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                                                                   EXHIBIT 10.32


                                    EFFECTIVENESS AGREEMENT dated as of April
                           20, 2001 (this "EFFECTIVENESS AGREEMENT"), among ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "COMPANY"); the borrowing subsidiaries party hereto (each, a "BORROWING SUBSIDIARY" and collectively with the Company, the "BORROWERS"); the financial institutions and other entities listed in Schedule I hereto, in their respective capacities as parties to the Existing Credit Agreements referred to below (the "ORIGINAL LENDERS"); the financial institutions and other entities listed in Schedule II hereto (the "CONTINUING LENDERS" and, together with the Original Lenders, the "LENDERS"); and THE CHASE MANHATTAN BANK, as Administrative Agent, in each case under (i) the Credit Agreement dated as of November 23, 1998, among the Company, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof ("EXISTING AGREEMENT A"), and (ii) the Amended and Restated Credit Agreement dated as of November 23, 1998, among the Company, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof ("EXISTING AGREEMENT B" and, together with Existing Agreement A, the "EXISTING CREDIT AGREEMENTS").

                  WHEREAS, the Borrowers have requested, and the Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreements be amended, restated and combined as provided herein effective upon satisfaction of the conditions set forth in Section 10 below;

                  NOW, THEREFORE, each Borrower, each of the Lenders and the Administrative Agent hereby agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below, except that references to "Loans", "Revolving Loans" and "Term Loans" under the Existing Credit Agreements shall have the meanings assigned to such terms in the applicable Existing Credit Agreement. As used in this Effectiveness Agreement, the following terms shall have the meanings assigned to them below:

                  "ADDITIONAL LENDERS" shall mean the Continuing Lenders that are not Original Lenders.

                  "ASSIGNING LENDERS" shall mean the Departing Lenders and (a) with respect to Revolving Loans, each Continuing Lender whose outstanding Revolving Loans

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as of the Effectiveness Date (as hereinafter defined) will be less than the aggregate outstanding amount of its Revolving Loans under Existing Agreement A immediately prior to the occurrence of the Effectiveness Date as a result of this Agreement and the transactions provided for herein, and (b) with respect to Term Loans, each Continuing Lender whose outstanding Tranche A Term Loans as of the Effectiveness Date will be less than the aggregate outstanding amount of its Term Loans under Existing Agreement A and Loans under Existing Agreement B immediately prior to the occurrence of the Effectiveness Date as a result of this Agreement and the transactions provided for herein.

                  "DEPARTING LENDERS" shall mean the Original Lenders that are not Continuing Lenders.

                  "INCREASING LENDERS" shall mean the Additional Lenders and (a) with respect to Revolving Loans, each Continuing Lender whose outstanding Revolving Loans as of the Effectiveness Date will be greater than the aggregate outstanding amount of its Revolving Loans under Existing Agreement A immediately prior to the occurrence of the Effectiveness Date as a result of this Agreement and the transactions provided for herein and (b) with respect to Term Loans, each Continuing Lender whose outstanding Tranche A Term Loans as of the Effectiveness Date will be greater than the aggregate outstanding amount of its Term Loans under Existing Agreement A and Loans under Existing Agreement B immediately prior to the occurrence of the Effectiveness Date as a result of this Agreement and the transactions provided for herein.

                  SECTION 2. EFFECTIVENESS DATE. (a) The transactions provided for in Sections 3 through 9 hereof shall be consummated at a closing (the "CLOSING") to be held on the Effectiveness Date at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties hereto shall agree upon.

                  (b) The "EFFECTIVENESS DATE" shall be specified by the Company, and shall be a date not later than April 30, 2001, as of which all the conditions set forth or referred to in Section 10 hereof shall have been satisfied. The Company shall give not less than one Business Day's written notice proposing a date as the Effectiveness Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Effectiveness Agreement shall terminate at 5:00 p.m., New York City time, on April 30, 2001, if the Effectiveness Date shall not have occurred at or prior to such time.

                  SECTION 3. AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENTS; RECLASSIFICATION OF LOANS; LETTERS OF CREDIT. (a) The Existing Credit Agreements (including all Exhibits and Schedules thereto) are hereby amended, restated and combined, effective as of the Effectiveness Date (subject to the satisfaction of the conditions set forth in Section 10 below), into a single credit agreement (including all exhibits and schedules thereto) reading in its entirety as set forth in Exhibit A hereto (the

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                                                                               3


"RESTATED CREDIT AGREEMENT"), and the Administrative Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment, restatement and combination, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreements as amended, restated and combined in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the Loan Documents, shall mean the Restated Credit Agreement.

                  (b) On the Effectiveness Date, (i) the Closing Date Term Loans and Delayed Draw Term Loans outstanding under Existing Agreement A will become Tranche A Term Loans under the Restated Credit Agreement, (ii) the Revolving Loans outstanding under Existing Agreement A will become Revolving Loans under the Restated Credit Agreement and (iii) the Loans outstanding under Existing Agreement B will become Tranche A Term Loans under the Restated Credit Agreement, and the terms of all such Loans shall without further action be amended to be those of the respective Classes of Loans into which they shall have been converted, as set forth in the Restated Credit Agreement. Notwithstanding anything to the contrary in the Existing Credit Agreements, each Interest Period in effect with respect to any Eurodollar Loan outstanding under the Existing Credit Agreements will terminate on the Effectiveness Date, and each such Loan will be converted on such date into an ABR Loan, subject to the right of the Company thereafter to convert such Loan into a Eurodollar Loan as provided in the Restated Credit Agreement.

                  (c) All Letters of Credit outstanding under the Existing Credit Agreements shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Issuing Banks with respect to drawings made thereunder and other matters related thereto.

                  SECTION 4. DELIVERY OF NOTES. On or prior to the Effectiveness Date, each Lender holding one or more Notes (as defined in the Existing Credit Agreements) shall deliver such Notes to the Administrative Agent. Each Lender that fails so to deliver any such Note held by it hereby agrees to indemnify the Company for any loss, cost or expense resulting from such failure. Upon the effectiveness of the Restated Credit Agreement, the Administrative Agent shall release and deliver such Notes to the Company for cancelation.

                  SECTION 5. FEES AND EXPENSES. On the Effectiveness Date, on or before the effectiveness of the Restated Credit Agreement, the Company shall pay to the Administrative Agent (a) for its own account, all fees and other amounts owed to it under any agreement or instrument between it and the Company as of the Effectiveness Date, (b) for the account of each Lender the upfront fee separately agreed upon by the Company

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and due to such Lender on the Effectiveness Date, (c) for the account of each
Issuing Bank, all unpaid fees accrued to but excluding the Effectiveness Date for the account of such Issuing Bank under the Existing Credit Agreements and
(d) for the account of each applicable payee, all expenses due and payable on or before the Effectiveness Date in connection with the Loan Documents to be delivered on the Effectiveness Date or otherwise, including, without limitation, the reasonable fees and expenses accrued and invoiced through the Effectiveness Date of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 6. FUNDING MEMORANDUM. On or prior to the Effectiveness Date, the Administrative Agent and the Company will prepare and agree upon a funding memorandum (the "FUNDING MEMORANDUM") setting forth (i) the respective amounts of the Loans of each class under each of the Existing Credit Agreements that are held on the Effectiveness Date by the Continuing Lenders and that will continue to be held by such Continuing Lenders (such Loans being called "RETAINED LOANS"), (ii) the respective amounts of the Loans of each class under each of the Existing Credit Agreements that will be assigned on the Effectiveness Date pursuant to Section 7(a) by the Assigning Lenders (such Loans being called the "ASSIGNED LOANS"), (iii) the respective amounts of the Assigned Loans of each class that will be purchased on the Effectiveness Date pursuant to
Section 7(a) by the Increasing Lenders and the Additional Lenders and (iv) the respective amounts to be paid and received by the parties hereto on the Effectiveness Date pursuant to Section 9. The amounts of the Assigned Loans of each Class under each of the Existing Credit Agreements that are to be assigned by each Assigning Lender and purchased by each Increasing Lender, as set forth in the Funding Memorandum, will be such that, after giving effect to such assignments and purchases and to the additional Loans made on the Effectiveness Date pursuant to Section 7(b), the Loans of each Class to be outstanding under the Restated Credit Agreement will be held by the Continuing Lenders in the respective amounts (or, in the case of Revolving Loans, pro rata in accordance with the Revolving Credit Commitments) set forth in Schedule 2.01 to the Restated Credit Agreement.

                  SECTION 7. ASSIGNMENT AND PURCHASE; ADDITIONAL LOANS. (a) Subject to the conditions set forth in Section 10, effective on the Effectiveness Date, (i) each Assigning Lender hereby sells, assigns and transfers to the Increasing Lenders, without recourse, representation or warranty (other than as expressly set forth below in this paragraph), all its Assigned Loans of each Class and all its related rights and interests under the Existing Credit Agreements, and (ii) each Increasing Lender hereby purchases and accepts from the Assigning Lenders the Assigned Loans of each Class to be purchased by it and all such related rights and interests. The parties hereto acknowledge that each Increasing Lender is purchasing its Assigned Loans of each Class ratably from each Assigning Lender assigning Loans of such Class and that each Assigning Lender is assigning its Assigned Loans of each Class ratably to each Increasing Lender purchasing Loans of such Class. Notwithstanding the foregoing, (A) the Original Lenders shall

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                                                                               5

retain the exclusive right under the Existing Credit Agreements to receive and retain the payments referred to in clauses (a) and (b) of Section 9, and (B) the Departing Lenders shall retain all their rights arising out of the period prior to the Effectiveness Date under the Existing Credit Agreements in respect of indemnification and expense reimbursement obligations (including under Sections 2.15, 2.16, 2.17 and 9.03 of Existing Agreement A and Sections 2.09, 2.10, 2.11 and 9.03 of Existing Agreement B, each as in effect immediately prior to the Effectiveness Date), which shall survive the amendment of the Existing Credit Agreements without prejudice to the rights of the Continuing Lenders under the Restated Credit Agreement. Each Assigning Lender represents to each Increasing Lender that it owns the Loans and related interests being assigned by it hereunder free and clear of any Liens and that it has the power and all requisite authority to effect the assignments provided for herein.

                  (b) On the Effectiveness Date, each Continuing Lender with a Commitment of any Class will make new Loans of such Class, as provided in
Section 2.01 of the Restated Credit Agreement, in a principal amount equal to the difference between (i) such Lender's pro rata percentage, based upon its applicable Commitment, of the Loans of such Class to be outstanding on the Effectiveness Date after giving effect to the transactions provided for herein and in the Restated Credit Agreement and (ii) the sum of (x) the principal amount of the Loans of such Class acquired by such Lender pursuant to paragraph
(a) of this Section 7 and (y) the principal amount of the Loans of such Class to be held by such Lender after giving effect to Section 3(b) above that are not assigned by such Lender to any other Lender pursuant to paragraph (a) of this
Section 7.

                  SECTION 8. CONSENTS AND RELEASES. The Company hereby consents and agrees to the transactions contemplated by Sections 6 and 7 and hereby releases, effective on the Effectiveness Date, the Departing Lenders from all their obligations under the Existing Credit Agreements. The Continuing Lenders and the Company agree that, upon the effectiveness of the amendment, restatement and combination provided for in Section 3, the obligations of the Borrowers, the Administrative Agent and the Continuing Lenders shall, except as expressly set forth herein, be limited to those set forth in the Restated Credit Agreement.

                  SECTION 9. PAYMENTS. (a) Subject to the conditions set forth in Section 10 hereof, on the Effectiveness Date:

                  (i) the Company shall pay to the Administrative Agent, in the manner required under the Existing Credit Agreements, for distribution to the Original Lenders in accordance with the Existing Credit Agreements, an amount equal to the sum of (A) all interest accrued under the Existing Credit Agreements on the Loans outstanding thereunder through the date immediately preceding the Effectiveness Date and not yet paid and (B) all fees and other amounts accrued under the Existing Credit Agreements through the date immediately preceding the

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         Effectiveness Date and not yet paid, in each case whether or not then due under the terms of the Existing Credit Agreements;

                  (ii) each Increasing Lender shall pay to the Administrative Agent, in accordance with Section 2.06(a) of the Restated Credit Agreement, amounts equal to the principal amounts of the Assigned Loans of each Class to be purchased by such Increasing Lender, as set forth in the Funding Memorandum (the obligations of the Increasing Lenders under this paragraph (ii) being several and not joint); and

                  (iii) the Administrative Agent shall pay (A) to the Original Lenders, (1) from the funds received by it pursuant to clause (i)(A) above, all accrued and unpaid interest in respect of the Loans of such Lenders outstanding under the Existing Credit Agreements on the Effectiveness Date and (2) from the funds received by it pursuant to clause (i)(B) above, all fees and other amounts accrued and unpaid (whether or not than due) to such Lenders under the Existing Credit Agreements; and (B) to the Assigning Lenders, from the funds received by it pursuant to clause (ii) above, the aggregate principal amounts of the Assigned Loans of each Class of such Lenders outstanding on the Effectiveness Date.

                  (b) The Company agrees to pay to each Assigning Lender any breakage costs that may result from the termination pursuant to Section 3(b) herein of the Interest Periods applicable to the Loans outstanding under the Existing Credit Agreements as provided in Section 2.16 of Existing Agreement A or Section 2.10 of Existing Agreement B, and agrees that for purposes of computing amounts due under such Sections, such Loans will be deemed to have been prepaid on the Effectiveness Date.

                  (c) In the event the Company shall specify a date as the Effectiveness Date and the Effectiveness Date shall not occur on such date, the Company shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the transactions to have been consummated by such Lender on such proposed Effectiveness Date, in each case determined as set forth in
Section 2.16 of the Restated Credit Agreement in respect of any failure to borrow or prepay any Loan.

                  (d) The Company agrees that if any Lender shall default in the payment of any amount due from it under this Section, the Company shall promptly pay the defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Lender) to the Administrative Agent, together with interest on such amount at the Alternate Base Rate from the Effectiveness Date to the date of payment. Upon any such payment by the Company, the Company shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04 of the Restated Credit

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                                                                               7


Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; PROVIDED that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement.

                  SECTION 10. CONDITIONS. The consummation of the transactions set forth in Sections 3 through 9 of this Effectiveness Agreement shall be subject to the satisfaction of the following conditions precedent:

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) counterparts of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed counterparts of this Agreement and the Restated Credit Agreement.

                  (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effectiveness Date) of each of (i) Jones, Day, Reavis & Pogue, special counsel for the Borrowers, substantially in the form of Exhibit B-1, (ii) Ann D. Davidson, Vice President and General Counsel of the Company, substantially in the form of Exhibit B-2, and (iii) local counsel in each jurisdiction where a Mortgaged Property is located, in a form reasonably satisfactory to the Administrative Agent, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinions.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Effectiveness Date and signed by the President, a Vice President or a Financial

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         Officer of each of the Borrowers, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.01 of the Restated Credit Agreement.

                  (e) The Administrative Agent shall have received, or contemporaneously therewith shall receive, all fees and other amounts due and payable on or prior to the Effectiveness Date, including, without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, fees, charges and disbursements of counsel), required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                  (f) The Administrative Agent shall have received counterparts of the Subsidiary Guaranty Agreement signed on behalf of each Subsidiary Loan Party and counterparts of each of the Pledge Agreement and the Security Agreement signed on behalf of each Borrower and each Subsidiary Loan Party that is a party thereto, together with the following:

                           (i) certificates representing all the outstanding
                  Equity Interests in each Subsidiary owned by or on behalf of any Loan Party, including, without limitation, all the Equity Interests in Cordant and each subsidiary of Cordant, as of the Effectiveness Date after giving effect to the Transactions (except that certificates representing common Equity Interests in a Foreign Subsidiary may be limited to 65% of each class of the outstanding voting Equity Interests in such Foreign Subsidiary), promissory notes evidencing all intercompany Indebtedness owed to any Loan Party by the Company or any Subsidiary as of the Effectiveness Date after giving effect to the Transactions other than Equity Interests in and assets of Alliant Assurance Ltd. as excepted under the Pledge Agreement) and stock powers, indorsements and other instruments of transfer, endorsed in blank, with respect to such certificates and promissory notes;

                           (ii) all documents and instruments, including,
                  without limitation, Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to continue, create or perfect the Liens intended to be continued or created under the Security Documents (it being understood that payment of any fees with respect to filings to be made in Tennessee, Maryland and Alabama shall be made within 10 Business Days after the Effectiveness Date); and

                           (iii) a completed Perfection Certificate dated the
                  Effectiveness Date and signed by an executive officer or Financial Officer of the Company, together with all attachments contemplated thereby, including, to the extent returns have been received, the results of a search of the

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                  Uniform Commercial Code (or equivalent) filings made with
                  respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Restated Credit Agreement or have been released.

                  (g) The Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property signed by each appropriate party (with a representation from Alcoa as to the ownership of the property); (ii) for each Mortgaged Property so identified on Schedule 5.10 of the Restated Credit Agreement, a policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by Section 6.02 of the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request; PROVIDED that in the event that such policies of title insurance are not available for delivery on the Effectiveness Date, the Company shall use its reasonable best efforts to deliver such policies within 60 days after the Effectiveness Date; (iii) for each Mortgaged Property so identified on Schedule 5.10 of the Restated Credit Agreement, either (A) a satisfactory certificate from a Responsible Officer of the applicable owner of the Mortgaged Property certifying to the applicable title company that, since the date of the most recent surveys relating to the Mortgaged Properties of such owner delivered to the Administrative Agent, there have been no material improvements or alterations at such Mortgaged Properties, PROVIDED that such certificate shall satisfy the title company's requirement for issuance of a title insurance policy without any survey exception, or (B) a current survey (or an update of a survey previously certified to the Administrative Agent), in form and substance reasonably acceptable to the Administrative Agent, of such Mortgaged Property, or (C) the Company shall have used its reasonable best efforts to deliver the survey materials described in (B) above within 90 days after the Effectiveness Date; and (iv) to the extent available after the Company's exercise of commercially reasonable efforts, one estoppel certificate from each landlord of any Mortgaged Property that is or includes a leasehold estate satisfactory in form and substance to the Administrative Agent; PROVIDED that in the event that any such estoppel certificate is not available for delivery on the Effectiveness Date, the Company shall deliver such estoppel certificate within 60 days after the Effectiveness Date.

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                  (h) The Administrative Agent shall have received evidence that the insurance required by Section 5.03 of the Restated Credit Agreement and the Security Documents is in effect.

                  (i) The Administrative Agent shall have received a certificate of the chief financial officer of the Company, substantially in the form of Exhibit F to the Restated Credit Agreement, with respect to the solvency of the Loan Parties after giving effect to the Transactions on the Effectiveness Date.

                  (j) The Transactions and the other transactions contemplated hereby shall not violate any applicable law, statute, rule or regulation or conflict with, or result in a default under, any material agreement of any Borrower, Cordant or any of their subsidiaries. All consents and approvals necessary or advisable to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions.

                  (k) The Lenders shall have received a satisfactory pro forma consolidated balance sheet of the Company as of the date of the Company's most recently ended fiscal quarter for which financial statements are available, adjusted to give effect to the consummation of the Transactions and the other transactions contemplated thereby as if they had occurred on such date, and such pro forma consolidated balance sheet shall be consistent in all material respects with the forecasts and other information provided to the Lenders prior to the date hereof.

                  (l) The Acquisition shall have been or shall simultaneously be consummated on the terms of and pursuant to the Acquisition Documents, without modification or waiver of any material term or condition thereof not approved by the Administrative Agent, and in a manner and with results consistent in all material respects with the sources and uses and the pro forma financial information furnished to the Lenders prior to the date hereof and in compliance in all material respects with all applicable laws.

                  (m) The Lenders shall be satisfied (i) with the capitalization, structure and equity ownership of the Company and its subsidiaries after giving effect to the Transactions, and (ii) that the aggregate fees and expenses relating to the Transactions shall not exceed $40,000,000.

                  (n) The Company shall have received gross proceeds of not less than $125,000,000 from the issuance and sale of the Senior Subordinated Notes or other Permanent Securities or the borrowing of loans under the Bridge Facility. After giving effect to the Loans made on the Effectiveness Date and the

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         application of the proceeds thereof, the Company and the Subsidiaries shall have no outstanding Indebtedness other than (i) Indebtedness under this Agreement, (ii) Indebtedness consisting of Senior Subordinated Notes, other Permanent Securities and/or loans under the Bridge Facility in an aggregate principal amount not to exceed the sum of $125,000,000 and the aggregate amount of reductions of the Term Loan Commitments effected on or prior to the Effectiveness Date under
         Section 2.08(d) and (iii) Indebtedness set forth on Schedule 6.01 to the Restated Credit Agreement. The Lenders shall be satisfied in all material respects with the terms of and the documentation for the Senior Subordinated Notes (or other outstanding Permanent Securities) or Bridge Facility, as applicable.

                  (o) All the outstanding 6-5/8% Senior Notes due 2008 of Cordant shall have been assumed by Alcoa in accordance with the terms of the indenture applicable thereto and Cordant shall have been released from, and fully indemnified by Alcoa with respect to, all obligations in respect thereof.

                  (p) The Company will have provided (a) audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Company for the most recent five Fiscal Years ended prior to the Effectiveness Date (including such balance sheets and statements for the fiscal year ended March 31, 2000) and (b) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Company for (i) each subsequent fiscal quarter ended 45 days or more before the Effectiveness Date and (ii) except in the case of statements of stockholders' equity, each fiscal month after the most recent fiscal quarter for which financial statements were received by the Lenders as described above and ended 30 days or more before the Effectiveness Date, which financial statements shall not be materially adversely inconsistent with the financial statements or forecasts provided to the Lenders prior to the date hereof.

                  (q) The Company will have provided as soon as is available but not later than the Effectiveness Date (a) an audited consolidated statement of net assets and a related unaudited statement of income of Thiokol as at, and for the fiscal year ended, December 31, 2000, and
         (b) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Thiokol for (i) each subsequent fiscal quarter ended 45 days or more before the Effectiveness Date and (ii) except in the case of statements of stockholders' equity, each fiscal month after the most recent fiscal quarter for which financial statements were received by the Lenders as described above and ended 30 days or more before the Effectiveness Date (it being understood that this clause (b)(ii) shall not be breached by any failure to provide any financial statement required under (b)(ii) so long as the Company shall have used its reasonable best efforts to cause Thiokol and Thiokol's subsidiaries to assist the Company in the preparation of such

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                                                                              12


         financial statements), which financial statements shall not be materially adversely inconsistent with the financial statements or forecasts provided to the Lenders prior to the date hereof.

                  (r) There shall not have occurred or become known to the
         Lenders: (i) any material adverse change in the business, financial condition, results of operations, property or prospects of the Company and its Consolidated Subsidiaries, taken as a whole, since March 31, 2000, or (ii) any material adverse change in the business, financial conditions, results of operations or property of Thiokol and its subsidiaries, taken as a whole, since December 31, 1999.

The Administrative Agent shall notify the Company and the Lenders of the Effectiveness Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02 of the Restated Credit Agreement) at or prior to 3:00 p.m., New York City time, on April 30, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 11. EFFECTIVENESS; COUNTERPARTS. This Effectiveness Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent. This Effectiveness Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Lenders. This Effectiveness Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Effectiveness Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Effectiveness Agreement.

                  SECTION 12. NO NOVATION. This Effectiveness Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreements. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreements, which shall remain outstanding as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of Existing Agreement A and Sections 2.09, 2.10, 2.11 and 9.03 of Existing Agreement B, each as in effect immediately prior to the Effectiveness Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effectiveness Date.

                  SECTION 13. NOTICES. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated Credit Agreement or, in the case of a notice to any Departing Lender, in accordance with Section 9.01 of the applicable Existing Credit Agreement.

                  SECTION 14. APPLICABLE LAW; WAIVER OF JURY TRIAL. (A) THIS EFFECTIVENESS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION
10.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

                                    ALLIANT TECHSYSTEMS INC.,



                                    by /s/ Eric Rangen
                                       -----------------------------------------
                                       Name:   Eric Rangen
                                       Title:  Vice President/
                                               Chief Financial Officer

                                    THE CHASE MANHATTAN BANK,
                                    individually and as Administrative
                                    Agent and Swingline Lender,



                                    by /s/ John C. Riordan
                                       -----------------------------------------
                                       Name: John C. Riordan
                                       Title:  Vice President


                                    CHASE MANHATTAN BANK
                                    DELAWARE, as an Issuing Bank,

                                    by /s/ John C. Riordan
                                       -----------------------------------------
                                       Name: John C. Riordan
                                       Title:  Vice President

            LENDER:                  Credit Lyonnais New York Branch
                                     By:


                                     by /s/ Attila Koc
                                       -----------------------------------------
                                        Name:  Attila Koc
                                        Title: Senior Vice President

            LENDER:                  The Bank of New York


                                     by /s/ John-Paul Marotta
                                       -----------------------------------------
                                        Name:  John-Paul Marotta
                                        Title: Vice President

            LENDER:                  First Union National Bank


                                     by /s/ Christopher Hetterly
                                       -----------------------------------------
                                        Name:  Christopher Hetterly
                                        Title: Director

            LENDER:                  Toronto Dominion (Texas), Inc.


                                     by /s/ Alva J. Jones
                                       -----------------------------------------
                                        Name:  Alva J. Jones
                                        Title: Vice President


            LENDER:                  U.S. Bank National Association


                                     by /s/ Karen E. Weathers
                                       -----------------------------------------
                                        Name:  Karen E. Weathers
                                        Title: Vice President

            LENDER:                  Fleet National Bank


                                     by /s/ Roger C. Boucher
                                       -----------------------------------------
                                        Name:  Roger C. Boucher
                                        Title: Director


            LENDER:                  National City Bank


                                     by /s/ Kelly L. Moyer
                                       -----------------------------------------
                                        Name:  Kelly L. Moyer
                                        Title: Vice President


            LENDER:                  Mellon Bank, N.A.


                                     by /s/ Charles H. Staub
                                       -----------------------------------------
                                        Name:  Charles H. Staub
                                        Title: Senior Vice President


            LENDER:                  BNP Paribas


                                     by /s/ Jo Ellen Bender
                                       -----------------------------------------
                                        Name:  Jo Ellen Bender
                                        Title: Director


                                     by /s/ Richard L. Sted
                                       -----------------------------------------
                                        Name:  Richard L. Sted
                                        Title: Managing Director and Central
                                               Region Manager

            LENDER:                  Credit Industriel Et Commercial


                                     by /s/ Brian O'Leary       /s/ Sean Mounier
                                       -----------------------------------------
                                        Name:  Brian O'Leary    Sean Mounier
                                        Title: Vice President   First Vice President

            LENDER:                  The Mitsubishi Trust and Banking
                                     Corporation


                                     by /s/ Scott J. Paige
                                       -----------------------------------------
                                        Name:  Scott J. Paige
                                        Title: Executive Vice President
                                               Head of Special Finance Group


            LENDER:                  General Electric Capital
                                     Corporation


                                     by /s/ Gregory Hong
                                       -----------------------------------------
                                        Name:  Gregory Hong
                                        Title: Duly Authorized Signatory


            LENDER:                  Comerica Bank


                                     by /s/ Timothy O'Rourke
                                       -----------------------------------------
                                        Name:  Timothy O'Rourke
                                        Title: Vice President


            LENDER:                  Erste Bank


                                     by /s/ John Fay
                                       -----------------------------------------
                                        Name:  John Fay
                                        Title: Vice President
                                               Erste Bank New York Branch


                                     by /s/ Paul Judicke
                                       -----------------------------------------
                                        Name:  Paul Judicke
                                        Title: Vice President
                                               Erste Bank New York Branch

            LENDER:                  Allied Irish Banks PLC


                                     by /s/ John Farrace
                                       -----------------------------------------
                                        Name:  John Farrace
                                        Title: Senior Vice President


            LENDER:                  IKB Capital Corporation


                                     by /s/ W. Boeker
                                       -----------------------------------------
                                        Name:  W. Boeker
                                        Title: Senior Vice President


            LENDER:                  Natexis Banques Populaires


                                     by /s/ Gary Kania
                                       -----------------------------------------
                                        Name:  Gary Kania
                                        Title: Vice President


                                     by /s/ Jordan Levy
                                       -----------------------------------------
                                        Name:  Jordan Levy
                                        Title: Associate


            LENDER:                  Van Kampen
                                     Prime Rate Income Trust
                                     By: Van Kampen Investment Advisory Corp.


                                     by /s/ Brian T. Buscher
                                       -----------------------------------------
                                        Name:  Brian T. Buscher
                                        Title: Manager Operations & Compliance

            LENDER:                  Van Kampen
                                     Senior Income Trust
                                     By: Van Kampen Investment Advisory Corp.


                                     by /s/ Brian T. Buscher
                                       -----------------------------------------
                                        Name:  Brian T. Buscher
                                        Title: Manager Operations & Compliance


            LENDER:                  Van Kampen
                                     Senior Floating Rate Fund
                                     By: Van Kampen Investment Advisory Corp.


                                     by /s/ Brian T. Buscher
                                       -----------------------------------------
                                        Name:  Brian T. Buscher
                                        Title: Manager Operations & Compliance


            LENDER:                  Emerald Orchard, Limited


                                     by /s/ Dana Schwalie
                                       -----------------------------------------
                                        Name:  Dana Schwalie
                                        Title: Attorney-In-Fact


            LENDER:                  Metropolitan Life Insurance
                                     Company


                                     by /s/ James R. Dinghi
                                       -----------------------------------------
                                        Name:  James R. Dinghi
                                        Title: Director


            LENDER:                  KZH ING-1 LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

            LENDER:                  Pilgrim Senior Income Fund


                                     by /s/ William Nutting Jr.
                                       -----------------------------------------
                                        Name:  William Nutting Jr.
                                        Title: Asst. Vice President


            LENDER:                  Pilgrim Prime Rate Trust


                                     by /s/ William Nutting Jr.
                                       -----------------------------------------
                                        Name:  William Nutting Jr.
                                        Title: Asst. Vice President


            LENDER:                  Morgan Stanley Dean Witter
                                     Prime Income Trust


                                     by /s/ Peter Gewirtz
                                       -----------------------------------------
                                        Name:  Peter Gewirtz
                                        Title:    Vice President


            LENDER:                  KZH Soleil LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


            LENDER:                  KZH Soleil-2-1 LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

            LENDER:                  KZH Sterling LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


            LENDER:                  KZH Cypresstree-1LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


            LENDER:                  Stein Roe Floating Rate Limited
                                     Liability Company


                                     by /s/ Brian W. Good
                                       -----------------------------------------
                                        Name:  Brian W. Good
                                        Title: Senior Vice President
                                               Stein Roe & Farnham
                                               Incorporated, as Advisor to
                                               the Stein Roe Floating Rate
                                               Limited Liability Company


            LENDER:                  SRF Trading, Inc.


                                     by /s/ Ann E. Morris
                                       -----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst. Vice President


            LENDER:                  SRF 2000 LLC


                                     by /s/ Ann E. Morris
                                       -----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst. Vice President

            LENDER:                  Liberty - Stein Roe Advisor
                                     Floating Rate Advantage Fund
                                     By: Stein Roe & Farnham Incorporated,
                                         as Advisor


                                     by /s/ Brian W. Good
                                       -----------------------------------------
                                        Name:  Brian W. Good
                                        Title: Sr. Vice President &
                                               Portfolio Manager


            LENDER:                  Muirfield Trading LLC


                                     by /s/ Ann E. Morris
                                       -----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst. Vice President


            LENDER:                  Sequils-Cumberland I, LTD.
                                     By: Deerfield Capital Management LLC
                                         as its Collateral Manager


                                     by /s/ Dan M. Hattori
                                       -----------------------------------------
                                        Name:  Dan M. Hattori
                                        Title: Vice President


            LENDER:                  Antares Capital Corporation


                                     by /s/ David Tulion
                                       -----------------------------------------
                                        Name:  David Tulion
                                        Title: Director

            LENDER:                  Chase Manhattan Bank,
                                     As Trustee of the Antares Funding
                                     Trust Agreement dated as of
                                     November 30, 1999, as Lender


                                     by /s/ Richard Kohlmeyer
                                       -----------------------------------------
                                        Name:  Richard Kohlmeyer
                                        Title: Assistant Vice President


            LENDER:                  Kemper Floating Rate Fund


                                     by /s/ Kenneth Weber
                                       -----------------------------------------
                                        Name:  Kenneth Weber
                                        Title: Senior Vice-President


            LENDER:                  KZH Riverside LLC


                                     by /s/ Susan Lee
                                       -----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


            LENDER:                  Pinehurst Trading, Inc.


                                     by /s/ Ann E. Morris
                                       -----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst. Vice President


            LENDER:                  Goldentree High Yield Opportunities I, L.P


                                     by /s/ Frederick Haddad
                                       -----------------------------------------
                                        Name:  Frederick Haddad
                                        Title: Partner

            LENDER:                  Oppenheimer Senior Floating Rate Fund


                                     by /s/ Scott Farrar
                                       -----------------------------------------
                                        Name:  Scott Farrar
                                        Title: Vice President


            LENDER:                  The Sumitomo Trust & Banking Co.,
                                     Ltd., New York Branch


                                     by /s/ Stephen A. Stratico
                                       -----------------------------------------
                                        Name:  Stephen A. Stratico
                                        Title: Vice President


            LENDER:                  Nuveen Floating Rate Fund
                                     By: Nuveen Senior Loan Asset Management
                                         Inc.


                                     by /s/ Lisa M. Mincheski
                                       -----------------------------------------
                                        Name:  Lisa M. Mincheski
                                        Title: Managing Director

                                    EXHIBITS

EXHIBITS

Exhibit A -- Credit Agreement

                                                                       EXHIBIT A

                                                  TO THE EFFECTIVENESS AGREEMENT

================================================================================


                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                   dated as of

                                 April 20, 2001

                                      among

                            ALLIANT TECHSYSTEMS INC.

                     The Borrowing Subsidiaries Party Hereto

                            The Lenders Party Hereto

                         The Issuing Banks Party Hereto

                         CREDIT LYONNAIS NEW YORK BRANCH
                              as Syndication Agent

                                       and

                                BANK OF NEW YORK
                            FIRST UNION NATIONAL BANK
                            THE TORONTO-DOMINION BANK
                                     US BANK
                             as Documentation Agents

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                  --------------------------------------------


                                    JPMORGAN
                      as Sole Arranger and Sole Bookrunner

================================================================================

                                TABLE OF CONTENTS


                                                                           PAGE

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  DEFINED TERMS..................................................2
SECTION 1.02.  CLASSIFICATION OF LOANS AND BORROWINGS........................35
SECTION 1.03.  TERMS GENERALLY...............................................35
SECTION 1.04.  ACCOUNTING TERMS; GAAP........................................36

                                   ARTICLE II

                                   THE CREDITS

SECTION 2.01.  COMMITMENTS...................................................37
SECTION 2.02.  LOANS AND BORROWINGS..........................................38
SECTION 2.03.  REQUESTS FOR BORROWINGS.......................................38
SECTION 2.04.  SWINGLINE LOANS...............................................39
SECTION 2.05.  LETTERS OF CREDIT.............................................41
SECTION 2.06.  FUNDING OF BORROWINGS.........................................46
SECTION 2.07.  INTEREST ELECTIONS............................................47
SECTION 2.08.  TERMINATION AND REDUCTION OF COMMITMENTS......................49
SECTION 2.09.  REPAYMENT OF LOANS; EVIDENCE OF DEBT..........................50
SECTION 2.10.  AMORTIZATION OF TERM LOANS....................................51
SECTION 2.11.  PREPAYMENT OF LOANS...........................................52
SECTION 2.12.  FEES..........................................................54
SECTION 2.13.  INTEREST......................................................55
SECTION 2.14.  ALTERNATE RATE OF INTEREST....................................56
SECTION 2.15.  INCREASED COSTS...............................................57
SECTION 2.16.  BREAK FUNDING PAYMENTS........................................58
SECTION 2.17.  TAXES.........................................................59
SECTION 2.18.  PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SETOFFS....60
SECTION 2.19.  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS................62
SECTION 2.20.  OBLIGATIONS CONSTITUTE DESIGNATED SENIOR INDEBTEDNESS.........63

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  EXISTENCE AND POWER...........................................63
SECTION 3.02.  AUTHORIZATION; NO CONTRAVENTION...............................64
SECTION 3.03.  BINDING EFFECT................................................64
SECTION 3.04.  FINANCIAL INFORMATION.........................................64
SECTION 3.05.  LITIGATION....................................................65
SECTION 3.06.  COMPLIANCE WITH ERISA.........................................65
SECTION 3.07.  ENVIRONMENTAL MATTERS.........................................66
SECTION 3.08.  TAXES.........................................................66
SECTION 3.09.  SUBSIDIARIES..................................................66
SECTION 3.10.  NOT AN INVESTMENT COMPANY.....................................66
SECTION 3.11.  FULL DISCLOSURE...............................................67
SECTION 3.12.  COMPLIANCE WITH LAWS..........................................67
SECTION 3.13.  SOLVENCY......................................................67
SECTION 3.14.  SENIOR INDEBTEDNESS...........................................68

                                   ARTICLE IV

                                   CONDITIONS

SECTION 4.01.  EACH CREDIT EVENT.............................................68

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

SECTION 5.01.  FINANCIAL STATEMENTS AND OTHER INFORMATION....................69
SECTION 5.02.  PAYMENT OF OBLIGATIONS........................................72
SECTION 5.03.  MAINTENANCE OF PROPERTY; INSURANCE............................72
SECTION 5.04.  CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE..............73
SECTION 5.05.  COMPLIANCE WITH LAWS..........................................74
SECTION 5.06.  INSPECTION OF PROPERTY, BOOKS AND RECORDS.....................74
SECTION 5.07.  USE OF PROCEEDS AND LETTERS OF CREDIT.........................75
SECTION 5.08.  ADDITIONAL SUBSIDIARIES.......................................75
SECTION 5.09.  FURTHER ASSURANCES............................................77
SECTION 5.10.  MAINTENANCE OF COLLATERAL; ALTERATIONS........................77

                                   ARTICLE VI

                               NEGATIVE COVENANTS

SECTION 6.01.  INDEBTEDNESS; CERTAIN EQUITY SECURITIES.......................78
SECTION 6.02.  NEGATIVE PLEDGE...............................................81
SECTION 6.03.  CONSOLIDATIONS, MERGERS AND SALES OF ASSETS...................84

SECTION 6.04.  INVESTMENTS...................................................86
SECTION 6.05.  TRANSACTIONS WITH AFFILIATES..................................89
SECTION 6.06.  CONSTITUTIONAL DOCUMENTS......................................90
SECTION 6.07.  WAIVERS AND AMENDMENTS OF RELATED DOCUMENTS...................90
SECTION 6.08.  RESTRICTED PAYMENTS...........................................90
SECTION 6.09.  FOREIGN SUBSIDIARIES..........................................92
SECTION 6.10.  MINIMUM CONSOLIDATED NET WORTH................................92
SECTION 6.11.  LEVERAGE RATIO................................................92
SECTION 6.12.  INTEREST COVERAGE.............................................93
SECTION 6.13.  OUTSIDE LETTERS OF CREDIT.....................................93
SECTION 6.14.  DESIGNATED SENIOR DEBT........................................93
SECTION 6.15.  DERIVATIVES OBLIGATIONS.......................................94
SECTION 6.16.  ADDITIONAL DEBT INCURRENCE....................................94
SECTION 6.17.  CAPITAL EXPENDITURES..........................................94

                                   ARTICLE VII

                                 EVENTS OF DEFAULT...........................95

                                  ARTICLE VIII

                             THE ADMINISTRATIVE AGENT........................98

                                   ARTICLE IX

                                    GUARANTEE............................... 101

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.01.  NOTICES......................................................102
SECTION 10.02.  WAIVERS; AMENDMENTS..........................................103
SECTION 10.03.  EXPENSES; INDEMNITY; DAMAGE WAIVER...........................105
SECTION 10.04.  SUCCESSORS AND ASSIGNS.......................................107
SECTION 10.05.  SURVIVAL.....................................................110
SECTION 10.06.  COUNTERPARTS; INTEGRATION; EFFECTIVENESS.....................111
SECTION 10.07.  SEVERABILITY.................................................111
SECTION 10.08.  RIGHT OF SETOFF..............................................111
SECTION 10.09.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS...112
SECTION 10.10.  WAIVER OF JURY TRIAL.........................................112
SECTION 10.11.  HEADINGS.....................................................113

SECTION 10.12.  CONFIDENTIALITY..............................................113
SECTION 10.13.  INTEREST RATE LIMITATION.....................................114
SECTION 10.14.  INFORMATION CONCERNING FOREIGN PERSONS.......................114
SECTION 10.15.  RELEASE OF LIENS AND GUARANTEES..............................114



SCHEDULES:

Schedule 1.01 -- Acquisition Documents
Schedule 2.01 -- Commitments
Schedule 2.05 -- Letters of Credit
Schedule 5.03 -- Insurance
Schedule 5.10 -- Mortgaged Property
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.04 -- Existing Investments

EXHIBITS:

Exhibit A -- Form of Assignment and Acceptance
Exhibit B -- Form of Perfection Certificate
Exhibit C -- Form of Pledge Agreement
Exhibit D -- Form of Security Agreement
Exhibit E -- Form of Subsidiary Guaranty Agreement
Exhibit F -- Solvency Certificate

                                    AMENDED AND RESTATED CREDIT AGREEMENT dated
                           as of April 20, 2001 among ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "COMPANY"), the BORROWING SUBSIDIARIES party hereto (each, a "BORROWING SUBSIDIARY" and collectively with the Company, the "BORROWERS"), the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Borrowers have requested that (a) the Lenders extend credit in the form of (i) Tranche A Term Loans to the Company on the Effectiveness Date, in an aggregate principal amount not in excess of $300,000,000, (ii) Tranche B Term Loans to the Company on the Effectiveness Date, in an aggregate principal amount not in excess of $500,000,000, and (iii) Revolving Loans and Swingline Loans to the Borrowers at any time and from time to time commencing on the Effectiveness Date and ending on the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $250,000,000, of which not more than $20,000,000 may be in the form of Swingline Loans, and (b) the Issuing Banks extend credit to the Borrowers by issuing Letters of Credit for the respective accounts of the Borrowers at any time and from time to time commencing on the Effectiveness Date and ending on the Revolving Maturity Date, in an aggregate stated amount at any time outstanding not in excess of $150,000,000.

                  All the proceeds of the Term Loans, together with the proceeds of either the Senior Subordinated Notes (or other Permanent Securities) or the Bridge Facility, and of Revolving Loans in an aggregate amount not in excess of $95,000,000, will be used by the Company (a) to consummate the Acquisition, (b) to refinance the indebtedness outstanding under the Existing Credit Agreements, and (c) to pay related fees and expenses in connection with closing the Transactions in an aggregate amount not to exceed $40,000,000. The proceeds of Revolving Loans and Swingline Loans made after the Effectiveness Date will be used for general corporate purposes, including to finance acquisitions and to pay related fees and expenses. The Letters of Credit and the Lender Letters of Credit will be used for general corporate purposes.

                  The Lenders are willing to extend such credit to the Borrowers, and the Issuing Banks are willing to issue Letters of Credit for the respective accounts of the Borrowers, on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINED TERMS. The following terms, as used herein, have the following meanings:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "ACQUIRED INDEBTEDNESS" means any Indebtedness (i) of any Subsidiary existing at the time of acquisition of such Subsidiary or (ii) assumed by a Subsidiary in connection with the acquisition of assets or the business of another Person, whether by purchase, merger, consolidation or otherwise, in each case in clause (i) or (ii) above, which Indebtedness is not incurred in contemplation of such acquisition, purchase, merger, consolidation or other event.

                  "ACQUISITION" means the Company's acquisition of Thiokol from Alcoa in a transaction in which Cordant will divest itself of all assets and liabilities other than those of Thiokol and the Company will purchase all the capital stock of Cordant for an aggregate cash purchase price of $685,000,000, all in accordance with, and subject to adjustment as provided in, the Thiokol Purchase Agreement and the other Acquisition Documents.

                  "ACQUISITION DOCUMENTS" means the Thiokol Purchase Agreement and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith, in each case substantially in the form delivered to the Lenders prior to the date hereof, and as amended from time to time in accordance with the terms hereof and thereof. Schedule 1.01 sets forth a complete list of the Acquisition Documents.

                  "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "ADMINISTRATIVE AGENT" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent, duly completed by each Lender and submitted to the Administrative Agent (with a copy to the Company).

                  "AEROSPACE NOTES" means the $150,000,000 aggregate principal amount of notes designated as "Aerospace Notes" on Schedule 6.01.

                  "AFFILIATE" means, with respect to any Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls such former Person (a "Controlling Person") and (ii) any Person (other than a Subsidiary of such former Person) which is controlled by or is under common control with a Controlling Person; PROVIDED that, no officer or director of a Person, who is not otherwise an Affiliate of such Person, will be considered an Affiliate of such Person solely because of his or her position as an officer or director of such Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of Section 6.05, "Affiliate" shall include any Person that, by itself or as a member of a group of persons (in each case within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than any employee benefit plan (including any stock ownership plan (including 401K plans, restricted stock plans, employee stock purchase plans, performance sharing plans and incentive plans)) maintained for the benefit of the employees of the Company or any Subsidiary, owns 10% or more of the outstanding shares of common stock of the Company (including any Affiliates of such Person).

                  "AGGREGATE NET INVESTMENT IN UNRESTRICTED SUBSIDIARIES" means, at any date of determination, the excess of (x) all Investments (valued at the fair market value of the consideration paid or given in respect of such Investments at the time paid or given) after the Effectiveness Date by the Company or any Subsidiary in all Unrestricted Subsidiaries (including any designation of a Subsidiary as an Unrestricted Subsidiary, which shall be deemed to constitute an Investment in an amount equal to the relevant Person's shareholders' equity in such Subsidiary at the time of such designation) over
(y) the sum, without duplication, of (i) net proceeds of the disposition of the Equity Interests and other Investments in Unrestricted Subsidiaries received by the Company or any Subsidiary, plus (ii) principal payments and returns of capital received on or in respect of Investments in Unrestricted Subsidiaries by the Company or any Subsidiary, in each case since the Effectiveness Date.

                  "ALCOA" means Alcoa Inc., a Pennsylvania corporation.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "APPLICABLE PERCENTAGE" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "APPLICABLE RATE" means, for any day, (a) with respect to ABR Loans and Eurodollar Loans in the case of Tranche A Term Loans and Revolving Loans and the commitment fee payable in respect of unused Commitments, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date, PROVIDED that until the date that is six months after the Effectiveness Date, the "Applicable Rate" for ABR or Eurodollar Tranche A Term Loans and ABR or Eurodollar Revolving Loans shall be 1.75% and 2.75%, respectively, and the "Applicable Rate" for the commitment fee payable in respect of unused Commitments shall be 0.500%, and (b) with respect to ABR Loans and Eurodollar Loans in the case of Tranche B Term Loans, 2.00% and 3.00%, respectively.


=====================================================================================
                                               ABR       Eurodollar  Commitment Fee
         Leverage Ratio:                      Spread       Spread        Rate
         ---------------                      ------       ------        ----
-------------------------------------------------------------------------------------
           Category 1
           ----------

         LESS THAN 3.50                         2.00        3.00         0.500
-------------------------------------------------------------------------------------
           Category 2
           ----------

LESS THAN OR EQUAL TO 3.50,
  BUT GREATER THAN 3.00                         1.75        2.75         0.500
-------------------------------------------------------------------------------------
           Category 3
           ----------

LESS THAN OR EQUAL TO 3.00,
  BUT GREATER THAN 2.50                         1.50        2.50         0.500
-------------------------------------------------------------------------------------
           Category 4
           ----------

LESS THAN OR EQUAL TO 2.50,
  BUT GREATER THAN 2.00                         1.25        2.25         0.450
-------------------------------------------------------------------------------------
           Category 5
           ----------

LESS THAN OR EQUAL TO 2.00,
  BUT GREATER THAN 1.75                         1.00        2.00         0.375
-------------------------------------------------------------------------------------
           Category 6
           ----------

LESS THAN OR EQUAL TO 1.75                      0.75        1.75         0.250

=====================================================================================

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company's fiscal year based upon the Company's consolidated financial statements delivered pursuant to
Section 5.01(a) or (b)
and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third Business Day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                  "ARROW AVAILABLE RESTRICTED PAYMENTS" means, at any time, the Arrow Restricted Payments Basket at such time MINUS (a) all Restricted Payments made by the Arrow Subsidiaries pursuant to Section 6.08(v)(C), MINUS (b) all Investments made pursuant to Section 6.04(g)(i)(B)(z), MINUS (c) all Investments made pursuant to Section 6.04(g)(ii)(B) or (C), and PLUS (d) all dividends or distributions received by the Company or any Wholly-Owned Consolidated Subsidiary from the Arrow Joint Venture to the extent in excess of any substantially contemporaneous Restricted Payments made by the Arrow Subsidiaries to the Arrow Joint Venture. For purposes of calculating the foregoing, (i) the amount of any noncash Investment shall be deemed to be equal to the fair market value of the consideration paid or given by the Company and the Subsidiaries in respect of such Investment, (ii) the amount of any transaction described in
Section 6.04(g)(ii)(B) shall be deemed to be the maximum amount that could be required to be paid under or in respect of any such Guarantee, letter of credit or bonding by the Arrow Subsidiaries and (iii) the amount of any transaction described in Section 6.04(g)(ii)(C) shall be deemed to be the fair market value of the discrepancy between the terms and conditions that would apply in a similar transaction with a Person not an Affiliate, in each case as determined in good faith by the Company.

                  "ARROW JOINT VENTURE" means a joint venture formed by the Company on substantially the terms contemplated by the Arrow term sheet dated April 11 2001, heretofore delivered to the Lenders.

                  "ARROW RESTRICTED PAYMENTS BASKET" means, initially, $25,000,000, and, for any day after the date that is six months after the Effectiveness Date, the amount set forth below under the caption "Amount" based upon the Leverage Ratio as of the most recent determination date.

================================================================
           Leverage Ratio:                        Amount
           ---------------                        ------
----------------------------------------------------------------
             Category 1
             ----------

          IS GREATER THAN 3.00                 $25,000,000
----------------------------------------------------------------
             Category 2
             ----------

          LESS THAN OR EQUAL TO 3.00,
            BUT GREATER THAN 2.50              $30,000,000
----------------------------------------------------------------
             Category 3
             ----------

          IS LESS THAN OR EQUAL TO 2.50        $35,000,000
================================================================

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company's fiscal year based upon the Company's consolidated financial statements delivered pursuant to
Section 5.01(a) or (b), (ii) no change resulting in a numerically greater category shall become effective unless the financial statements for two consecutive fiscal periods delivered under Section 5.01(a) or (b) shall have indicated such change and (iii) each change in the Arrow Restricted Payments Basket resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third Business Day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to
Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. Any Restricted Payment permitted to be made pursuant to Section 6.08(v)(C) when made shall not cease to be permitted by reason of any subsequent reduction in the amount of the Arrow Restricted Payments Basket.

                  "ARROW SUBSIDIARIES" means, at all times after the formation of the Arrow Joint Venture, each Borrowing Subsidiary, Equity Interests in which have been contributed to the Arrow Joint Venture, and each subsidiary of each such Borrowing Subsidiary.

                  "ASSESSMENT RATE" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; PROVIDED that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "BASE CD RATE" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BORROWER" means the Company or any Borrowing Subsidiary.

                  "BORROWING" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "BORROWING REQUEST" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

                  "BORROWING SUBSIDIARY" means each Subsidiary to be contributed to the Arrow Joint Venture, as specified in the Arrow term sheet referred to in the definition of "Arrow Joint Venture", in each case from and after the date the Company and such Subsidiary shall have executed and delivered to the Administrative Agent an agreement that such Subsidiary shall be bound by the terms of this Agreement and such documents and certificates as the Administrative Agent may request relating to the organization, existence and good standing of such Subsidiary and the authorization of the Financing

Transactions to which it will be party, and each successor thereto permitted under Section 5.04 or 6.03.

                  "BRIDGE CREDIT AGREEMENT" means the Bridge Credit Agreement dated as of the date hereof among the Company, the lenders named therein and The Chase Manhattan Bank, as administrative agent, substantially in the form made available to the Lenders prior to the date hereof, as amended from time to time in accordance with the terms hereof and thereof.

                  "BRIDGE FACILITY" means the senior subordinated credit facility in a principal amount of up to $125,000,000 established under the Bridge Credit Agreement.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "BUSINESS ENTITY" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

                  "CAPITAL EXPENDITURES" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and its Consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with GAAP.

                  "CAPITAL LEASE" means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capital Leases, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender making or maintaining Loans or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Term Loan Commitment or Tranche B Term Loan Commitment.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means any and all "Collateral", as defined in any applicable Security Document.

                  "COMMITMENT" means a Revolving Commitment, Tranche A Term Loan Commitment or Tranche B Term Loan Commitment, or any combination thereof (as the context requires).

                  "COMPANY" means Alliant Techsystems Inc., a Delaware corporation, and its successors permitted under Section 5.04 or 6.03.

                  "CONSOLIDATED EBITDA" means, for any fiscal period, Consolidated Net Income for such period PLUS, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of Consolidated Interest Charges, income tax expense, depreciation, amortization, other nonrecurring non-cash or extraordinary non-cash losses, charges and other items and up to $20,000,000 of fees and expenses incurred in connection with closing the Transactions and the issuance of the Senior Subordinated Notes or any Permanent Securities issued in lieu or replacement thereof MINUS, to the extent included in determining Consolidated Net Income for such period, nonrecurring non-cash gains. For purposes of determining the Leverage Ratio or compliance with Sections 6.11 and 6.12, Consolidated EBITDA for any fiscal period shall be determined on a pro forma basis as if any acquisition or disposition and any incurrence or repayment of Indebtedness during such period were consummated on the first day of such period.

                  "CONSOLIDATED INTEREST CHARGES" means for any fiscal period the aggregate consolidated interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including (a) the portion of any obligation under Capital Leases allocable to interest expense in accordance with GAAP and (b) the portion of any debt discount (but not expenses of issuance) that shall be amortized in such period, but excluding interest charges on the Aerospace Notes. For purposes of determining compliance with Section 6.12 as of the last day of each of the first three fiscal quarters to end after the Effectiveness Date, Consolidated Interest Charges shall for the four fiscal quarters ended on such day shall be deemed to be equal, respectively, to (A) Consolidated Interest Charges for such first fiscal quarter multiplied by 4, (B) Consolidated Interest Charges for such first two fiscal quarters multiplied by 2 and (C) Consolidated Interest Charges for such first three fiscal quarters multiplied by 4/3.

                  "CONSOLIDATED NET INCOME" means for any period the consolidated net income (loss) of the Company and its Consolidated Subsidiaries for such period.

                  "CONSOLIDATED NET WORTH" means at any date the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries.

                  "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other Business Entity the accounts of which would be consolidated with those of the Company on the consolidated financial statements of the Company if such statements were prepared in accordance with GAAP as of such date. At all times after the formation of the Spear Joint Venture and prior to the Spear Final Contribution Date, the Spear Joint Venture will be deemed to be a Consolidated Subsidiary. At all times after the formation of the Arrow Joint Venture that the Arrow Subsidiaries are Subsidiaries, the Arrow Subsidiaries will be deemed to be Consolidated Subsidiaries.

                  "CONSTITUTIONAL DOCUMENTS" in relation to any Person means the certificate or articles of incorporation and by-laws, certificate of formation, limited liability company agreement, limited partnership agreement or other constitutional documents of such Person.

                  "CORDANT" means Cordant Technologies Inc., a Delaware corporation.

                  "DECEMBER 2000 10-Q" means the Company's report on Form 10-Q for the period ended December 31, 2000, as filed with the Securities and Exchange Commission.

                  "DEFAULT" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "EFFECTIVENESS AGREEMENT" means the Effectiveness Agreement dated as of the date hereof, among the Company, the Borrowing Subsidiaries, the Lenders (as defined therein) and the Administrative Agent.

                  "EFFECTIVENESS DATE" has the meaning given such term in the Effectiveness Agreement.

                  "ENVIRONMENTAL LAWS" means any and all treaties, statutes, laws, rules, regulations, codes, ordinances, judgments, orders, decrees, injunctions, directives, notices, binding agreements, permits, licenses or approvals issued, promulgated or entered into by any Governmental Authority relating in any way to the environment, preservation or reclamation of natural resources, the management, release, threatened release or presence of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL LIABILITIES" means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs, (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to: (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY INTERESTS" means shares of capital stock, partnership, joint venture, member or limited liability or unlimited liability company interests, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature.

                  "EQUITY ISSUANCE" means any sale or issuance by the Company of its capital stock other than (i) any Preference Stock to the extent of the Maturing Amounts thereof, (ii) capital stock issued pursuant to employee stock options or director stock options issued by the Company in the ordinary course of business, or in connection with employee benefit plans (including stock ownership plans (including 401K plans, restricted stock plans, employee stock purchase plans, performance sharing plans and incentive plans)), (iii) capital stock issued as consideration for the acquisition of operating assets or business operations of any Person (whether through an acquisition of stock or assets) and (iv) the issuance of warrants, or Equity Interests upon the exercise of, or in connection with the issuance of, warrants, in connection with the Bridge Facility.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA GROUP" means the Company and all members of a controlled group of Business Entities and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Article VII.

                  "EXCESS CASH FLOW" means, for any Fiscal Year, the sum (without duplication) of:

                  (a) Consolidated Net Income for such Fiscal Year, adjusted to exclude any gains or losses attributable to Prepayment Events; PLUS

                  (b) depreciation, amortization and other non-cash charges or non-cash losses to the extent deducted in determining such Consolidated Net Income for such Fiscal Year; PLUS

                  (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such Fiscal Year plus (ii) the net amount, if any, by which the consolidated long-term deferred revenues and other consolidated accrued long-term liability accounts of the Company and its Consolidated Subsidiaries increased during such Fiscal Year plus
         (iii) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Company and its Consolidated Subsidiaries decreased during such Fiscal Year (in each case in clauses
         (i), (ii) and (iii) above, except to the extent that the offset to such increases or decreases, as applicable, were reflected in "other comprehensive income" in accordance with GAAP); MINUS

                  (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income for such Fiscal Year plus (ii) the amount, if any, by which Net Working Capital increased during such Fiscal Year plus (iii) the net amount, if any, by which the consolidated long-term deferred revenues and other consolidated accrued long-term liability accounts of the Company and its Consolidated Subsidiaries decreased during such Fiscal Year plus (iv) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Company and its Consolidated Subsidiaries increased during such Fiscal Year (in each case in clauses (ii), (iii) and (iv) above, except to the extent that the offset to such increases or decreases, as applicable, were reflected in "other comprehensive income" in accordance with GAAP); MINUS

                  (e) the sum of (i) Capital Expenditures for such Fiscal Year (except to the extent financed by incurring Long-Term Indebtedness) PLUS (ii) cash consideration paid during such Fiscal Year to make acquisitions or other capital investments (except to the extent financed by incurring Long-Term Indebtedness); MINUS

                  (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Company and its Consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, and (ii) repayments or prepayments of Long-Term Indebtedness to the extent financed by incurring other Long-Term Indebtedness.

                  "EXISTING CREDIT AGREEMENTS" means the Company's Credit Agreement dated as of November 23, 1998, and its Amended and Restated Credit Agreement dated as of November 23, 1998.

                  "EXISTING LETTERS OF CREDIT" means the letters of credit issued before the Effectiveness Date pursuant to the Existing Credit Agreements, each of which is set forth on Schedule 2.05.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.19(b)), (x) any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from any Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e) and (y) any Tax imposed against, payable by or withheld with respect to any Foreign Lender that is a direct or indirect successor, transferee or assignee of any original Lender or Issuing Bank to the extent that, based on applicable law in effect as of the date of the transfer or assignment, the amount of such Tax exceeds the amount of such Tax that would have been imposed against, payable by or withheld with respect to such original Lender or Issuing Bank.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

                  "FINANCING TRANSACTIONS" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, the execution, delivery and performance of the Bridge Credit Agreement and the borrowing of loans thereunder, the issuance and sale of the Senior Subordinated Notes or any Permanent Securities issued in lieu or replacement thereof and the payment of related fees and expenses.

                  "FISCAL YEAR" means a fiscal year of the Company, and "Fiscal Year" for any particular year means the fiscal year of the Company ended or ending during the specified calendar year (for example, "Fiscal Year 2001" means the fiscal year of the Company ending on March 31, 2001).

                  "FOREIGN LENDER" means, as to any Borrower, any Lender or Issuing Bank that is a Business Entity incorporated or organized under the laws of a jurisdiction other than that in which such Borrower is located or that is an individual, trust or estate that, in the case of a U.S. Borrower, is not a "United States Person" within the meaning of Section 7701(c)(30) of the Code. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FOREIGN PERSON" means (a) any government (a "FOREIGN GOVERNMENT") other than the United States government or the government of any political subdivision thereof, (b) any agency of a Foreign Government, (c) any form of business enterprise organized under the laws of any country other than the United States or its possessions or any political subdivision thereof or (d) any form of business enterprise owned or controlled by any of the persons described in clauses (a), (b) or (c).

                  "FOREIGN SUBSIDIARY" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "HAZARDOUS MATERIALS" shall mean (A) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; or (B) any chemical, material, substance, waste, pollutant or contaminant that is prohibited, limited or regulated by or pursuant to any Environmental Law.

                  "INDEBTEDNESS" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP and all Synthetic Lease Obligations, (v) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person (to the extent of the lesser of the amount of such Indebtedness and the book value of any assets subject to such Lien), (vi) all non-contingent obligations (and, for purposes of Section 6.02 and the definitions of Material Indebtedness and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, including all obligations to reimburse LC Disbursements, (vii) to the extent of any Maturing Amount thereof, any Preference Stock, and (viii) all Indebtedness of others Guaranteed by such Person (to the extent of the lesser of the amount of such Indebtedness Guaranteed or the amount of such Guarantee).

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INFORMATION MEMORANDUM" means the Confidential Information Memorandum dated March 2001 relating to the Company and the Transactions.

                  "INTEREST ELECTION REQUEST" means a request by a Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with
Section 2.07.

                  "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect; PROVIDED, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and
(ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes of this definition only, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise, except, in the case of the Company, for any investment to the extent made utilizing common stock of the Company.

                  "ISSUING BANK" means The Chase Manhattan Bank, Chase Manhattan Bank Delaware and each other Lender that shall agree to issue any Letter of Credit, each in its capacity as the issuer of any Letter of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "JOINT VENTURE" means at any time (i) any Business Entity of which not less than 20% nor more than 50% of each class of Equity Interests therein having ordinary voting power to elect or appoint the board of directors of such Business Entity or other persons performing similar functions are at the time directly or indirectly owned by the Company and (ii) any other Business Entity not less than 20% nor more than 50% of the Equity Interests in which are at the time directly or indirectly owned by the Company, but excluding in any event any Subsidiary of the Company. The Spear Joint Venture shall not constitute a "Joint Venture" at any time prior to the Spear Final Contribution Date. The Arrow Joint Venture will constitute a "Joint Venture" at any time that it satisfies the test set forth in clause (ii) above.

                  "LC DISBURSEMENT" means a payment made by an Issuing Bank pursuant to a Letter of Credit.

                  "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "LENDER AFFILIATE" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender (with such Lender or Affiliate having the sole right and responsibility with respect to approval of amendments and waivers to the Loan Documents) and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "LENDER LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Lender Letters of Credit at such time plus (b) the aggregate amount of all disbursements under Lender Letters of Credit that have not been reimbursed by or on behalf of the Borrowers at such time.

                  "LENDER LETTER OF CREDIT" means any letter of credit issued for the account of any Borrower by any Person that is a Lender at the time such letter of credit is issued pursuant to a separate agreement between such Borrower, or the Company on its behalf, and such Lender; PROVIDED that the Company shall have designated such letter of credit as a Lender Letter of Credit by written notice to the Administrative Agent on or prior to the time of the issuance of such letter of credit.

                  "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder in accordance with
Section 10.04 and pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lenders.

                  "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement.

                  "LEVERAGE RATIO" means, as of any date, the ratio of (i) consolidated Indebtedness of the Company and its Consolidated Subsidiaries on such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarter period ending on or most recently prior to such date for which financial statements have been delivered pursuant to Section 5.01(a) or (b).

                  "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Loan Party or any Subsidiary of a Loan Party shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any Synthetic Lease, conditional sale agreement, capital lease or other title retention agreement relating to such asset or, in the case of any securities, subject to any purchase option, call or similar right of a third party with respect to such securities.

                  "LOAN DOCUMENTS" means this Agreement, the Effectiveness Agreement, each document required to be delivered under Section 10 of the Effectiveness Agreement, any Notes, the Subsidiary Guaranty Agreement and the Security Documents.

                  "LOAN PARTIES" means each Borrower and the Subsidiary Loan Parties.

                  "LOANS" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

                  "LONG-TERM INDEBTEDNESS" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long term liability.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, assets, results of operations, prospects or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole,
(b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

                  "MATERIAL FINANCIAL OBLIGATIONS" means (a) Indebtedness under the Bridge Credit Agreement, the Senior Subordinated Notes or the Permanent Securities and (b) any other Indebtedness or a principal or face amount of payment obligations or the net amount that would become due in the event of a termination in respect of Derivatives Obligations of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $15,000,000.

                  "MATERIAL INDEBTEDNESS" means (a) Indebtedness under the Bridge Credit Agreement, the Senior Subordinated Notes or the Permanent Securities and (b) any other Indebtedness (other than the Indebtedness under the Loan Documents) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $15,000,000.

                  "MATERIAL PLAN" means a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

                  "MATURING AMOUNT" means, with respect to any Preference Stock, an amount equal to the lesser of (i) the aggregate amount of cash proceeds received by the issuer of such Preference Stock from or in respect of such Preference Stock less any expenses reasonably incurred by such Person in respect of such Preference Stock and (ii) the aggregate amount of Preference Stock thereby issued that will or may become due before the Tranche B Term Loan Maturity Date as a result of any scheduled maturity, amortization or mandatory redemption or any right on the part of any holder thereof to require any repayment or prepayment of any portion thereof.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations or any part thereof. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

                  "MORTGAGED PROPERTY" means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on
Schedule 5.10, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.08 or 5.09.

                  "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "NET PROCEEDS" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Company and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Company and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) or statutory or other obligations secured by or subject to any Lien on such asset or otherwise subject to mandatory prepayment (or other application of such proceeds) as a result of such event, whether pursuant to any contractual obligation, law, rule or regulation, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Subsidiaries, and the amount of any reserves established by the Company and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the treasurer or chief financial officer of the Company); PROVIDED that the amount of such proceeds received by any non-Wholly-Owned Consolidated Subsidiary shall be deemed for purposes of this Agreement to be that percentage of such proceeds that is equivalent to the percentage of the economic Equity Interests of such Subsidiary that are owned directly or indirectly by the Company.

                  "NET WORKING CAPITAL" means, at any date, (a) the consolidated current assets of the Company and its Consolidated Subsidiaries as of such date (excluding cash and Temporary Cash Investments) minus (b) the consolidated current liabilities of the Company and its Consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative. For purposes of calculating any increase or decrease in Net Working Capital under the definition of Excess Cash Flow, the assets and liabilities of any business acquired or disposed of during the Fiscal Year for which Excess Cash Flow is being determined shall be excluded.

                  "NOTE" shall mean any promissory note of any Borrower issued pursuant to this Agreement.

                  "OBLIGATIONS" means (a) all principal of and interest (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not allowed or allowable in such proceeding) on any Loan under this Agreement, (b) each payment required to be made by any Borrower under this Agreement in respect of any Letter of Credit, and any payment required to be made by any Borrower in respect of any Lender Letter of Credit, in each case when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral ("REIMBURSEMENT OBLIGATIONS"), (c) all other amounts payable by any Loan Party hereunder or under any other Financing Document (as defined in the Security Agreement), (d) any Hedging Obligations (as defined in the Security Agreement), and (e) any renewals or extensions of any of the foregoing.

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document but excluding in any event Excluded Taxes.

                  "PARENT" means, with respect to any Lender, any Person as to which such Lender is a subsidiary.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERFECTION CERTIFICATE" means a certificate in the form of Exhibit B or any other form approved by the Administrative Agent.

                  "PERMANENT SECURITIES" means the Senior Subordinated Notes or any other securities issued in lieu thereof having terms, taken as a whole, that are in no material respect less favorable to the Lenders than those required hereby for the Senior Subordinated Notes (and that in any event constitute Equity Interests or are subordinated to the Obligations on terms in no material respect less favorable to the Lenders than customary market terms for senior subordinated notes).

                  "PERMITTED LINES OF BUSINESS" means the business of government-owned contractor-operated facilities management or research and development for, or the development, manufacture, acquisition and distribution, sale, treatment, dismantling and disposal of, and other businesses related to, non-nuclear and non-biological weapons, defense, aerospace, navigation, logistics, control and marine systems, and providing insurance or self-insurance coverage for, or liability management or sales, marketing, development, administrative and information management and logistical support services and activities with respect to, the foregoing (including that described in Part I, Item 1 of the Company's Form 10-K for the Fiscal Year ended March 31, 2000).

                  "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "PLAN" means at any time an employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "PLEDGE AGREEMENT" means the Amended and Restated Pledge Agreement among the Company, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit C.

                  "PREFERENCE STOCK" means, with respect to any issuer, an Equity Interest in such issuer which under the Constitutional Documents of such issuer is entitled to a preference over any other Equity Interest in such issuer as to payment of dividends and/or distributions upon the voluntary or involuntary liquidation of such issuer.

                  "PREPAYMENT EVENT" means:

                  (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Company or any Subsidiary (other than dispositions described in clauses (i)-(xi) of Section 6.03(b) and other than any disposition of Equity Interests in the Spear Joint Venture); PROVIDED that no sale, transfer, or other disposition made in any fiscal year and subject to this paragraph (a) shall constitute a "Prepayment Event" until the aggregate Net Proceeds from all such sales, transfers and other dispositions not otherwise applied in accordance with Section 2.11(c) in respect of Net Proceeds received in respect of sales, transfers and other dispositions during such fiscal year exceeds $10,000,000 (the amount of the first prepayment after exceeding $10,000,000 being equal to the aggregate Net Proceeds received in respect of sales, transfers and other dispositions from all such sales, transfers and dispositions during such fiscal year) and thereafter in such fiscal year no such sale, transfer or other disposition shall constitute a "Prepayment Event" until the aggregate Net Proceeds therefrom not otherwise applied in accordance with Section 2.11(c) in respect of Net Proceeds received in respect of sales, transfers and other dispositions during such fiscal year exceeds $1,000,000 (the amount of each subsequent prepayment being equal to the aggregate of such Net Proceeds not previously applied in accordance with Section 2.11(c) in respect of Net Proceeds received in respect of sales, transfers and other dispositions during such fiscal year); or

                  (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or assets, but only to the extent that an amount equal to the amount of the Net Proceeds therefrom has not been applied to repair, restore or replace such property or assets, or to acquire other property or assets as contemplated in Section 2.11(c), within 270 days after such event; or

                  (c) the incurrence by the Company or any of its Subsidiaries of any Indebtedness of the type referred to in clauses (i) or (ii) of the definition of "Indebtedness" or, to the extent of any Maturing Amount thereof, the issuance by the Company or any of its Subsidiaries of any Preference Stock, other than:

                            (i)  Indebtedness under the Loan Documents,

                           (ii) Indebtedness in an aggregate principal amount at
                  any time not to exceed $125,000,000 under the Bridge Credit Agreement, and Indebtedness consisting of Senior Subordinated Notes and Permanent Securities, to the extent incurred or issued in lieu or replacement of Indebtedness under the Bridge Credit Agreement or to the extent the Net

                  Proceeds thereof are or were applied to prepay Indebtedness under the Bridge Credit Agreement, and

                           (iii) Indebtedness created, incurred or assumed under
                  any clause of Section 6.01(a) (other than clause (iii) (B) or (C)), (b) or (c)); or

                  (d) the issuance by the Company or any Subsidiary of any Equity Interest to any Person other than the Company or a Wholly-Owned Consolidated Subsidiary, other than pursuant to any employee or director incentive or compensation program and other than as described in paragraph (e) below and other than to the extent the Net Proceeds thereof are or were applied to prepay Indebtedness under the Bridge Credit Agreement; or

                  (e) the receipt by the Company or any Subsidiary of any proceeds, directly or indirectly, in respect of any transaction or series of related transactions resulting in a reduction in the percentage of the Equity Interests in the Spear Joint Venture owned, directly or indirectly, by the Company and the Subsidiaries to any percentage below 85%.

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "REGISTER" has the meaning set forth in Section 10.04.

                  "REIMBURSEMENT OBLIGATIONS" has the meaning assigned to such term in the definition of "Obligations".

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "REQUIRED LENDERS" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

                  "RESPONSIBLE OFFICERS" means the chief executive officer, chief financial officer, president, treasurer, controller, secretary and any executive or senior vice president of the Company.

                  "RESTRICTED PAYMENT" means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Company or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Company or any Subsidiary; PROVIDED that no such dividend, distribution or payment shall constitute a "Restricted Payment" to the extent made solely with common stock of the Company.

                  "RESTRICTED PAYMENTS BASKET" means, initially, $25,000,000, and, for any day after the date that is six months after the Effectiveness Date, the amount set forth below under the caption "Amount" based upon the Leverage Ratio as of the most recent determination date.


================================================================

           Leverage Ratio:                        Amount
           ---------------                        ------
----------------------------------------------------------------
             Category 1
             ----------

          IS GREATER THAN 3.00                 $25,000,000
----------------------------------------------------------------
             Category 2
             ----------

  LESS THAN OR EQUAL TO 3.00,
    BUT GREATER THAN 2.50                      $50,000,000
----------------------------------------------------------------
             Category 3
             ----------

  LESS THAN OR EQUAL TO 2.50                   $75,000,000
================================================================

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company's fiscal year based upon the Company's consolidated financial statements delivered pursuant to
Section 5.01(a) or (b), (ii) no change resulting in a numerically greater category shall become effective unless the financial statements for two consecutive fiscal periods delivered under Section 5.01(a) or (b) shall have indicated such change and (iii) each change in the Restricted Payments Basket resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third Business Day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. Any Restricted Payment permitted to be made pursuant to Section 6.08(vi) when made shall not cease to be permitted by reason of any subsequent reduction in the amount of the Restricted Payments Basket.

                  "REVOLVING AVAILABILITY PERIOD" means the period from and including the Effectiveness Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum permitted aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders' Revolving Commitments as of the Effectiveness Date is $250,000,000.

                  "REVOLVING EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

                  "REVOLVING LENDER" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

                  "REVOLVING LOAN" means a Loan made or outstanding pursuant to clause (c) of Section 2.01.

                  "REVOLVING MATURITY DATE" means April 20, 2007.

                  "SALE-LEASEBACK TRANSACTION" means any arrangement with any Person providing for the leasing by a Loan Party or any Subsidiary of a Loan Party of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold, assigned, transferred or otherwise disposed of by a Loan Party or any of its Subsidiaries to such Person with the intention of entering into such a lease.

                  "S&P" means Standard & Poor's.

                  "SECURITY AGREEMENT" means the Amended and Restated Security Agreement among the Company, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit D.

                  "SECURITY DOCUMENTS" means the Pledge Agreement, the Security Agreement, the Mortgages, each other security agreement or other instrument or document executed and delivered pursuant to Section 5.08(a) or 5.09 to secure any of the Obligations and each security agreement or other instrument or document executed and delivered pursuant to Section 5.08(b) or 5.09 to secure any of the Spear Obligations.

                  "SENIOR SUBORDINATED NOTES" means senior subordinated notes of the Company that are unsecured, mature not sooner than the tenth anniversary of the issuance thereof and are subordinated to the Loans on terms in no material respect less favorable to the Lenders than customary market terms and any notes having substantially the same terms issued in exchange therefor; and "Senior Subordinated Note" means any of the foregoing.

                  "SENIOR SUBORDINATED NOTE INDENTURE" means the Senior Subordinated Note Indenture to be executed by the Company with regard to the issuance of the Senior Subordinated Notes, as such indenture may be amended from time to time in accordance with the terms hereof and thereof.

                  "SP RATABLE SHARE AMOUNT" means, at any time, an amount equal to the excess at such time of (x) the quotient obtained by dividing (i) the aggregate principal amount of Indebtedness of the Spear Joint Venture outstanding at any date of determination pursuant to Section 6.01(b)(ii) by (ii) the percentage (expressed as a decimal) of the total Equity Interests of the Spear Joint Venture owned by the Company and its Subsidiaries, over (y) the amount referred to in clause (x)(i) above.

                  "SPEAR ARMY AMMUNITION PLANT" means the army ammunition plant referred to in the Spear term sheet referred to in the definition of the "Spear Joint Venture".

                  "SPEAR COLLATERAL" means all the assets of the Spear Joint Venture pledged or made subject to security interests pursuant to Section 5.08 or 5.09 to secure the Spear Obligations.

                  "SPEAR FINAL CONTRIBUTION DATE" means the date on which the Company ceases to own, directly or indirectly, a majority of the voting Equity Interests in the Spear Joint Venture, whether as a result of an equity contribution or a purchase of Equity Interests by the Spear Partner or otherwise.

                  "SPEAR JOINT VENTURE" means a joint venture formed by the Company and the Spear Partner on substantially the terms contemplated by the term sheet dated April 11, 2001, heretofore delivered to the Lenders.

                  "SPEAR NOTE" means an intercompany note delivered by the Spear Joint Venture to the Company on the date of the formation of the Spear Joint Venture that (a) has terms reasonably satisfactory to the Administrative Agent and (b) is secured by substantially all the Spear Collateral.

                  "SPEAR OBLIGATIONS" has the meaning assigned to such term in
Section 5.08(b).

                  "SPEAR PARTNER" means the co-venturer of the Company in the Spear Joint Venture specified in the Spear term sheet referred to in the definition of "Spear Joint Venture".

                  "SPEAR PARTNER PERMITTED INDEBTEDNESS" means Indebtedness of the Spear Joint Venture or any of its subsidiaries owed to the Spear Partner or any of its subsidiaries in an aggregate principal amount outstanding at any time not to exceed the SP Ratable Share Amount at such time.

                  "SPEAR PLANT" means the plant referred to in the Spear term sheet referred to in the definition of the "Spear Joint Venture".

                  "SPECIAL INVESTMENTS BASKET" means, initially, $25,000,000, and, for any day after the date that is six months after the Effectiveness Date, the amount set forth below under the caption "Amount" based upon the Leverage Ratio as of the most recent determination date.


================================================================

           Leverage Ratio:                        Amount
           ---------------                        ------
----------------------------------------------------------------
             Category 1
             ----------

           GREATER THAN 3.00                   $25,000,000
----------------------------------------------------------------
             Category 2
             ----------

  LESS THAN OR EQUAL TO 3.00,
    BUT GREATER THAN 2.50                      $50,000,000
----------------------------------------------------------------
             Category 3
             ----------

  LESS THAN OR EQUAL TO 2.50                   $75,000,000
================================================================

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company's fiscal year based upon the Company's consolidated financial statements delivered pursuant to
Section 5.01(a) or (b),

(ii) no change resulting in a numerically greater category shall become effective unless the financial statements for two consecutive fiscal periods delivered under Section 5.01(a) or (b) shall have indicated such change and
(iii) each change in the Special Investments Basket resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third Business Day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. Any Investment permitted to be made pursuant to Section 6.04(a) when made shall not cease to be permitted by reason of any subsequent reduction in the amount of the Special Investments Basket.

                  "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any Business Entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Business Entity (a) of which Equity Interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, in each case in clause (a) and (b) above, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "SUBSIDIARY" means any subsidiary of the Company (other than an Unrestricted Subsidiary). At all times on and after the Effectiveness Date (unless disposed of in accordance with this Agreement), Cordant and its subsidiaries will constitute Subsidiaries. At all times after the formation of the Spear Joint Venture and prior to the Spear Final Contribution Date (unless disposed of in accordance with this Agreement), the Spear Joint Venture will be a Subsidiary. At all times after the formation of the Arrow Joint Venture that the Arrow Subsidiaries are subsidiaries of the Company, the Arrow Subsidiaries will be Subsidiaries although the Arrow Joint Venture shall not be a Subsidiary unless and until the Company shall own more than 50% of the Equity Interests therein.

                  "SUBSIDIARY GUARANTY AGREEMENT" means the Amended and Restated Subsidiary Guaranty Agreement among the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit E.

                  "SUBSIDIARY LOAN PARTY" means any Subsidiary (other than Alliant Assurance Ltd. and other than the Spear Joint Venture and any subsidiary thereof) that is not a Foreign Subsidiary.

                  "SUPPORT AGREEMENT" means the Support Agreement dated May 28, 1999, by and between the Company and Alliant Assurance Ltd.

                  "SWINGLINE COMMITMENT" means, with respect to each Swingline Lender, the commitment, if any, of such Swingline Lender to make Swingline Loans, expressed as an amount representing the maximum aggregate amount of such Swingline Lender's Swingline Loans, as such commitment may from time to time be reduced or increased by agreement with the Company and the Administrative Agent. The initial amount of each Swingline Lender's Swingline Commitment is set forth on Schedule 2.01, or in the written agreement pursuant to which such Swingline Lender shall have assumed its Swingline Commitment, as applicable. The aggregate amount of the Swingline Lenders' Swingline Commitments as of the Effectiveness Date is $20,000,000.

                  "SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

                  "SWINGLINE LENDER" means The Chase Manhattan Bank, each other Lender that shall have executed this Agreement as a Swingline Lender and each other Lender agreed to by each of the Company and the Administrative Agent that shall have agreed after the date hereof in a writing satisfactory to the Company and the Administrative Agent to serve as a Swingline Lender, each in its capacity as a lender of Swingline Loans hereunder. Any Swingline Lender may be replaced or removed or have its Swingline

Commitment reduced or assigned in whole or part to other Lenders upon three Business Days' prior written notice executed by the Company and the Administrative Agent, PROVIDED that after giving effect thereto, and to any repayment of Swingline Loans made in connection therewith, the aggregate outstanding Swingline Loans of such Swingline Lender shall not exceed its Swingline Percentage of the total aggregate principal amount of Swingline Loans outstanding.

                  "SWINGLINE LOAN" means a Loan made pursuant to Section 2.04.

                  "SWINGLINE PERCENTAGE" means, with respect to any Swingline Lender, the percentage of the total Swingline Commitments represented by such Swingline Lender's Swingline Commitment. If the Swingline Commitments have terminated or expired, the Swingline Percentages shall be determined based upon the Swingline Commitments most recently in effect, giving effect to any assignments or replacements.

                  "SYNTHETIC LEASE" means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which such Person is the lessor.

                  "SYNTHETIC LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under any Synthetic Lease.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TEMPORARY CASH INVESTMENT" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P and P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000, (iv) shares of any money market or mutual fund not less than 90% of the assets of which are invested solely in securities or obligations of the type described in clauses (i) through (iii) above and the remaining assets of which are invested solely in securities or other obligations rated at least A-2 by S&P and P-2 by Moody's, and (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, PROVIDED in each case that such Investment matures within one year from the date of acquisition thereof by the Company or a Subsidiary.

                  "TERM LOANS" means Tranche A Term Loans and Tranche B Term Loans.

                  "THIOKOL" means the Thiokol Propulsion business of Alcoa.

                  "THIOKOL PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of January 30, 2001 between Alcoa and the Company, including the exhibits and schedules thereto, as amended from time to time in accordance with the terms hereof and thereof.

                  "THREE-MONTH SECONDARY CD RATE" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business
Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "TRANCHE A TERM LENDER" means a Lender with a Tranche A Term Loan Commitment or an outstanding Tranche A Term Loan.

                  "TRANCHE A TERM LOAN" means a Loan made pursuant to clause (a) of Section 2.01.

                  "TRANCHE A TERM LOAN COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to retain, make or acquire a Tranche A Term Loan hereunder on the Effectiveness Date, expressed as an amount representing the maximum permitted principal amount of the Tranche A Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche A Term Loan Commitment is set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Term Loan Commitment, as applicable. The aggregate amount of the Lenders' Tranche A Term Loan Commitments as of the Effectiveness Date is $300,000,000.

                  "TRANCHE A TERM LOAN MATURITY DATE" means April 20, 2007.

                  "TRANCHE B TERM LENDER" means a Lender with a Tranche B Term Loan Commitment or an outstanding Tranche B Term Loan.

                  "TRANCHE B TERM LOAN" means a Loan made pursuant to clause (b) of Section 2.01.

                  "TRANCHE B TERM LOAN COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effectiveness Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche B Term Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Term Loan Commitment, as applicable. The aggregate amount of the Lenders' Tranche B Term Loan Commitments as of the Effectiveness Date is $500,000,000.

                  "TRANCHE B TERM LOAN MATURITY DATE" means April 20, 2009.

                  "TRANSACTIONS" means the Acquisition and the Financing Transactions.

                  "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all accumulated benefit obligations under such Plan (based on the assumptions used to fund the Plan) exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "UNRESTRICTED SUBSIDIARY" means any subsidiary of the Company or any other Person in which the Company or any Subsidiary shall have a direct or indirect Investment so long as (i) the Company shall have notified the Administrative Agent of its acquisition or creation of such subsidiary or such other Investment and its ownership interest therein or of its designation of an existing Subsidiary as an Unrestricted Subsidiary concurrently with such acquisition, creation, designation or Investment and of the intended purposes of such subsidiary or Investment, (ii) any such subsidiary (unless it is a foreign subsidiary) shall have entered into a tax sharing agreement containing terms which, in the reasonable judgment of the Administrative Agent, are customary in similar circumstances to provide an appropriate allocation of tax liabilities and benefits, (iii) except as permitted in the proviso below, none of the Company and the Subsidiaries shall have any contingent liability in respect of such subsidiary or Investment and (iv) any such subsidiary or Investment shall be capitalized solely from the following sources: (A) any Investment by any Person other than the Company and the Subsidiaries; (B) Indebtedness issued by such subsidiary or any of its subsidiaries that is nonrecourse to the Company and the Subsidiaries (except as otherwise permitted by the proviso below), or proceeds thereof; and (C) Investments permitted to be made in Unrestricted Subsidiaries pursuant to Section 6.04(e); PROVIDED that the Company may incur a contingent liability or Indebtedness in a specified and limited amount in respect of such a subsidiary or Investment if it would at the time of such incurrence be permitted to make an additional Investment in such subsidiary or Investment in the amount of such incurrence and the amount so incurred shall thereafter constitute an Investment in such subsidiary or Investment in such amount for purposes of calculating compliance with Section 6.04(e). Any subsidiary of an Unrestricted Subsidiary is an Unrestricted Subsidiary.

                  "WHOLLY-OWNED CONSOLIDATED SUBSIDIARY" means, with respect to any Person, any Consolidated Subsidiary of such Person all of the shares of capital stock or other Equity Interests in which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person.

                  "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (E.G., a "Revolving Loan") or by Type (E.G., a "Eurodollar Loan") or by Class and Type (E.G., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (E.G., a "Revolving Borrowing") or by Type (E.G., a "Eurodollar Borrowing") or by Class and Type (E.G., a "Eurodollar Revolving Borrowing").

                  SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to
any Person shall be construed to include such Person's successors and assigns,
(c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References herein to the taking of any action hereunder of an administrative nature by any Borrower shall be deemed to mean a reference to the Company taking such action on such Borrower's behalf and the Administrative Agent is expressly authorized to accept any such action taken by the Company as having the same effect as if taken by such Borrower, it being understood and agreed that the Company shall deliver all Borrowing Requests, Interest Election Requests and other notices, elections, and requests to be delivered by any Borrowing Subsidiary on behalf of such Borrowing Subsidiary and that no Borrowing Subsidiary shall deliver any such request, election or notice. Any notice delivered to the Company in accordance with Section 10.01 shall be deemed to have been simultaneously delivered to each Borrowing Subsidiary.

                  SECTION 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For the avoidance of doubt, (a)(i) at all times after the formation of the Spear Joint Venture and prior to the Spear Final Contribution Date, the Spear Joint Venture will be included, without duplication, in the calculation of the Leverage Ratio and the financial covenants in accordance with GAAP (I.E., with the minority interest (including in respect of income, total liabilities, total interest expense and other relevant items for the Spear Joint Venture) backed out) and (ii) on and after the Spear Final Contribution Date, the income of the Spear Joint Venture will be included, without duplication, in the calculation of the Leverage Ratio and the financial covenants solely to the extent of cash dividends or distributions actually received therefrom by the Company or a Wholly-Owned Consolidated Subsidiary and (b) at all times after the formation of the Arrow Joint Venture that the Arrow Subsidiaries are Subsidiaries, the Arrow Subsidiaries will be included in the calculation of the Leverage Ratio and the financial covenants in accordance with GAAP (I.E., with the minority backed out, except that the entire principal amount of the Revolving Loans, and all interest expenses in respect thereof, will be included in such calculation) and the income of the subsidiaries of the co-venturer in the Arrow Joint Venture that shall have been contributed to the Arrow Joint Venture will be included in such calculation solely to the extent of cash dividends or distributions actually received therefrom by the Company or a Wholly-Owned Consolidated Subsidiary.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein and in the Effectiveness Agreement, each Lender agrees (a) to consummate the transactions with respect to Tranche A Term Loans contemplated by the Effectiveness Agreement to be consummated by it on the Effectiveness Date and to hold after giving effect thereto a Tranche A Term Loan to the Company on the Effectiveness Date in a principal amount not exceeding its Tranche A Term Loan Commitment, (b) to make a Tranche B Term Loan to the Company on the Effectiveness Date in a principal amount not exceeding its Tranche B Term Loan Commitment and (c) to consummate the transactions with respect to Revolving Loans contemplated by the Effectiveness Agreement to be consummated by it on the Effectiveness Date and to hold after giving effect thereto Revolving Loans to the Company in an aggregate amount equal to its Applicable Percentage of the Revolving Loans outstanding on the Effectiveness Date and thereafter to make Revolving Loans to the Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or
(ii) the sum of the total Revolving Exposures and the Lender LC Exposure exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

                  SECTION 2.02. LOANS AND BORROWINGS. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith; PROVIDED that all Borrowings made on the Effectiveness Date must be made as ABR Borrowings. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, and at the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; PROVIDED that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Borrowing shall be in an amount that is an integral multiple of $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of thirteen Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, the Tranche A Term Loan Maturity Date or the Tranche B Term Loan Maturity Date, as applicable.

                  SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Revolving Borrowing or Term Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:30 a.m., New York City time, on the date of the proposed Borrowing; PROVIDED that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Company on behalf of the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                   (i) the Borrower on whose behalf the Company is requesting such Borrowing;

                  (ii) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

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                                                                             38

                  (iii) the aggregate amount of such Borrowing;

                  (iv)  the date of such Borrowing, which shall be a Business
         Day;

                  (v) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (vi) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vii) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04. SWINGLINE LOANS. (a) Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of such Swingline Lender's Swingline Loans exceeding such Swingline Lender's Swingline Commitment, (ii) the aggregate principal amount of outstanding Swingline Loans exceeding $20,000,000 or (iii) the sum of the total Revolving Exposures and the Lender LC Exposure exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Borrowing. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Borrowing. The Administrative Agent will promptly advise the Swingline Lenders of any such notice received from such Borrower. Each Swingline Lender shall make its Swingline Percentage of each Swingline Borrowing available to such Borrower by means of a credit to the general deposit account of such Borrower with such Swingline Lender (or, in the

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                                                                             39

case of a Swingline Borrowing made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Borrowing.

                  (c) Any Swingline Lender may by written notice given to the Administrative Agent not later than 1:30 p.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such participations shall be made on a pro rata basis in the Swingline Loans of the Swingline Lenders based upon their respective Swingline Percentages. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of each Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to each Swingline Lender its Swingline Percentage of the amounts so received from the Revolving Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lenders. Any amounts received by any Swingline Lender from a Borrower (or other party on behalf of a Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lenders, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve any Borrower of any default in the payment thereof.

                  SECTION 2.05. LETTERS OF CREDIT. (a) GENERAL. Subject to the terms and conditions set forth herein and in the Effectiveness Agreement and to a separate agreement among the Company and the Administrative Agent regarding the beneficiaries

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                                                                             40

of the Letters of Credit, each Borrower may request the issuance of Letters of Credit for such Borrower's own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. On the Effectiveness Date, each Issuing Bank that has issued an Existing Letter of Credit shall be deemed, without further action by any party hereto, to have granted to each Revolving Lender and each Revolving Lender shall have been deemed to have purchased from such Issuing Bank a participation in such Letter of Credit in accordance with paragraph (d) below. The Company and the Lenders that are also party to the Existing Credit Agreements agree that concurrently with such grant, the participations in the Existing Letters of Credit granted to such lenders under the Existing Credit Agreements shall be automatically canceled without further action by any of the parties thereto. On and after the Effectiveness Date each Existing Letter of Credit shall constitute a Letter of Credit for all purposes hereof.

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (three Business Days' in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire and whether such Letter of Credit is to be an "evergreen" Letter of Credit and the relevant terms of such "evergreen" feature (which in each case shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the proposed Issuing Bank for such Letter of Credit and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit each Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the sum of the LC Exposure and the Lender LC Exposure shall not exceed $150,000,000 and (ii) the sum of the total Revolving Exposures and the Lender LC Exposure shall not exceed the total Revolving Commitments.

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                                                                             41

                  (c) EXPIRATION DATE. No Letter of Credit shall have a term of more than one year; PROVIDED that a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis for successive periods of not more than one year each unless notice of termination is given by the Issuing Bank; PROVIDED FURTHER that no Letter of Credit shall have a term extending or be so extendible beyond the fifth Business Day prior to the Revolving Maturity Date.

                  (d) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to any Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) REIMBURSEMENT. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m., New York City time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 11:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; PROVIDED that a Borrower may (x) subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Borrowing in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Borrowing or (y) if no Event of Default shall have occurred and be continuing,

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                                                                             42

give the Administrative Agent written notice electing to make such payment at a subsequent time on or prior to the second Business Day after the date on which such LC Disbursement is made and specifying such time. If a Borrower fails to make such payment on or before the time required, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then required to be made to the applicable Issuing Bank in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of such payment, in the same manner as provided in Section
2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Borrowing as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement.

                  (f) OBLIGATIONS ABSOLUTE. Each Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank;

PROVIDED that the foregoing shall not be construed to excuse any Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank's failure to (i) exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) pay under any Letter of Credit after the presentment to it of a request strictly complying with the terms and conditions of the Letter of Credit; PROVIDED that this clause (ii) shall not apply to any failure by the Issuing Bank to pay under such Letter of Credit to the extent that such payment is prevented by an injunction or other legal requirement. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) DISBURSEMENT PROCEDURES. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it. Such Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder and the proposed LC Disbursement date; PROVIDED that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                  (h) INTERIM INTEREST. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; PROVIDED that, if a Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply with respect to the overdue amount for each day overdue. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

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                                                                             44

                  (i) REPLACEMENT OF ISSUING BANKS. Any Issuing Bank may be replaced or removed at any time by written agreement among the Company and the Administrative Agent. The Administrative Agent shall notify the Lenders of any such replacement or removal of an Issuing Bank. At the time any such replacement or removal shall become effective, the Borrowers shall pay all unpaid fees, costs or expenses accrued for the account of the replaced or removed Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) in the case of any replacement, the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement or removal of an Issuing Bank hereunder, the replaced or removed Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or removal, but shall not be required to issue additional Letters of Credit.

                  (j) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent upon instruction of the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing more than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an aggregate amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in clause (g) or
(h) of Article VII. The Borrowers also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be in Temporary Cash Investments made at the option and sole discretion of the Administrative Agent and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements which have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing more than 50% of the

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                                                                             45

total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers as and to the extent that, after giving effect to such return, the Borrowers would remain in compliance with
Section 2.11(b) and no Default shall have occurred and be continuing.

                  SECTION 2.06. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by (x) in the case of an ABR Borrowing, 1:00 p.m., New York City time, and (y) in the case of a Eurodollar Borrowing, 11:00 a.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; PROVIDED that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request; PROVIDED that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date (or in the case of an ABR Borrowing, prior to 1:00 p.m., New York City time, on the date) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

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                                                                             46

                  SECTION 2.07. INTEREST ELECTIONS. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section
2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by such Borrower, or by the Company on its behalf.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

                   (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

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                                                                             47

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

                  SECTION 2.08. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, (i) the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effectiveness Date and (ii) the Revolving Commitments and the Swingline Commitments shall terminate on the Revolving Maturity Date.

                  (b) The Company may at any time terminate, or from time to time reduce, the Revolving Commitments, the Tranche A Term Loan Commitments or the Tranche B Term Loan Commitments; PROVIDED that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (ii) the Company shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the total Revolving Exposures and the Lender LC Exposure would exceed the total Revolving Commitments.

                  (c) If any prepayment of Term Borrowings is required pursuant to Section 2.11 but cannot be made because there are no Term Borrowings outstanding, or because the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment is required, the Revolving

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                                                                             48

Commitments shall be reduced by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

                  (d) If the aggregate principal amount of the Senior Subordinated Notes and other Permanent Securities issued on or prior to the Effectiveness Date is in excess of $125,000,000, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment shall be reduced on a pro rata basis by the amount of such excess.

                  (e) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under paragraph
(c) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Revolving Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

                  SECTION 2.09. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lenders the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; PROVIDED that on each date that a Revolving Borrowing is made, the Borrowers shall repay all Swingline Loans then outstanding.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the

Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, each applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10. AMORTIZATION OF TERM LOANS. (a) Subject to adjustment pursuant to paragraph (d) of this Section, the Company shall repay Tranche A Term Borrowings in the aggregate annual principal amounts set forth below for the specified Fiscal Years in consecutive equal quarterly installments on each June 30, September 30, December 31 and March 31, commencing on June 30, 2001.


 Fiscal Year                                           Annual
    Ended                                              Amount
 -----------                                           ------

March 31, 2002                                      $35,000,000
March 31, 2003                                      $40,000,000
March 31, 2004                                      $45,000,000
March 31, 2005                                      $55,000,000
March 31, 2006                                      $60,000,000
Tranche A Term Loan Maturity Date                   $65,000,000

                  (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Company shall repay Tranche B Term Borrowings (i) in 24 consecutive quarterly installments equal to 0.25% of the original principal amount of the Tranche B Term Loans on each June 30, September 30, December 31 and March 31, commencing on June 30, 2001, and (ii) in consecutive equal quarterly installments on each June 30,

September 30, December 31 and March 31, thereafter and on the Tranche B Term Loan Maturity Date in an aggregate amount for each of Fiscal Year 2008 and Fiscal Year 2009 equal to 47% of the original principal amount of the Tranche B Term Borrowings.

                  (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable by the Company on the Tranche A Term Loan Maturity Date and (ii) all Tranche B Term Loans shall be due and payable by the Company on the Tranche B Term Loan Maturity Date.

                  (d) If the initial aggregate amount of the Lenders' Tranche A Term Loan Commitments or Tranche B Term Loan Commitments exceeds the aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans that are made on the Effectiveness Date, then the scheduled repayments of such Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably, except as otherwise provided in the penultimate sentence of Section 2.11(f).

                  (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Company shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                  SECTION 2.11. PREPAYMENT OF LOANS. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

                  (b) In the event and on such occasion that the sum of the total Revolving Exposures and the Lender LC Exposures exceeds the total Revolving Commitments, the Borrowers shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Borrower or any Subsidiary in respect of any Prepayment Event, the Company shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in accordance with paragraph (e) of this Section 2.11 in an aggregate amount equal to such Net Proceeds; PROVIDED that to the extent any such repayment or reduction would otherwise require repayment or prepayment of Eurodollar

Loans or portions thereof prior to the last day of the related Interest Period, such portion of such repayment or reduction shall, unless a Default or Event of Default exists, be deferred to such last day; PROVIDED FURTHER that, in the case of any event described in clause (a) or (b) of the definition of the term Prepayment Event, if the Company shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Company and the Subsidiaries intend to apply an amount equal to the Net Proceeds from such event, within 270 days after receipt of such Net Proceeds, to acquire, directly or indirectly, real property, equipment or other tangible assets to be used in the business of the Company and the Subsidiaries and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such event except to the extent an amount equal to any Net Proceeds therefrom that have not been so applied by the end of such 270-day period, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied.

                  (d) Following the end of each Fiscal Year, commencing with the Fiscal Year ending March 31, 2002, if the Leverage Ratio as of the last day of such Fiscal Year is (i) less than or equal to 3.25, the Company shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such Fiscal Year or (ii) more than 3.25, the Company shall prepay Term Borrowings in an aggregate amount equal to 75% of Excess Cash Flow for such Fiscal Year, PROVIDED that if the Leverage Ratio as of such last day is less than 2.75, the Company shall not be required to prepay any Term Borrowings in respect of Excess Cash Flow for such Fiscal Year. Each prepayment pursuant to this paragraph shall be made within three Business Days after the date on which financial statements are delivered pursuant to Section 5.01 with respect to the Fiscal Year for which Excess Cash Flow is being calculated (and in any event within 100 days after the end of such Fiscal Year).

                  (e) Prior to any optional or mandatory prepayment of Borrowings, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Company shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. Any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that was so declined shall be applied to prepay on a ratable basis Tranche A Term Borrowings and Tranche B Term Borrowings of Lenders that shall not have declined such prepayment; PROVIDED that Tranche B Lenders shall be permitted to decline any prepayment only to the extent the aggregate amount of the prepayment declined shall not exceed the sum of the outstanding Tranche A Term Borrowings and the outstanding Tranche B Term Loans as to which elections to decline such prepayment shall not have been made (and any reduction of the amounts declined shall be distributed ratably among the declining Lenders).

                  (f) The Company shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lenders) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; PROVIDED that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Any optional prepayment of Term Loans pursuant to Section 2.11(a) shall be applied to reduce the amount of subsequent scheduled repayments of Term Loans required by Section 2.10 (i) if such payment is made within 10 days prior to any date on which a repayment is required under Section 2.10, first to such repayment and then ratably to all remaining repayments, and (ii) otherwise, ratably to all the remaining repayments. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

                  SECTION 2.12. FEES. (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the relevant Commitment Fee Rate specified in the definition of Applicable Rate on the average daily unused amount of each Commitment (other than any Swingline Commitment) of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and, in respect of any Class of Commitments, on the date on which such class of Commitments terminates, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender and the Lender LC Exposure shall be disregarded for such purpose).

                  (b) The Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effectiveness Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum (or any lesser rate that shall have been separately agreed to by the Company and such Issuing Bank) on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) in respect of Letters of Credit of such Issuing Bank during the period from and including the Effectiveness Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by it or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effectiveness Date; PROVIDED that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.13. INTEREST. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  SECTION 2.15. INCREASED COSTS. (a) If any Change in Law shall:

                   (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

                  (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), in each case by an amount deemed by such Lender or Issuing Bank to be material, then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), and by an amount deemed by such Lender or Issuing Bank to be material, then from time to time the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof.

                  (d) Each Lender and each Issuing Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the Effectiveness Date, which will entitle such Lender or Issuing Bank to compensation pursuant to Section 2.15.

                  Notwithstanding the foregoing subsections (a) and (b) of this
Section 2.15, the Borrowers shall only be obligated to compensate any Lender or Issuing Bank for any amount arising or accruing during (i) any time or period commencing not more than (x) in the case of subsection (a), six months and (y) in the case of subsection (b), three months, prior to the date on which such Lender or Issuing Bank notifies the Administrative Agent and the Company that it proposes to demand such compensation and identifies to the Administrative Agent and the Company the statute, regulation or other basis upon which the claimed compensation is or will be based and (ii) any time or period during which, because of the retroactive application of such statute, regulation or other basis, such Lender or Issuing Bank did not know that such amount would arise or accrue.

                  SECTION 2.16. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or

(d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market increased by Statutory Reserves at the same rate as utilized in computing such Adjusted LIBO Rate. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt thereof.

                  SECTION 2.17. TAXES. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) If any Borrower fails to pay any Indemnified Taxes or Other Taxes, then such Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Foreign Lender, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate. Each Foreign Lender further undertakes to deliver to the Borrowers (with a copy to the Administrative Agent) properly completed and executed documentation on or before the date that such prior documentation expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent documentation so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Administrative Agent, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such documentation inapplicable or which would prevent such Foreign Lender from duly completing and delivering any documentation with respect to it and such Foreign Lender advises the Borrowers and the Administrative Agent that it is not capable of receiving payments without any (or reduced) deduction or withholding of withholding tax.

                  SECTION 2.18. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SETOFFS. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the

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next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to any Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or

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                                                                             60


participant, other than to any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or any Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) Subject to Section 2.06(a), if any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 10.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.
(a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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                  (b) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) if the assignment is not to another Lender, the Company shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Banks and Swingline Lenders), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                  SECTION 2.20. OBLIGATIONS CONSTITUTE DESIGNATED SENIOR INDEBTEDNESS. The Obligations constitute "Designated Senior Indebtedness" under and as defined in the Senior Subordinated Note Indenture.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to the Lenders that:

                  SECTION 3.01. EXISTENCE AND POWER. Each Loan Party is duly incorporated, formed or organized, validly existing and (to the extent the concept is applicable in its jurisdiction of organization and the failure to be in good standing could give rise to a Material Adverse Effect) in good standing under the laws of its jurisdiction of organization, and has all applicable Business Entity powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

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                  SECTION 3.02. AUTHORIZATION; NO CONTRAVENTION. The execution and delivery by each Loan Party of each of the Loan Documents to which it is a party and the performance by each such Loan Party of its obligations thereunder and the other Transactions are within the applicable Business Entity power of such Loan Party, have been duly authorized by all necessary applicable Business Entity action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Constitutional Documents of any Loan Party or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon such Loan Party or result in the creation or imposition of any Lien on any asset of any Loan Party other than Liens created pursuant to the Loan Documents. There are no Acquisition Documents other than those set forth on Schedule 1.01.

                  SECTION 3.03. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of each Borrower, and the other Loan Documents, when executed and delivered as contemplated by this Agreement, will constitute valid and binding obligations of each Loan Party that is a party thereto, in each case enforceable in accordance with its terms.

                  SECTION 3.04. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2000 and the related consolidated statements of income and of cash flows for the Fiscal Year then ended, reported on by Deloitte & Touche LLP and set forth in the Company's Form 10-K for Fiscal Year 2000, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

                  (b) The unaudited consolidated balance sheets of the Company and its Consolidated Subsidiaries as of December 31, 2000, and the related unaudited consolidated statements of income and cash flow for the nine months then ended, set forth in the December 2000 10-Q, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in
Section 3.04(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period (subject to normal year-end adjustments).

                  (c) The Company has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of December 31, 2000, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same

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                                                                             63


assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Company to be reasonable), (ii) is based on the best information available to the Company after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Company and its Consolidated Subsidiaries as of December 31, 2000 as if the Transactions had occurred on such date.

                  (d) Since March 31, 2000, there has been no material adverse change in the business, financial position, results of operations, property or prospects of the Company and its Consolidated Subsidiaries, taken as a whole.

                  (e) The Company has heretofore furnished to the Lenders an audited consolidated statement of net assets and a related unaudited statement of income of Thiokol and its subsidiaries as at, and for the fiscal year ended, December 31, 2000. Such financial statements fairly present, in conformity with GAAP (excluding income statement footnotes), the consolidated financial position of Thiokol and its subsidiaries as of such dates and their consolidated results of operations for such periods. Since December 31, 2000, there has been no material adverse change in the business, financial position, results of operations or property of Thiokol and its subsidiaries, taken as a whole.

                  SECTION 3.05. LITIGATION. Except as described in the December 2000 10-Q, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, any Loan Party or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, or which in any manner draws into question the validity of any Loan Document.

                  SECTION 3.06. COMPLIANCE WITH ERISA. Each member of the ERISA Group has fulfilled its obligations in all material aspects under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has
(i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which in either event has resulted or would reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums or similar items under Section 4007 of ERISA. The present value of

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all accumulated benefit obligations under all the Plans (based on the assumptions used to fund the Plans), did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than 10% the fair market value of the assets of all such Plans taken together. No member of the ERISA Group has withdrawn (or expects to withdraw or partially withdraw) from any Multiemployer Plan other than with respect to withdrawals that in the aggregate would not be expected to result in withdrawal liabilities for the Company and the Subsidiaries in excess of $10,000,000 for any Fiscal Year.

                  SECTION 3.07. ENVIRONMENTAL MATTERS. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any applicable Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  SECTION 3.08. TAXES. The Company and each of its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by any of them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes which are being contested in good faith and for which adequate reserves have been made on the books of the Company and its Subsidiaries in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of income taxes are, in the opinion of the Company, adequate in accordance with GAAP.

                  SECTION 3.09. SUBSIDIARIES. Each Subsidiary of each Loan Party is duly incorporated, formed or organized, validly existing and (to the extent the concept is applicable in its jurisdiction of organization) in good standing under the laws of its jurisdiction of organization, and has all applicable Business Entity powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 3.10. NOT AN INVESTMENT COMPANY. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 3.11. FULL DISCLOSURE. (a) As of the Effectiveness Date, the information contained in the Information Memorandum, the Company's Form 10-K for the period ended March 31, 2000 and the December 2000 10-Q, taken together, does not and will not contain any untrue statement of a material fact and does not or will not omit to state a material fact necessary in order to make the statements contained therein, in the

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light of the circumstances under which they are made, not misleading. All information hereafter furnished in writing by any Loan Party to any Agent or any Lender will be, taken as a whole and considered together with all information previously so furnished, true and accurate in all material respects on the date as of which such information is stated or furnished.

                  (b) The Loan Parties have disclosed to each of the Lenders in writing any and all facts which currently do or may have a Material Adverse Effect (to the extent the Loan Parties can now reasonably foresee).

                  (c) Each of the representations and warranties of the Borrowers made in or pursuant to the Loan Documents other than this Agreement is true and correct.

                  (d) It is understood that the representations and warranties set forth in clauses (a) and (b) above are limited to the extent that (i) any projections or forecasts are represented to be based upon reasonable estimates believed by the Loan Parties to be accurate, but are not warranted to be obtained and (ii) no representation is made as to disclosure of matters of a general economic nature or matters of public knowledge that generally affect any of the industry segments included in the business of the Company and its Consolidated Subsidiaries.

                  SECTION 3.12. COMPLIANCE WITH LAWS. Each Loan Party and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules and regulations, and is not in violation of, or in default under, any term or provision of any charter, bylaw, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, except for any such violations, defaults or failures to comply which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  SECTION 3.13. SOLVENCY. Immediately after the consummation of the Transactions to occur on the Effectiveness Date and immediately following the making of each Loan made on the Effectiveness Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effectiveness Date.

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                  SECTION 3.14. SENIOR INDEBTEDNESS. The Obligations constitute
"Designated Senior Indebtedness" under and as defined in the Senior Subordinated
Note Indenture.


                                   ARTICLE IV

                                   CONDITIONS

                  SECTION 4.01. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, the Company covenants and agrees with the Lenders as to itself and its subsidiaries, and each Borrowing Subsidiary covenants and agrees with the Lenders as to itself and its subsidiaries, that:

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                  SECTION 5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. The
Company will furnish (by electronic or other means) to the Administrative Agent and each Lender:

                  (a) as soon as available and in any event within 100 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and of cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Company;

                  (c) simultaneously with the delivery of each set of financial statements referred to in subsections (a) and (b) of this Section, a certificate of the treasurer, controller or chief financial officer of the Company (i) setting forth in reasonable detail such calculations as are required to establish (A) if the Arrow Joint Venture shall have been formed on or prior to the date of such delivery, the amount as of such date of delivery of the Arrow Available Restricted Payments, and
         (B) whether the Company was in compliance with the requirements of Sections 6.10 through 6.12 and 6.17, inclusive on the date of such financial statements, (ii) stating whether, to the best of such person's knowledge after due inquiry, there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action that the Company is taking or proposes to take with respect thereto and (iii) stating whether, since the date of the most recent financial statements previously delivered pursuant to subsection (a) or (b) of this Section, there has been a change in the generally accepted accounting principles applied in preparing the financial statements then being delivered from those applied

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         in preparing the most recent audited financial statements so delivered which is material to the financial statements then being delivered;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

                  (e) within five Business Days after any Responsible Officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the treasurer, controller or chief financial officer of the Company setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of the incurrence of complete or partial withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of its intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan

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                                                                             69


         under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or
         (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

                  (i) as soon as reasonably practicable after any Responsible Officer of the Company obtains knowledge of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which would materially and adversely affect the business, financial position, results of operations or prospects of the Company and its Consolidated Subsidiaries, in each case considered as a whole, or which in any manner questions the validity of any Loan Document, a written report informing the Lenders in reasonable detail of the nature of such pending or threatened action, suit or proceeding and will provide such additional information as may be reasonably requested by the Administrative Agent at the request of any Lender;

                  (j) except to the extent prohibited by applicable law, rule, regulations or orders, from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request;

                  (k) as soon as available and in any event within 60 days of the Effectiveness Date, audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Thiokol for the three fiscal years ended prior to the Effectiveness Date (including such balance sheets and statements for the fiscal year ended December 31, 2000);

                  (l) promptly upon the formation or acquisition of any additional Foreign Subsidiary, notice of such formation or acquisition and the amount of the Investment therein by the Company and the Subsidiaries; and

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                                                                             70


                  (m) prior to or immediately following the issuance of any Lender Letter of Credit, the cancelation or termination of any Lender Letter of Credit, any drawing under any lender Letter of Credit, any payment in respect of any drawing under any Lender Letter of Credit or any other event that would result in a change in the Lender LC Exposure, notice thereof.

                  SECTION 5.02. PAYMENT OF OBLIGATIONS. Each Loan Party will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, at or before maturity, all their respective obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and except where the failure to pay or discharge such obligations and liabilities would not in the aggregate reasonably be expected to have a Material Adverse Effect, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

                  SECTION 5.03. MAINTENANCE OF PROPERTY; INSURANCE. (a) Each Loan Party will keep, and will cause each of its Subsidiaries to keep, all property materially useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b) The Company will maintain, and will cause each of its Subsidiaries to maintain, insurance from responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company and its Subsidiaries operate, PROVIDED that in any event the Company will maintain, and will cause each of its Subsidiaries to maintain, (i) property and casualty insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair or replacement cost of all such property and consequential loss coverage for business interruption and extra expense (which shall be limited to fixed continuing expenses and such other business interruption expenses as are otherwise generally available to similar businesses), covering such risks, for such amounts not less than those, and with deductible and self-insurance amounts not greater than those, set forth in Part I of Schedule 5.03, (ii) public liability insurance (including products liability coverage) covering such risks, for such amounts not less than those, and with deductible amounts not greater than those, set forth in Part II of
Schedule 5.03 and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request. All such insurance shall be provided by insurers or reinsurers which (x) in the case of United States insurers and reinsurers have an A.M. Best policyholders rating of not less than A- with respect to primary insurance, and B+ with respect to excess insurance, and (y) in the case of non-United States insurers or reinsurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A-, or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or such

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other insurers as the Required Lenders may approve in writing. Such insurers may include a Subsidiary; PROVIDED that such Subsidiary need not satisfy the foregoing requirements if all but $15,000,000 of the insurance provided by such Subsidiary is reinsured by one or more reinsurers which satisfy such requirements.

                  (c) The Company will deliver to the Administrative Agent on behalf of the Lenders, (i) on the Effectiveness Date, a certificate dated such date showing the amount of coverage as of such date, (ii) upon request of any Lender through the Administrative Agent from time to time full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer, a copy of any notice of cancelation or material change in coverage from that existing on the Effectiveness Date, (iv) forthwith, notice of any cancelation or nonrenewal of coverage by the Company or any Subsidiary, and (v) within five days of filing, full information as to any claim for an amount in excess of $5,000,000 with respect to any property and casualty insurance policy maintained by the Company or any Subsidiary. The Administrative Agent shall be named as additional insured on all property and casualty insurance policies and a loss payee on all property insurance policies. Any proceeds from any such insurance policy in respect of any claim, or any condemnation award or other compensation in respect of a condemnation (or any transfer or disposition of property in lieu of condemnation) for which the Company or any of its Subsidiaries receives a condemnation award or other compensation shall be paid to the Company or the Subsidiary; PROVIDED that, (A) the Company or the Subsidiary will use such proceeds, condemnation award or other compensation in accordance with Section 2.11(c) or (B) if, at the time of the receipt of such proceeds, condemnation award or other compensation, a Default has occurred and is continuing, the aggregate amount of all such proceeds, condemnation award or other compensation shall be paid to the Administrative Agent and held as collateral for application in accordance with the Security Documents.

                  SECTION 5.04. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Each Loan Party will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries and by Thiokol and its subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect their respective Business Entity existence and, except for any such rights, privileges and franchises the failure to preserve which would not in the aggregate have a Material Adverse Effect, their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; PROVIDED that nothing in this Section 5.04 shall prohibit (a) the merger of a Subsidiary into the Company or the merger or consolidation of the Company or any Subsidiary with or into another Person if the Business Entity surviving such consolidation or merger is, in the case of any merger or consolidation involving the Company, the Company, and in the case of any merger or consolidation involving any Subsidiary, a Wholly-Owned Consolidated Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing

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or (b) the termination of the Business Entity existence of any Subsidiary or the discontinuance of any line of business of the Company or any of its Subsidiaries if the board of directors of the Company in good faith determines that such termination is in the best interest of the Company and is not materially disadvantageous to the Lenders; and PROVIDED FURTHER that the parties agree that this Section 5.04 shall not prohibit the Company and its Subsidiaries from engaging in the business of (or acquiring other businesses and assets not otherwise prohibited by this Agreement if such businesses are engaged in, or such assets are used to conduct the business of) any Permitted Lines of Business. Notwithstanding anything to the contrary in this Agreement, (i)
Alliant Assurance Ltd. will not conduct any business other than providing insurance or self- insurance for the businesses of the Company and the Subsidiary Loan Parties, the Spear Joint Venture and other Joint Ventures and
(ii) any cash held at any time by Alliant Assurance Ltd. that is in excess of its projected 45 day cash requirements will be lent to the Company under an intercompany note pledged under the Pledge Agreement or will be dividended to the Company.

                  SECTION 5.05. COMPLIANCE WITH LAWS. Each Loan Party will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including Environmental Laws and ERISA and the rules and regulations thereunder) the failure to comply with which would reasonably be expected to have a Material Adverse Effect, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                  SECTION 5.06. INSPECTION OF PROPERTY, BOOKS AND RECORDS. Each Loan Party will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and, except to the extent prohibited by applicable law, rule, regulations or orders, will permit, and will cause each of its Subsidiaries to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.07. USE OF PROCEEDS AND LETTERS OF CREDIT. Subject to the immediately succeeding sentence, the proceeds of the Loans, the Letters of Credit, and the Lender Letters of Credit will be used only for the purposes set forth in the preamble to this Agreement. Not more than $125,000,000 in the aggregate of principal amount of Revolving Loans may be used to purchase, invest in or otherwise acquire (i) stock or other Equity Interests in entities the principal businesses of which are one or more Permitted Lines of Business or
(ii) assets to be used in Permitted Lines of Business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any

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purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. If any part of the proceeds of any Loan are to be used to acquire margin stock, the Company shall deliver a Form U-1 to each Lender demonstrating to the satisfaction of such Lender that such Loan, the use of the proceeds thereof and the pledge of the margin stock so acquired if required by Section 5.08 will not result in a violation of Regulation T, U or X.

                  SECTION 5.08. ADDITIONAL SUBSIDIARIES. (a) If after the Effectiveness Date any additional Subsidiary (other than the Spear Joint Venture) shall be formed or acquired, any Loan Party shall acquire any Equity Interest in any Person or any Loan Party shall acquire any Indebtedness in an aggregate principal amount for any obligor in excess of $1,000,000, the Company will notify the Administrative Agent and the Lenders thereof and (i) if such Subsidiary is a Subsidiary Loan Party, the Company will cause such Subsidiary to become a party to the Subsidiary Guaranty Agreement and the Security Agreement within five Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (ii) if any Equity Interest in or Indebtedness of such Subsidiary or Person shall be owned by or on behalf of any Loan Party, the Company will cause such Equity Interests and any promissory notes evidencing such Indebtedness in an aggregate principal amount for any obligor in excess of $1,000,000 to be pledged pursuant to the Pledge Agreement within five Business Days after such Subsidiary is formed or acquired or such Equity Interest or Indebtedness is acquired (except that, if such Subsidiary is a Foreign Subsidiary, the voting Equity Interests in such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding voting Equity Interests in such Subsidiary), PROVIDED that no Loan Party shall be required to pledge under the Security Documents any Aerospace Note or any Equity Interest in Alliant Assurance Ltd. held by it.

                  (b) Upon the formation of the Spear Joint Venture, the Company will notify the Administrative Agent and the Lenders thereof and within 15 Business Days after the Spear Joint Venture is formed (i) the Borrowers will cause the Spear Joint Venture to deliver to the Administrative Agent each security agreement, pledge agreement, mortgage and other document or instrument required to cause substantially all the assets of the Spear Joint Venture to secure the obligations of the Spear Joint Venture under the Spear Note and all obligations in respect of Letters of Credit issued for the benefit of the Spear Joint Venture or any of its subsidiaries (the "SPEAR OBLIGATIONS"), in each case on terms reasonably satisfactory to the Administrative Agent, and promptly take such other actions as may be required to create and perfect Liens on the Spear Joint Venture's assets to secure the Spear Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (ii) the Borrowers will cause all the Equity Interests in the Spear Joint Venture owned by any Borrower or any Subsidiary and the Spear Note to be pledged pursuant to the Pledge Agreement to secure the Obligations and

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                                                                             74


all the rights and interests of the Borrowers and the Subsidiaries in and to the Spear Joint Venture to be assigned to the Administrative Agent, for the benefit of the secured parties under the Security Agreement, to secure the Obligations. In the event the Spear Joint Venture shall at any time own, directly or indirectly, any Equity Interests in any Person, all such Equity Interests, and, if such Person is a subsidiary of the Spear Joint Venture, substantially all the assets of such subsidiary, shall within 15 Business Days of the acquisition, creation or formation thereof be pledged under the foregoing documents and instruments to secure the Spear Obligations. The Administrative Agent shall be appointed as collateral agent under each such document and instrument for all parties secured thereby (it being understood that the Spear Partner Permitted Indebtedness may be secured thereby ratably with the Spear Obligations) and will control all actions and decisions thereunder and with respect to the collateral subject thereto; PROVIDED that in the event the Administrative Agent intends to exercise any right to foreclose upon or otherwise cause the sale or transfer of any portion of the Spear Collateral, the Administrative Agent will give the Spear Partner 10 Business Days' notice prior to exercising such right and if within such 10 Business Day period the Spear Partner shall make a written offer to purchase such portion of the Spear Collateral, the Administrative Agent will not be permitted to sell such portion of the Spear Collateral to any Person other than the Spear Partner on or prior to the 60th day following receipt of such offer unless it has sold such portion of the Spear Collateral to one or more other Persons on terms in its judgment, taken as a whole, more favorable than the terms of such offer (and if no sale is made within such 60-day period to any third party, the Administrative Agent will sell such portion of the Spear Collateral to the Spear Partner on the terms of such offer). The Company hereby agrees that any sale to the Spear Partner pursuant to such offer, whether or not the Administrative Agent shall have solicited or considered any offer from any other Person, will be conclusively deemed to be for fair value and for adequate consideration.

                  (c) Upon the formation of the Arrow Joint Venture, the Company will notify the Administrative Agent and the Lenders thereof and within 15 Business Days after the Arrow Joint Venture is formed the Borrowers will cause all the Equity Interests in the Arrow Joint Venture owned by the Company or any Subsidiary to be pledged pursuant to the Pledge Agreement to secure the Obligations and all the rights and interests of the Company and the Subsidiaries in and to the Arrow Joint Venture to be assigned to the Administrative Agent, for the benefit of the secured parties under the Security Agreement, to secure the Obligations.

                  SECTION 5.09. FURTHER ASSURANCES. (a) The Borrowers will, and will cause each Subsidiary Loan Party and, with respect to the Spear Obligations, the Spear Joint Venture to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or

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the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties and the Spear Joint Venture, as applicable. The Company also agrees to provide to the Administrative Agent (i) from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents and (ii) upon request, survey updates in connection with the Mortgaged Properties; PROVIDED that the Company shall not be required to provide such a survey update with respect to a Mortgaged Property more than once in any 24-month period.

                  (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Borrower or any Subsidiary Loan Party after the Effectiveness Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof and as to which no further actions are required to perfect such Lien), the Company will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Company will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

                  (c) For the avoidance of doubt, (i) no Loan Party is required by any Loan Document to pledge or grant a Lien on any Equity Interests in, or any assets of, Alliant Assurance Ltd. and (ii) any Loan Party may limit its pledge of any class of voting Equity Interests in any Foreign Subsidiary to 65% of the outstanding voting Equity Interests of such class in such Foreign Subsidiary.

                  SECTION 5.10. MAINTENANCE OF COLLATERAL; ALTERATIONS. No Loan Party shall commit any waste of any Collateral or, except in the ordinary course of its business, make any material change in the use of any Collateral, PROVIDED that any Loan Party may lease to any other Person all or any portion of any item of Collateral that the Company has determined in good faith is not used or useful in such Loan Party's operating business. Each Loan Party granting a security interest in any Mortgaged Property represents and warrants that, to the best of its knowledge: (i) such Mortgaged Property is served by all utilities required or necessary for the current use thereof; (ii) all streets necessary to serve such Mortgaged Property are completed and serviceable and have been dedicated and accepted as such by the appropriate governmental entities; and
(iii) such Loan Party has access to such Mortgaged Property from public roads sufficient to allow such Loan Party to conduct its business at such Mortgaged Property in accordance with sound commercial and industrial practices. The Loan Parties shall, at all times, maintain all Collateral that is materially useful or necessary in their respective businesses, in good operating order,

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                                                                             76


condition and repair, ordinary wear and tear excepted, and in compliance with all applicable laws, rules and regulations, (including Environmental Laws) the failure to comply with which would have a material adverse effect on the value or usefulness of such Collateral, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings. Each Loan Party shall (a) not, except in the ordinary course of business or as provided in the PROVISO to the first sentence of this Section, alter the occupancy or use of all or any part of any Mortgaged Property without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld and (b) do what is deemed commercially reasonable to maintain and preserve the value of the Collateral.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, the Company covenants and agrees with the Lenders as to itself and its subsidiaries, and each Borrowing Subsidiary covenants and agrees with the Lenders as to itself and its subsidiaries, that:

                  SECTION 6.01. INDEBTEDNESS; CERTAIN EQUITY SECURITIES. (a) The Company will not and will not permit any Subsidiary (other than the Spear Joint Venture and the Arrow Subsidiaries) to, create, incur, assume or permit to exist any Indebtedness, except:

                   (i)  Indebtedness created under the Loan Documents;

                  (ii) Indebtedness of the Company created under the Bridge Credit Agreement in an aggregate principal amount not to exceed $125,000,000, and any Guarantee thereof by any Subsidiary Loan Party; PROVIDED that each such Subsidiary Loan Party shall be automatically released from such Guarantee upon its release from its Guarantee under the Subsidiary Guaranty Agreement;

                  (iii) Indebtedness of the Company consisting of Senior Subordinated Notes and Permanent Securities constituting Indebtedness in an aggregate amount not to exceed at any time the sum at such time of (A) the aggregate principal amount thereof incurred or issued in lieu of Indebtedness under the Bridge Credit Agreement or used to prepay Indebtedness under the Bridge Credit Agreement, (B) the aggregate amount of reductions of the Term Loan Commitments under
         Section 2.08(d) in respect thereof and (C) the aggregate principal amount of

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         Senior Subordinated Notes and Permanent Securities the Net Proceeds of
         which were applied to prepay Term Loans under Section 2.11(c), and any Guarantee thereof by any Subsidiary Loan Party; PROVIDED that each such Subsidiary Loan Party shall be automatically released from such Guarantee upon its release from its Guarantee under the Subsidiary Guaranty Agreement;

                  (iv) Indebtedness existing on the date hereof and set forth in Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof or add any new obligor in respect thereof;

                   (v) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; PROVIDED that Indebtedness of any Subsidiary that is not a Loan Party to the Company or any Subsidiary Loan Party shall be subject to Section 6.04;

                  (vi) Guarantees by the Company of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Company or any other Subsidiary; PROVIDED that Guarantees by the Company or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall constitute Investments for purposes of Section 6.04 and shall be subject to Section 6.04;

                  (vii) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition, construction or improvement (including purchase or construction costs, design, engineering, transportation, installation, testing and analogous costs, and all related professional costs and expenses) of any fixed or capital assets, including Capital Lease Obligations, Synthetic Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; PROVIDED that (A) such original Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall not exceed $50,000,000 at any time outstanding;

                  (viii) Acquired Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

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                  (ix) Indebtedness in respect of (A) Lender Letters of Credit,
         PROVIDED that the sum of the LC Exposure and the Lender LC Exposure shall not at any time exceed $150,000,000, and (B) letters of credit permitted under Section 6.13; and

                   (x) other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; PROVIDED that the aggregate principal amount of Indebtedness of the Company's Subsidiaries permitted by this clause (x) shall not exceed $5,000,000 at any time outstanding.

                  (b) Notwithstanding anything to the contrary contained in paragraph (a) above, neither the Spear Joint Venture nor any subsidiary thereof shall at any time prior to the Spear Final Contribution Date create, incur, assume or permit to exist any Indebtedness, except:

                   (i)  Indebtedness in respect of Letters of Credit;

                  (ii) Indebtedness under the Spear Note in an aggregate principal amount not exceeding $40,000,000 at any time outstanding; and

                  (iii)  Spear Partner Permitted Indebtedness.

Indebtedness incurred by the Spear Joint Venture and its subsidiaries will not be counted against any of the limits set forth in paragraph (a) above.

                  (c) Notwithstanding anything to the contrary contained in paragraph (a) above, no Arrow Subsidiary shall at any time that it is a Subsidiary create, incur, assume or permit to exist any Indebtedness, except:

                   (i) Indebtedness under this Agreement (including Letters of Credit), Lender Letters of Credit and letters of credit issued in accordance with Section 6.13;

                  (ii) Indebtedness owing to the Company or its Subsidiaries that constitutes a permitted Investment under Section 6.04(a) or
         (g)(i); and

                  (iii) other unsecured Indebtedness in an aggregate principal amount not to exceed $1,000,000.

Indebtedness incurred by the Arrow Subsidiaries and their subsidiaries will not be counted against any of the limits set forth in paragraph (a) above.

                  (d) No Borrower will, nor will any Borrower permit any Subsidiary to, issue any Preference Stock other than Preference Stock of the Company the Net Proceeds

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of which are applied to prepay loans under the Bridge Credit Agreement or, after all such loans have been prepaid in full, to prepay Term Loans in accordance with Section 2.11(c).

                  SECTION 6.02. NEGATIVE PLEDGE. Neither any Borrower nor any of the Subsidiaries will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Liens (i) existing on the Effectiveness Date securing Indebtedness or other obligations or liabilities outstanding on such date and identified or referred to on Schedule 6.02 or (ii) disclosed in title insurance policies delivered to the Administrative Agent prior to the Effectiveness Date relating to the Mortgaged Properties;

                  (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary of such Loan Party and not created in contemplation of such event;

                  (c) any Lien on any asset (other than Equity Interests) securing Indebtedness and other related obligations incurred or assumed for the purpose of financing all or any part of the costs (including purchase or construction costs, design, engineering, transportation, installation, testing and analogous costs, and all related professional costs and expenses) of acquiring, constructing or improving such asset; PROVIDED that such Lien attaches to such asset concurrently with or within 180 days after the completion of the acquisition, construction or improvement thereof;

                  (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into such Loan Party or any of the Subsidiaries and not created in contemplation of such event;

                  (e) any Lien existing on any asset, or on any asset of any Person, prior to the acquisition of such asset or such Person, as the case may be, by such Loan Party or any of the Subsidiaries and not created in contemplation of such acquisition;

                  (f) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

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                  (g) Liens for taxes, assessments or other governmental charges not yet overdue or which are being contested in good faith and by appropriate proceedings;

                  (h) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

                  (i) deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (j) easements, right-of-way, zoning and similar restrictions and other encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business which do not in any material respect interfere with or adversely affect the use or value of any Mortgaged Property or the ordinary conduct of the business of any Borrower or such Subsidiary and the matters listed in the policies of title insurance with respect to the Mortgaged Properties delivered to the Administrative Agent prior to the Effectiveness Date;

                  (k) Liens on property of the Company or any of the Subsidiaries in favor of the Company or such Subsidiary, as the case may be;

                  (l)  Liens created by the Loan Documents;

                  (m) Liens arising under documentary letters of credit; PROVIDED that such Liens attach only to the assets purchased thereunder and documents relating thereto;

                  (n) Liens arising in the ordinary course of its business which
         (i) do not secure Indebtedness or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $1,000,000 and (iii) do not in the aggregate materially detract from the value of the assets of any Borrower or Subsidiary or materially impair the use thereof in the operation of their businesses;

                  (o) any interest or title of a lessor in assets or property subject to a Capital Lease or Synthetic Lease of the Company or any Subsidiary; PROVIDED that the aggregate of the capitalized value on the consolidated balance sheet of the Company of all the Capital Leases and the amount of all Synthetic Leases that

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         would be so capitalized if such leases were Capital Leases at any time does not exceed $50,000,000;

                  (p) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness or obligation secured by any Lien permitted by any of the foregoing clauses of this Section; PROVIDED that such Indebtedness or obligation is not increased and is not secured by any additional assets;

                  (q) Liens arising from the filing of Uniform Commercial Code or personal property security financing statements (or substantially equivalent filings outside the United States) regarding leases that are neither Capital Leases nor Synthetic Leases;

                  (r) Liens encumbering property or assets under construction (and proceeds and products thereof) arising from progress or partial payments by a customer of the Company or the Subsidiaries relating to such property or assets;

                  (s) Liens not otherwise permitted by this Section 6.02 securing obligations in an aggregate principal, stated or face amount at any date not to exceed $10,000,000;

                  (t) Liens on the Spear Collateral securing Indebtedness permitted under Section 6.01(b)(iii) ratably with the Spear Obligations under the Security Documents executed and delivered pursuant to Section 5.08(b);

                  (u) any right of first refusal or first offer, redemption right, or option or similar right in respect of Equity Interests in any Joint Venture, in favor of any co-venturer of the Company or any Subsidiary in such Joint Venture (or in favor of any other Person by virtue of such Person's holding of any interest in the Equity Interests of such co-venturer in such Joint Venture); and

                  (w) Liens on any proceeds (including insurance, condemnation and eminent domain proceeds) or products of any collateral a Lien over which is otherwise permitted by the foregoing clauses of this Section, and on general intangibles relating to or embodied in such collateral.

                  SECTION 6.03. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. (a) No Loan Party will, and no Loan Party will permit any of its Subsidiaries to, consolidate or merge with or into any other Person except as permitted under clause (a) of Section 5.04.

                  (b) No Loan Party will, or will permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest, owned by it, nor will any Loan Party permit any of its Subsidiaries to issue any additional Equity

Interest in such Subsidiary, except as permitted under clause (a) of Section
5.04 and except:

                   (i)   sales of inventory in the ordinary course of business;

                  (ii) any disposition of surplus, discontinued or worn-out equipment or other assets (including leasehold interests) no longer used in the on-going business of the Company and the Subsidiaries;

                  (iii) (A) any disposition of cash or Temporary Cash Investments or Investments referred to in Section 6.04(e) or (B) any disposition resulting from the liquidation or dissolution of any Subsidiary or Joint Venture to the extent made ratably in accordance with the relative Equity Interests held by, or capital accounts of, the owners thereof;

                  (iv) any sale or other disposition of readily marketable securities in the ordinary course of business;

                   (v) any sale, transfer or other disposition (x) to the Company or any Business Entity that is, or immediately after giving effect to the foregoing will be, a Wholly-Owned Consolidated Subsidiary or (y) to any other Business Entity that is, or immediately after giving effect to the foregoing will be, a Subsidiary or Joint Venture that would not be prohibited by Section 6.04(a) or (h) (it being understood that the Company shall advise the Administrative Agent of whether it shall have elected clause (a) or (h) to be applicable) if it were an Investment; PROVIDED that any such sale, transfer or other disposition involving a Subsidiary or Joint Venture that is not a Loan Party shall be made in compliance with Section 6.05 (without regard to clause (v) thereof) as if such Subsidiary or Joint Venture were an Affiliate for purposes of such Section;

                  (vi) the grant of any Lien permitted under Section 6.02, any Investment permitted under Section 6.04 (without regard to clause (b) thereof) and any Restricted Payment permitted under Section 6.08;

                  (vii) sales, transfers and other dispositions of Equity Interests in Subsidiaries which are solely engaged in the business of providing insurance or self-insurance coverage for the businesses of the Company and the Subsidiaries permitted by Section 5.04, or the issuance of Equity Interests in such Subsidiaries to non-Affiliated third Persons in an aggregate value (as determined by the Company in good faith) in case of issuance, or aggregate book value in the case of sales, transfers or other dispositions, not to exceed in the aggregate $10,000,000 for all such Subsidiaries;

                  (viii) any disposition of assets with a fair market value of $100,000 or less;

                  (ix) sales, transfers and dispositions to Joint Ventures of assets with an aggregate fair market value in any Fiscal Year not in excess of $10,000,000;

                  (x) any transaction expressly permitted under Section 6.04(f) or (g);

                  (xi) sales, transfers or other dispositions of assets pursuant to the Support Agreement in an aggregate amount during any Fiscal Year, taken together with Investments under the second proviso to Section 6.04(a), not to exceed $2,000,000; and

                  (xii) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section; PROVIDED that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (xii) shall not during any Fiscal Year exceed 10% of consolidated total assets of the Company as of the last day of the immediately preceding Fiscal Year;

PROVIDED that, other than in respect of consideration received in an aggregate amount of up to $5,000,000 for any Fiscal Year, all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clauses
(iii), (v), (vi), (x) and (xi) above) shall be made (A) for fair value and (B) other than those permitted by clause (ix) above, for at least 80% cash consideration. In the event any action governed by this Section 6.03(b) is governed by more than one clause hereof, the Company shall advise the Administrative Agent of the clause under which it shall have elected, in its sole discretion, to treat such action.

                  SECTION 6.04. INVESTMENTS. Neither any Borrower nor any Subsidiary will hold, make or acquire any Investment in any Person other than:

                  (a) Investments not otherwise permitted by any other paragraph of this Section 6.04 in Persons that are, or as a result of such Investments will become, Subsidiaries or Joint Ventures; PROVIDED that the aggregate fair market value of all Investments by the Company and its Consolidated Subsidiaries in, or in Persons that as a result of such Investment will become, Joint Ventures and Subsidiaries of the Company that are not, or will not as a result of such Investment become, Wholly-Owned Consolidated Subsidiaries of the Company (other than Investments made under clauses (i) and (ii) of paragraph (f) below or under clauses (i) (other than subclause (B)(x) thereof) or (ii) of paragraph (g) below), shall not at the time any such Investment is made or acquired, after giving effect to such Investment (when taken together, without duplication, with the aggregate value of assets sold, transferred or otherwise disposed of to such Subsidiaries or

         Joint Ventures pursuant to Section 6.03(b)(v) (other than those allocated by the Company to be governed under Section 6.04(h)) and net of any cash consideration received by the Company or a Wholly-Owned Consolidated Subsidiary in respect of and at the time of or substantially contemporaneously with any such sale, transfer or disposition or Investment), exceed the Special Investments Basket (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); PROVIDED FURTHER that the Company may make additional Investments in Alliant Assurance Ltd. in accordance with the Support Agreement in an aggregate amount during any Fiscal Year, taken together, without duplication, with sales, transfers and dispositions under Section 6.03(b)(xi), not to exceed $2,000,000;

                  (b) Investments acquired in the form of consideration received from sales of assets permitted under Section 6.03(b) (without regard to clause (vi) thereof);

                  (c) Investments acquired as part of the settlement of litigation or claims or in satisfaction of claims made pursuant to a reorganization, bankruptcy or liquidation of a Person, or as a good faith settlement of Indebtedness owed by a Person to the Company or any of the Subsidiaries;

                  (d) Temporary Cash Investments;

                  (e) Investments in Unrestricted Subsidiaries; PROVIDED that the Aggregate Net Investments in Unrestricted Subsidiaries (other than Arrow Subsidiaries) shall at no time exceed $500,000;

                  (f) Investments in the Spear Joint Venture:

                  (i) at any time prior to the Spear Final Contribution Date, consisting of:

                           (A) the contribution in connection with the initial
                  formation of the Spear Joint Venture of the fixed assets and working capital of the Spear Plant, PROVIDED that the Spear Partner shall have acknowledged and consented to the arrangements with respect to the Spear Joint Venture set forth herein and in the Security Documents required to be delivered under Section 5.08(b), including the pledge of the Spear Note and the Equity Interests in the Spear Joint Venture owned by the Company and the Subsidiaries, the security interests in the Spear Collateral and the exercise of the Lenders' rights thereunder following an Event of Default, or

                           (B) loans advanced and other extensions of credit by
                  the Company to the Spear Joint Venture under, or obligations in respect of which are evidenced by, the Spear Note;

                  (ii) at any time on or after the Spear Final Contribution Date, consisting of the remaining Investment by the Company and the Subsidiaries after giving effect to the reduction in ownership of Equity Interests resulting in the occurrence of the Spear Final Contribution Date, PROVIDED that the Net Proceeds of such reduction shall have been applied to prepay Term Loans as contemplated by Section 2.11(c) and, if the Spear Final Contribution Date shall occur as a result of a transaction other than the acquisition by the Spear Partner as of or prior to January 1, 2005 of Equity Interests in the Spear Joint Venture resulting in it holding 50% or more of the pro forma outstanding Equity Interests in the Spear Joint Venture, no Default or Event of Default shall have occurred and be continuing and the Company and its Consolidated Subsidiaries shall be in compliance with Sections 6.10, 6.11 and 6.12 as at and for the four-fiscal-quarter period ending on the last day of the most recent fiscal quarter for which financial statements shall have been delivered under Section 5.01(a) or (b) on a pro forma basis determined as if such reduction and the related prepayment of Loans occurred as of the first day of such four-fiscal-quarter period; or

                  (iii) at any time after the Spear Final Contribution Date, additional Investments made in the resulting Joint Venture pursuant to paragraph (a) above; and

                  (g) (i) Investments in the Arrow Joint Venture consisting of:

                           (A) the contribution in connection with the initial
                  formation of the Arrow Joint Venture of up to 98% of the Equity Interests in each of the Arrow Subsidiaries, PROVIDED that (I) the co-venturer in the Arrow Joint Venture shall have acknowledged and consented to the arrangements with respect to the Arrow Joint Venture set forth herein and in the Security Documents required to be delivered under Section 5.08(c), including the pledge of the Equity Interests in the Arrow Joint Venture owned by the Company and the Subsidiaries and the exercise of the Lenders' rights thereunder following an Event of Default, including the right to remove the Arrow Subsidiaries from the Arrow Joint Venture without penalty, and
                  (II) all filings and other actions required by any Governmental Authority in connection with such contribution and formation shall have been made or taken, all applicable approvals shall have been obtained and all applicable waiting periods and/or appeal periods shall have expired or been terminated, or

                           (B) Investments made by the Company and the
                  Subsidiaries in the Arrow Joint Venture (x) pursuant to paragraph (a) above, (y) in addition to those in clause (x), in an aggregate amount not to exceed $25,000,000 or (z), if not made pursuant to clause (x) or (y), that when made will not cause the Arrow Available Restricted Payments to be reduced to an amount less than zero; or

                           (C) up to 2% of the outstanding Equity Interests in
                  the Arrow Subsidiaries; and

                  (ii) the Arrow Subsidiaries may:

                           (A) provide Guarantees, letters of credit or bonding
                  to the extent solely supporting performance obligations of the Arrow Subsidiaries;

                           (B) provide Guarantees, letters of credit or bonding
                  to the extent solely supporting performance obligations of the Arrow Joint Venture or the subsidiaries of the co-venturer in the Arrow Joint Venture that shall have been contributed to the Arrow Joint Venture, PROVIDED that after giving effect thereto the Arrow Available Restricted Payments will not be reduced to an amount below zero; or

                           (C) enter into transactions with the Arrow Joint
                  Venture or the subsidiaries of the co-venturer in the Arrow Joint Venture that shall have been contributed to the Arrow Joint Venture on a basis less favorable to the Arrow Subsidiaries than the terms and conditions that would apply in a similar transaction with a Person that is not an Affiliate, PROVIDED that after giving effect thereto the Arrow Available Restricted Payments will not be reduced to an amount below zero;

                  (h) other Investments not otherwise permitted by any other provision hereof in an aggregate amount (when taken together, without duplication, with the aggregate value of assets sold, transferred or otherwise disposed of pursuant to Section 6.03(b)(v) (other then those allocated by the Company to be governed under Section 6.04(a))) not to exceed $5,000,000; and

                  (i) Investments, in addition to any of the foregoing, existing on the Effectiveness Date and set forth on Schedule 6.04.

                  SECTION 6.05. TRANSACTIONS WITH AFFILIATES. No Loan Party will, or will permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any of its Affiliates other than Wholly-Owned Consolidated Subsidiaries that are Loan Parties; PROVIDED, HOWEVER, that the foregoing provisions of this Section shall not prohibit any Loan Party or any of its Subsidiaries from (i) declaring or paying any lawful dividend (subject to Section 6.08) so long as, after giving effect to any such declaration, no Default shall have occurred and be continuing, (ii) making sales to or purchases from any of its Affiliates and, in connection therewith, extending credit or making payments, or making payments for labor or material or services rendered by any of its Affiliates, if such sales or purchases are made or such services are rendered in the ordinary course of business and on terms and conditions at least as favorable to such Loan Party or such Subsidiary as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate (other than (A) in the case of contracts pursuant to which the Company or any Subsidiary provides labor or materials or general and administrative services to the Spear Joint Venture, which shall be permitted at any price equal to or greater than the cost (including an allocation of overhead) to the Company and the Subsidiaries of providing such labor or materials and (B) as permitted under
Section 6.04(g)(ii)), (iii) making payments of principal, interest and premium on any Indebtedness of such Loan Party or such Subsidiary held by any of its Affiliates if the terms of such Indebtedness are substantially as favorable to such Loan Party or such Subsidiary as the terms which could have been obtained at the time of the creation of such Indebtedness from a lender which was not an Affiliate (other than as permitted under Section 6.04(g)(ii)), (iv) performing its obligations pursuant to any Acquisition Document, (v) consummating any disposition of assets to an Affiliate not prohibited by Section 6.03 (without regard to clause (iii) or (vi) thereof), (vi) participating in, making Investments in, or effecting any other transaction with or in connection with, any Joint Venture (other than the Spear Joint Venture or the Arrow Joint Venture) or other joint enterprise or joint arrangement that is an Affiliate (regardless of whether the other party participating in such Joint Venture or other joint enterprise or joint arrangement is an Affiliate) if such Loan Party or such Subsidiary participates in the ordinary course of its business and on a basis no less advantageous than the basis on which any other venturer participates (taking into account the respective interests of such Loan Party or Subsidiary and such other venturer or venturers), (vii) to the extent approved by the board of directors of such Loan Party or Subsidiary, making payments of money or issuances of securities pursuant to employment agreements and arrangements and employee benefit plans and making payments for services rendered by non-employee directors of the Company and its Affiliates, (viii) providing overhead and other general and administrative services and expenses to or for the Company and its Subsidiaries (subject in the case of the Arrow Joint Venture, the Arrow Subsidiaries and the Spear Joint Venture, to the limits set forth in Section 6.04), or (ix) to the extent the Spear Partner shall have agreed to pay its ratable share of any payment required thereunder, providing to unrelated parties performance guarantees in respect of obligations of the Spear Joint Venture under commercial contracts for goods or services. Under no circumstances whatsoever shall the Company permit the Spear Joint Venture or any subsidiary thereof to be subject to any contractual restriction on its ability to make any Restricted Payment to the Company or any Subsidiary. Under no circumstances whatsoever shall the Company permit any Arrow Subsidiary to be subject to any contractual restriction on its ability to make any Restricted Payment to the Company or any Subsidiary.

                  SECTION 6.06. CONSTITUTIONAL DOCUMENTS. No Loan Party will, or will permit any Subsidiary to, amend its Constitutional Documents in any manner which could adversely affect the rights of the Lenders under the Loan Documents or their ability to enforce the same.

                  SECTION 6.07. WAIVERS AND AMENDMENTS OF RELATED DOCUMENTS. The Company will not and will not permit its Subsidiaries to, without the prior written consent of the Required Lenders, modify or amend, or waive any provision or condition contained in, any of the Acquisition Documents, the Bridge Credit Agreement, the Senior Subordinated Note Indenture or the Senior Subordinated Notes from the forms of each of the foregoing heretofore delivered to the Lenders (or, in the case of the Senior Subordinated Note Indenture and the Senior Subordinated Notes, delivered to the Lenders in connection with the initial issuance of the Senior Subordinated Notes) in any manner that could reasonably be expected to be adverse to the Lenders.

                  SECTION 6.08. RESTRICTED PAYMENTS. The Borrowers will not declare or make, or permit any Subsidiary to declare or make, any Restricted Payment other than:

                   (i) any Restricted Payments made by Subsidiaries (other than by any Arrow Subsidiary at any time on or after the formation of the Arrow Joint Venture) to the Company or any other Borrower or a Wholly-Owned Consolidated Subsidiary (or with respect to a Subsidiary other than a Wholly-Owned Consolidated Subsidiary, Restricted Payments made ratably (or, if not ratably, on a basis more favorable to the Company and its Subsidiaries than ratably) with respect to each class of such Subsidiary's Equity Interests in respect of which such Restricted Payment is being made);

                  (ii) any Restricted Payments made by the Company pursuant to the terms of employee benefit plans and stock options (including stock ownership plans (including 401K plans, restricted stock plans, employee stock purchase plans, performance sharing plans and incentive plans)), in each case as in effect on December 31, 2000, and as modified thereafter, PROVIDED that the aggregate amount of Restricted Payments made or declared pursuant to this clause (ii) after the Effectiveness Date shall not exceed $25,000,000;

                  (iii) any Restricted Payment by the Company payable solely in additional Equity Interests of the Company;

                  (iv) any Restricted Payment in respect of the $2,000,000 Series A 11% Preferred Stock of Alliant Assurance Ltd.;

                  (v) any Restricted Payment by any Arrow Subsidiary at any time on or after the formation of the Arrow Joint Venture that such Arrow Subsidiary is a Subsidiary:

                           (A) to the extent made solely to fund such Arrow
                  Subsidiary's ratable share of the ordinary expenses of the Arrow Joint Venture's holding company activities up to an aggregate amount for the Arrow Subsidiaries, taken as a whole, made in any Fiscal Year not to exceed $3,000,000;

                           (B) to the extent the aggregate amount thereof, when
                  taken together with all other substantially contemporaneous Restricted Payments made by all the Arrow Subsidiaries, does not exceed the aggregate amount of dividends or distributions paid or made substantially contemporaneously by the Arrow Joint Venture's holding company to the Company or any Wholly-Owned Consolidated Subsidiary; and

                           (C) in addition to the foregoing, so long as no
                  Default or Event of Default shall have occurred and be continuing, to the extent the making of such Restricted Payment shall not result in the Arrow Available Restricted Payments being reduced to an amount below zero; and

                  (vi) any other Restricted Payments in addition to those permitted above (and whether of the same or a different type, or in addition to amounts for any type, provided above) made or declared after the Effectiveness Date to the extent that immediately after giving effect thereto (x) no Default or Event of Default shall have occurred and be continuing and (y) the aggregate amount of all such Restricted Payments made or declared pursuant to this clause (vi) after the Effectiveness Date does not exceed the Restricted Payments Basket.

                  SECTION 6.09. FOREIGN SUBSIDIARIES. Notwithstanding any other provision of this Agreement, the aggregate amount, without duplication, of Investments made in Foreign Subsidiaries and of sales, transfers and other dispositions to Foreign Subsidiaries under Section 6.03(b)(v), in each case by the Company and its Subsidiaries (other than the Foreign Subsidiaries) after the Effectiveness Date shall not at any time exceed $10,000,000 (valued as provided in Section 6.04(a) and determined without duplication and net of repayments and returns of capital (but not returns on capital)).

                  SECTION 6.10. MINIMUM CONSOLIDATED NET WORTH. Consolidated Net Worth shall at no time be less than the sum of (i) $135,000,000 PLUS (ii) 50% of cumulative Consolidated Net Income for each fiscal quarter beginning after March 31, 2001 for which the Company shall have delivered financial statements pursuant to Section 5.01(a) or (b), but excluding any such fiscal quarter for which Consolidated Net

Income is negative, PLUS (iii) 50% of the increase in consolidated stockholders' equity of the Company from any Equity Issuances by the Company after March 31, 2001.

                  SECTION 6.11. LEVERAGE RATIO. As of the last day of each fiscal period of the Company ending most closely to the dates set forth below, the Leverage Ratio as of such day shall not exceed the ratio set forth below opposite such date:


Date                                                Ratio
----                                                -----
June 30, 2001                                       3.85
September 30, 2001                                  3.85
December 31, 2001                                   3.85
March 31, 2002                                      3.85
June 30, 2002                                       3.50
September 30, 2002                                  3.50
December 31, 2002                                   3.50
March 31, 2003                                      3.50
June 30, 2003                                       3.25
September 30, 2003                                  3.25
December 31, 2003                                   3.25
March 31, 2004                                      3.25
June 30, 2004                                       3.00
September 30, 2004                                  3.00
December 31, 2004                                   3.00
March 31, 2005                                      3.00
each fiscal quarter end thereafter                  2.75

                  SECTION 6.12. INTEREST COVERAGE. As of the last day of each fiscal quarter of the Company ending most closely to the dates set forth below, the ratio of aggregate Consolidated EBITDA to aggregate Consolidated Interest Charges, in each case for the four consecutive fiscal quarters ending on such day, shall not be less than the ratio set forth below opposite such date.


Date                                                 Ratio
----                                                 -----
June 30, 2001                                        2.75
September 30, 2001                                   2.75
December 31, 2001                                    2.75
March 31, 2002                                       2.75
June 30, 2002                                        3.00
September 30, 2002                                   3.00
December 31, 2002                                    3.00
March 31, 2003                                       3.00
June 30, 2003                                        3.15

September 30, 2003                                   3.15
December 31, 2003                                    3.15
March 31, 2004                                       3.15
each fiscal quarter end thereafter                   3.25

                  SECTION 6.13. OUTSIDE LETTERS OF CREDIT. Neither any Borrower nor any Subsidiary shall at any time have any letters of credit issued or outstanding for its account other than (i) Letters of Credit hereunder, (ii) Lender Letters of Credit and (iii) other letters of credit issued to secure the performance of the Borrowers and the Subsidiaries under trade or government contracts (other than for borrowed money); PROVIDED that (x) the aggregate amount available for drawing and (without duplication) unpaid amount of all reimbursement obligations under all letters of credit issued under clause (iii) shall at no time exceed $15,000,000 and (y) neither any Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any of its assets with respect to their obligations under letters of credit issued under clause
(iii).

                  SECTION 6.14. DESIGNATED SENIOR DEBT. Without the consent of the Required Lenders, the Company shall not designate any Indebtedness, other than Indebtedness under the Loan Documents, as "Designated Senior Debt", as such term is defined in the Senior Subordinated Note Indenture, or any comparable designation that confers upon the holders of such Indebtedness (or any Person acting on their behalf) the right to initiate blockage periods under the Senior Subordinated Note Indenture (other than as a result of a payment default), unless, prior to any such designation of such Indebtedness as "Designated Senior Debt", the holders of such Indebtedness deliver a written agreement to the Administrative Agent providing for the express benefit of the Lenders that neither such holders nor any Person acting on their behalf will initiate any such blockage period under the Senior Subordinated Note Indenture without the prior written consent of the Required Lenders.

                  SECTION 6.15. DERIVATIVES OBLIGATIONS. The Borrowers will not, and will not permit any of the Subsidiaries to, enter into any Derivatives Obligations, other than Derivatives Obligations entered into in the ordinary course of business to hedge or mitigate risks to which any Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                  SECTION 6.16. ADDITIONAL DEBT INCURRENCE. No Indebtedness that constituted a Prepayment Event when incurred (other than Indebtedness referred to in clause (vii) of the definition of "Indebtedness") shall mature, or provide for any amortization or other mandatory payment of principal, or other repayment (in the absence of default) or right of redemption at the option of the holder thereof, prior to the Tranche B Term Loan Maturity Date.

                  SECTION 6.17. CAPITAL EXPENDITURES. The Company will not permit the aggregate amount of Capital Expenditures made by the Company and the Subsidiaries during any period set forth below to exceed the aggregate amount set forth below opposite such period:


                       PERIOD                                    AMOUNT

Effectiveness Date - March 31, 2002                         $50,000,000
April 1, 2002 - March 31, 2003                              $55,000,000
April 1, 2003 - March 31, 2004                              $60,000,000
each Fiscal Year thereafter                                 $65,000,000


PROVIDED that to the extent that the Capital Expenditures made in any period set forth above are less than the amount set forth for such period, then after the available amount for the next succeeding Fiscal Year has been fully used the Company and the Subsidiaries may make additional Capital Expenditures during such next succeeding Fiscal Year in an aggregate amount that at the time each such Capital Expenditure is made is not in excess of the unused amount from the immediately prior period set forth above.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  If any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (a) any Borrower shall fail to pay (i) any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, or
         (ii) within five Business Days after the same shall become due, any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (i) of this paragraph (a)) payable under this Agreement or any other Loan Document;

                  (b) any Loan Party shall fail to observe or perform any covenant contained in Section 5.01(e), 5.04 or 5.07 or in Article VI;

                  (c) any Loan Party shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those covered by clause (a) or (b) above) for 30 days after a Responsible Officer of such Loan Party shall have become aware of such failure;

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                                                                             93


                  (d) any representation, warranty, certification or statement made or deemed made by any Loan Party in any Loan Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) any Loan Party or any of its Subsidiaries shall fail to make any payment in respect of any Material Financial Obligation when due or within any applicable grace period;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Indebtedness or Material Financial Obligation or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Material Indebtedness or Material Financial Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) any Loan Party or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any Business Entity action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against a Loan Party or any Subsidiary of a Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against a Loan Party or any Subsidiary of a Loan Party under the federal bankruptcy laws as now or hereafter in effect;

                  (i) a Loan Party or any of its Subsidiaries shall admit its inability to pay its debts as and when they fall due or becomes or is deemed to be unable to pay its debts or insolvent, or convenes a meeting for the purpose of proposing, or otherwise proposes or enters into, any composition or arrangement with its creditors or any group or class thereof, or anything analogous to, or having a substantially similar effect to, any of the events specified in this paragraph or in paragraph (g) or (h) above occurs in any jurisdiction;

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                                                                             94


                  (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate any Plan which is then a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan which is then a Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan which is then a Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation, that is, an obligation or series of obligations payable within 12 months, in excess of $5,000,000;

                  (k) a judgment or order for the payment of money in excess of $5,000,000 (in excess of the amount for which liability for payment has been acknowledged by a third party insurer) shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 consecutive days;

                  (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than any employee stock ownership plan maintained for the benefit of the employees of the Company, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of the Company; or, during any period of 12 consecutive calendar months, individuals (i) who were directors of the Company on the first day of such period or (ii) whose nomination for election to the board of directors of the Company was recommended or approved by a vote of at least a majority of the directors then still in office who were directors of the Company on the first day of such period, shall cease to constitute a majority of the board of directors of the Company;

                  (m) any levy, seizure or attachment of or on any material portion of the Collateral shall be made, or the loss, theft, substantial damage to or destruction of a material portion of any Collateral shall occur, the value of which not fully payable through insurance or compensated for pursuant to a condemnation award shall equal or exceed $5,000,000 in the aggregate;

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                                                                             95


                  (n) any Lien created by any of the Security Documents shall at any time fail to constitute a valid and (to the extent required by the Security Documents) perfected Lien on any material portion of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or the Company or any other Loan Party shall so assert in writing; or

                  (o) the Subsidiary Guaranty Agreement shall at any time cease to be a valid and binding obligation of any Subsidiary Loan Party, or the Company or any Subsidiary Loan Party shall so assert in writing;

then, and in every such event (other than an event with respect to the Company described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent (i) at the request of the Required Lenders, shall, by notice to the Company, terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) at the request of Lenders representing more than 50% of the aggregate principal amount of outstanding Loans, declare the Loans then out standing to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and in case of any event with respect to the Company described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

                  Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise

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                                                                             96


the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and
(c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in the Effectiveness Agreement, in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for any Borrower), independent

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                                                                             97


accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub- agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Company. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Company (which consent shall not unreasonably be withheld and may not be withheld if an Event of Default is continuing, but which may in any event be withheld (regardless of whether an Event of Default is continuing) if (a) such proposed successor Administrative Agent fails to deliver evidence reasonably satisfactory to the Company that such proposed successor Administrative Agent is not a Foreign Person and (b) the Company in good faith concludes that the appointment of such proposed successor Administrative Agent could result in a violation of any law, rule guideline or regulation, or a violation of, revocation of, failure to renew or modification of any, order, facility security clearance or permit), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank, and which shall not be a Foreign Person. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and

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                                                                             98


information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                  None of the Syndication Agent nor the Documentation Agents, in their capacity as a syndication agent or a documentation agent, shall have any duties or responsibilities under this Agreement or any other Loan Document.

                                   ARTICLE IX

                                    GUARANTEE

                  In order to induce the Lenders to extend credit to the Borrowing Subsidiaries hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of the Borrowing Subsidiaries. The Company further agrees that the due and punctual payment of the Obligations of the Borrowing Subsidiaries may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

                  The Company waives presentment to, demand of payment from and protest to any Borrowing Subsidiary of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by (a) the failure of any Lender to assert any claim or demand or to enforce any right or remedy against any Borrowing Subsidiary under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement or any other Loan Document or agreement; (d) the failure or delay of any Lender to exercise any right or remedy against any other guarantor of the Obligations; (e) the failure of any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (f) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (g) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation.

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                                                                             99


                  The Company further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of any Borrower or Subsidiary or any other Person.

                  The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

                  The Company further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Lenders in cash an amount equal the unpaid principal amount of such Obligation.

         Upon payment in full by the Company of any Obligation of any Borrowing Subsidiary, each Lender shall, in a reasonable manner, assign to the Company the amount of such Obligation owed to such Lender and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Company, or make such disposition thereof as the Company shall direct (all without recourse to any Lender and without any representation or warranty by any Lender). Upon payment by the Company of any sums as provided above, all rights of the Company against any Borrowing Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by such Borrowing Subsidiary to the Lenders (it being understood that, after the discharge of all the Obligations due and payable from such Borrowing Subsidiary, such rights may be exercised by the Company notwithstanding that such Borrowing Subsidiary may remain contingently liable for indemnity or other Obligations).

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                                                                             100


                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to the Company, to it at 600 Second Street NE, Hopkins, MN 55343-8384, Attention of Eric S. Rangen (Telecopy No. (952) 931-5910);

                  (b) if to any Borrowing Subsidiary, to it in care of the Company as provided in paragraph (a) above;

                  (c) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Doris Mesa (Telecopy No.
         (212) 552-5650), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Jack Riordan and Anne Schuler (Telecopy No. (212) 270-6549), and to Chase Manhattan Bank Delaware, Corporate Banking Department, 8th Floor, 1201 Market Street, Wilmington, Delaware 19801; and

                  (d) if to an Issuing Bank, a Swingline Lender or any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 10.02. WAIVERS; AMENDMENTS. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver

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                                                                             101


or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the date of any scheduled payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby (it being understood that the addition of new tranches of loans or commitments that may be extended under this Agreement shall not be deemed to alter such pro rata sharing of payments) without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender (or each Lender of such Class, as the case may be) (except, in each case, to provide for new tranches of loans or commitments that are extended under this Agreement), (vi) release the Company from its Guarantee of any Borrowing Subsidiary under Article IX or, except as set forth in Section 10.15, release all or substantially all of the Subsidiary Loan Parties from their Guarantees under the Subsidiary Guaranty Agreement, or limit their liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender,
(viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class and (ix) amend, modify or waive any condition precedent set forth in Section 4.01 with respect to the making of Revolving Loans, without the prior written consent of Revolving Lenders holding a majority in

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                                                                             102


interest of the Revolving Credit Commitments; PROVIDED FURTHER that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or any Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or such Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Term Lenders and Tranche B Term Lenders), the Tranche A Term Lenders (but not the Revolving Lenders and Tranche B Term Lenders) or the Tranche B Term Lenders (but not the Revolving Lenders and Tranche A Term Lenders) may be effected by an agreement or agreements in writing entered into by the Company and the requisite percentage in interest of the affected Class of Lenders, as the case may be. In furtherance of clause (ix) of this Section 10.02(b), (x) any amendment or modification to or waiver of Section 6.10, 6.11 or 6.12 of this Agreement and (y) any amendment or modification to or waiver of any provision of this Agreement or any other Loan Document at a time when any Default or Event of Default has occurred and is continuing that would have the effect of eliminating any such Default or Event of Default shall not be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 4.01 to the making of any Revolving Loan have been satisfied unless the Revolving Lenders holding a majority in interest of the Revolving Credit Commitments shall have consented to such amendment, modification or waiver, PROVIDED that the foregoing shall not be construed to affect any amendment or modification to any provision of this Agreement or any other Loan Document (other than any amendment or modification to Section 6.10, 6.11 or 6.12 of this Agreement) if no Default or Event of Default has occurred and is continuing at the time of such amendment or modification.

                  SECTION 10.03. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
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                                                                             103


                  (b) The Borrowers shall indemnify the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any officer, director, employee, affiliate, agent or controlling person of such Indemnitee (or of an institution of which such Indemnitee is an officer, director, employee, affiliate, agent or controlling person).

                  (c) To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Issuing Bank or such Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or such Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, no Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 10.04. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and except that no Lender may assign or otherwise transfer any of its rights or obligations hereunder except in compliance with the remaining paragraphs of this Section 10.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); PROVIDED that
(i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Company and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, each Issuing Bank and each Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $5,000,000, in the case of Tranche A Term Loans, Tranche A Term Loan Commitments, Revolving Loans or Revolving Commitments and (y) $1,000,000, in the case of Tranche B Term Loans or Tranche B Term Loan Commitments, unless each of the Company and the Administrative Agent otherwise consent, (iii) except in the case of an assignment to a Lender Affiliate, each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, (v) any assignment to a Lender Affiliate will not relieve the assigning Lender of its obligation to make Loans hereunder timely in accordance with the terms hereof in the event such Lender Affiliate shall fail to do so and (vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent and the Company an Administrative Questionnaire; and PROVIDED FURTHER that any consent of the Company otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing (except that any such consent shall be required and may in any event be withheld (regardless of whether an Event of Default is continuing) if (x) such proposed assignee fails to deliver evidence reasonably satisfactory to the Company that such assignee is not a Foreign Person and (y) the Company in good faith concludes that such assignment could result in a violation of any law, rule or regulation, or a violation of, revocation of, failure to renew or modification of any order, facility security clearance or permit). Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without notice to or the consent of any Borrower, the Administrative Agent, the Issuing Banks or the Swingline Lenders, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents (and shall not grant such Participant any direct or indirect vote on or veto power with respect to any of the foregoing) and shall contain an agreement by the Participant to be bound by the provisions of Section 10.12; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii) of the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrowers or the Administrative Agent, pledge all or any portion of its Notes or any other instrument evidencing its rights as a Lender under this Agreement to any trustee for, or any other representative of, holders of obligations owed or securities issued, by such fund, as security for such obligations or securities; PROVIDED that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this
Section 10.04 concerning assignments.

                  (h) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to any Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower; PROVIDED that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) no such grant, and no exercise of, such option shall give rise to any obligation by the Borrowers to pay or withhold amounts pursuant to Sections 2.15 or 2.17 that they would not have been obligated to pay or withhold if such grant or exercise had not occurred. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such a payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section
10.04 any SPC may (i) with notice to, but without the prior written consent of, the Company or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (if consented to by the Company and the Administrative Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit liquidity enhancement to such SPC.

                  SECTION 10.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 10.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in the Effectiveness Agreement.

                  SECTION 10.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 10.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of any Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Pursuant to NYGOL Section .5-1401, this Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

                  (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 10.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. CONFIDENTIALITY. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than a Loan Party, or (i) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 10.12. For the purposes of this Section, "INFORMATION" means all information received from any Loan Party relating to any Loan Party or its business, operations, assets, liabilities, financial condition or position or results of operations or prospects other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Loan Party. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 10.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and

Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 10.14. INFORMATION CONCERNING FOREIGN PERSONS. Each Lender that is or becomes a Foreign Person after the Effectiveness Date, shall deliver to each of the Company and the Administrative Agent promptly after becoming a Foreign Person, written notice that such Lender is or has become a Foreign Person and such other information concerning the ownership, jurisdiction of organization or citizenship of such Lender or any Person directly or indirectly controlling such Lender as the Company may reasonably request to comply with any applicable laws, rules, regulations and orders (including any applicable laws, rules, regulations and orders relating to national security). If, upon receipt of any such notice, the Company in good faith concludes that, as a consequence of such Lender's being or becoming a Foreign Person, there could result a violation of any law, rule or regulation, or a violation of, revocation of, failure to renew or modification of any order, facility security clearance or permit, the Company shall have the right, with the assistance of the Administrative Agent, to seek a substitute lender or lenders reasonably satisfactory to the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Company (which may be one or more of the Lenders) to purchase the Loans and assume the Commitments of such Lender, and the Company, the Administrative Agent, such Lender and substitute lender or lenders shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to
Section 10.04(b) hereof to effect the assignment of rights to and assumption of obligations by such substitute lender or lenders.

                  SECTION 10.15. RELEASE OF LIENS AND GUARANTEES. (a) In the event that the Company or any Subsidiary sells, transfers or otherwise disposes of all or any portion of any of the Equity Interests, assets or property owned by the Company or such Subsidiary (other than to the Company or a Subsidiary or Affiliate) in a transaction not prohibited by this Agreement, the Administrative Agent shall promptly (and the Lenders hereby authorize and instruct the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Company to release any Liens created by any Loan Document in respect of such Equity Interests, assets or property, including the release and satisfaction of record of any mortgage or deed of trust granted in connection herewith, and, in the case of a disposition of all or substantially all the Equity Interests or assets of any Subsidiary that is a Loan Party, to terminate such Subsidiary's obligations under the Subsidiary Guaranty Agreement and each other Loan Document.

                  (b) Promptly after the Spear Final Contribution Date and the repayment in full of all amounts due under the Spear Note, the Administrative Agent shall (and the

Lenders hereby authorize and instruct the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Company to release the Liens created by the Security Documents under Section 5.08(b)(i) and the pledge of any Equity Interests in the Spear Joint Venture being transferred to any third party in connection with the Spear Final Contribution Date. The pledge of the Equity Interests owned by the Company and the Subsidiaries in the Spear Joint Venture shall continue after the Spear Final Contribution Date.

                  (c) The Administrative Agent will take such actions as are reasonably requested by the Company to terminate the Liens and security interests created by the Loan Documents when all the Obligations have been paid in full and all Letters of Credit and Commitments have been terminated.

                  (d) The Company agrees to pay all out-of-pocket expenses of the Administrative Agent in connection with releases of Liens and obligations under the Subsidiary Guaranty Agreement provided for in this Section.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                 ALLIANT TECHSYSTEMS INC.,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 CHASE MANHATTAN BANK
                                                 DELAWARE, as an Issuing Bank,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 THE CHASE MANHATTAN BANK,
                                                 individually and as
                                                 Administrative Agent and
                                                 Swingline Lender,
                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 (THE OTHER LENDERS, ISSUING
                                                 BANKS AND SWINGLINE LENDERS
                                                 THAT ARE SIGNATORIES TO THE
                                                 EFFECTIVENESS AGREEMENT),


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                       Exhibit A

                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended and in effect on the date hereof, the "Amended and Restated Credit Agreement"), among Alliant Techsystems Inc., the Borrowing Subsidiaries party thereto, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings.

                  The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Amended and Restated Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Amended and Restated Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Amended and Restated Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Amended and Restated Credit Agreement.

                  This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) any documentation required to be delivered by the Assignee pursuant to Section 2.17(e) of the Amended and Restated Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Amended and Restated Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [ASSIGNEE/ ASSIGNOR] shall pay the fee payable to the Administrative Agent pursuant to Section 10.04(b) of the Amended and Restated Credit Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:                         April 20, 2001

Legal Name of Assignor:                     The Chase Manhattan Bank

Legal Name of Assignee:

Assignee's Address for Notices:     _______________________

                                                     _______________________
Effective Date of Assignment
("Assignment Date"):


                                                                 Percentage Assigned of
                                                                 Tranche B Term Loans (set
                                                                 forth, to at least 8
                                                                 decimals, as a percentage of all
                                    Principal                    Tranche B Term Loans
Facility                            Amount Assigned              of all Lenders thereunder)
--------                            ---------------              --------------------------

Tranch B Term Loan                  $                            %



The terms set forth above and on the reverse side hereof are hereby agreed to:

                                            The Chase Manhattan Bank,
                                            as Assignor

                                            By: ________________________________
                                                Name:
                                                Title:


                                            , as Assignee

                                            By: ________________________________
                                                Name:
                                                Title:

The undersigned hereby consent to the within assignment:(1)


Alliant Techsystems Inc.,           The Chase Manhattan Bank, as
                                    Administrative Agent,

By: ________________________                By: ___________________________
    Name:                                       Name:
    Title:                                      Title:


--------
      (1) Consents to be included to the extent required by Section 10.04(b) of the Credit Agreement.

Chase Manhattan Bank Delaware,      The Chase Manhattan Bank, as
as Issuing Bank,                            Issuing Bank,

By: ________________________                 By: ___________________________
    Name:                                        Name:
    Title:                                       Title:


The Chase Manhattan Bank, as
Swingline Lender,

By: ________________________
    Name:
    Title:

                                                                       Exhibit B

                        [FORM OF PERFECTION CERTIFICATE]

            The undersigned, the Vice President and General Counsel of ALLIANT TECHSYSTEMS INC., a Delaware corporation ("ATK"), hereby certifies with reference to the Amended and Restated Security Agreement, dated as of April 20, 2001 (the "AGREEMENT"), among ATK, the Borrowing Subsidiaries identified therein, the Grantors identified therein and The Chase Manhattan Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT") (terms defined in the Agreement being used herein as therein defined), to the Administrative Agent and each Lender as follows:

            1. NAMES. (a) Set forth below is the exact corporate name of each Grantor as it appears in such Grantor's certificate of incorporation or membership agreement, as the case may be (followed by the abbreviated name of such Grantor used herein in parentheses) and the jurisdiction of incorporation of each Grantor:

-------------------------------------------------------------------------

                       BORROWERS                        JURISDICTION OF
                                                        INCORPORATION

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                    OTHER GRANTORS

-------------------------------------------------------------------------

-------------------------------------------------------------------------


            (b) Set forth below is each other corporate name each Grantor has had since its respective organization, together with the date of the relevant change:


-------------------------------------------------------------------------
NAME          DATE              EVENT

-------------------------------------------------------------------------

-------------------------------------------------------------------------


            (c) Except as set forth in SCHEDULE 1, no Grantor has changed its respective identity or corporate structure in any way within the past five years.1

            (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of their respective divisions or other business units at any time during the past five years:

----------
   (1) Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in SCHEDULE 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.

            2. Current Locations. (a) The chief executive office(s) of each Grantor is located at the following address:


-------------------------------------------------------------------------

NAME             MAILING ADDRESS                COUNTY           STATE

-------------------------------------------------------------------------
Alliant          Building C14, Freeport Center  Davis            UT
Aerospace        P.O. Box 160433
Composite        Clearfield, UT  84016
Structures
-------------------------------------------------------------------------

            (b) The following are all the locations where each Grantor maintains any books or records relating to any Accounts:


-------------------------------------------------------------------------

NAME             MAILING  ADDRESS               COUNTY           STATE

-------------------------------------------------------------------------

-------------------------------------------------------------------------


            (c) The following are all the places of business of each Grantor not identified above:


-------------------------------------------------------------------------

NAME             MAILING  ADDRESS               COUNTY           STATE

-------------------------------------------------------------------------

-------------------------------------------------------------------------

            (d) The following are all the locations where each Grantor maintains any Inventory not identified above:

            (e) The following are the names and addresses of all Persons other than the Grantor which have possession of any of the Grantors' Inventory:


-------------------------------------------------------------------------

NAME (GRANTOR)     MAILING  ADDRESS              COUNTY           STATE

-------------------------------------------------------------------------

                                                                   MN

-------------------------------------------------------------------------

            3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by each Grantor at any time during the past five years:


--------------------------------------------------------------------------------

NAME(GRANTOR)           MAILING  ADDRESS                 COUNTY          STATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

            4. UNUSUAL TRANSACTIONS. Except as set forth in SCHEDULE 4, all Accounts have been originated by a Grantor and all Inventory and Equipment has been acquired by a Grantor in the ordinary course of its respective business.

            5. FILE SEARCH REPORTS. Attached hereto as SCHEDULE 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as SCHEDULE 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

            6. UCC FILINGS. A duly signed financing statement on Form UCC-1 in substantially the form of SCHEDULE 6(A) hereto has been delivered to the Administrative Agent with respect to each jurisdiction identified in paragraph 2 hereof. Attached hereto as SCHEDULE 6(B) is a true copy of each such UCC-1 financing statement, each of which will be filed by the Administrative Agent in the appropriate jurisdiction immediately following the Closing Date.

            7. SCHEDULE OF FILINGS. Attached hereto as SCHEDULE 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above, which SCHEDULE 7 will be completed upon receipt of the acknowledged copies of such filings from the various filing jurisdictions identified therein.

            8. FILING FEES. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

            9. PATENTS. All Patents owned by any Grantor as of the date hereof and all Patent Licenses to which any Grantor is a party as of the date hereof are listed on Schedule 1 to the Patent Security Agreement, a true copy of which is attached hereto as SCHEDULE 9.

      IN WITNESS WHEREOF, we have hereunto set our hands this ___ day of April, 2001.

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE 1

                     CHANGES IN IDENTITY/CORPORATE STRUCTURE


--------------------------------------------------------------------------------

NAME             DATE               EVENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                              UNUSUAL TRANSACTIONS

                                  SCHEDULE 5(A)

                               FILE SEARCH REPORTS

                                  SCHEDULE 5(B)

                              FINANCING STATEMENTS

                                  SCHEDULE 6(A)

                            DESCRIPTION OF COLLATERAL

      (a)   UCC-1 financing statements collateral description:

      (b)   Fixture filings collateral description:

                                  SCHEDULE 6(B)

                            ACKNOWLEDGED FILE COPIES

                                   SCHEDULE 7

                               SCHEDULE OF FILINGS

                                   SCHEDULE 9

                                   (A) PATENTS

                    [ List all Patents owned by the Grantor ]

                               (B) PATENT LICENSES

                [ List all Patent Licenses owned by the Grantor ]

                                                                       Exhibit C

                                                                  CONFORMED COPY


                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT


         AGREEMENT dated as of April 20, 2001 among ALLIANT TECHSYSTEMS INC. (with its successors, the "Company"), the borrowing subsidiaries party hereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), each other subsidiary of the Company listed on the signature pages hereof (collectively, with the Borrowing Subsidiaries, the "Subsidiary Guarantors" and, together with the Company, the "Pledgors") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") amending and restating in its entirety the Pledge Agreement dated as of March 15, 1995 and amended and restated by the Amended and Restated Pledge Agreement dated as of November 23, 1998 among the Company, each other Pledgor thereunder and the Administrative Agent (the "Existing Pledge Agreement").

                  Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the Borrowing Subsidiaries, the Lenders party thereto and the Administrative Agent.

                  In connection with the execution and delivery of the Amended and Restated Credit Agreement, the parties wish to amend and restate the Existing Pledge Agreement as set forth herein; PROVIDED that in no event shall such amendment and restatement be deemed to extinguish the security interests under the Existing Pledge Agreement.

                  The Lenders have agreed to continue and to make loans to the Borrowers and the Issuing Banks (as defined in the Amended and Restated Credit Agreement) have agreed to issue Letters of Credit (as defined in the Amended and Restated Credit Agreement) for the account of the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Amended and Restated Credit Agreement. Each of the Subsidiary Guarantors is a subsidiary of the Company and acknowledges that it will derive substantial benefit from the continuation of the loans and making of new loans by the Lenders under the Amended and Restated Credit Agreement, and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Amended and Restated Lenders to continue loans, and to make loans, under the Amended and Restated Credit Agreement to the extent provided therein and of the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement are conditioned on, among other things, the execution and delivery by the Company and the Subsidiary Guarantors of a Pledge Agreement in the form hereof and the amendment and restatement of the Existing Pledge Agreement as provided herein.

                  As consideration therefor and in order to induce the Lenders to continue and to make loans and to execute and deliver the Amended and Restated Credit Agreement and the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement, the Company and the Subsidiary Guarantors are willing to execute this Agreement.

                  Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "Classified Information" has the meaning set forth in Section 10(B).

                  "Collateral" has the meaning assigned to such term in Section 3(A).

                  "Effectiveness Date Issuer" means the entities set forth on
Schedule I.

                  "Hedging Obligations" means all obligations of the Borrowers to any Lender or any Affiliate of a Lender under (i) any interest rate swap agreement, interest rate cap agreement or interest rate collar agreement, (ii) any foreign exchange contract or currency swap agreement or (iii) any similar agreement or arrangement of a type designed to protect the Borrowers against fluctuations in interest rates or currency exchange rates; PROVIDED that at or prior to the time the agreement under which such obligations arise is entered into (i) the Borrowers and such Lender or Affiliate thereof shall have expressly agreed in writing that such obligations constitute "Hedging Obligations" entitled to the benefits of the Security Documents and (ii) such Lender or Affiliate shall have delivered a notice to the Administrative Agent (or, in the case of an Affiliate of a Lender, an instrument in form and substance satisfactory to the Administrative Agent) to the effect set forth in clause (i) of this PROVISO, and acknowledging and agreeing to be bound by the terms of this Agreement with respect to such obligations, including without limitation the provisions of Sections 10 and 11 hereof.

                  "Intercompany Note" means each note substantially in the form of Exhibit A evidencing indebtedness of any Effectiveness Date Issuer or Subsequent Issuer to any Pledgor.

                  "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, assumed or exist pursuant to Section
6.02 of the Amended and Restated Credit Agreement.

                  "Pledged Instruments" means any instrument required to be pledged to the Administrative Agent pursuant to Section 3(B).

                  "Pledged Securities" means the Pledged Instruments and the Pledged Stock.

                  "Pledged Stock" means (i) the Subsidiary Shares and (ii) any other Equity Interests required to be pledged to the Administrative Agent pursuant to Section 3(B); PROVIDED that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary; PROVIDED FURTHER that the Pledged Stock shall not include any Equity Interests in Alliant Assurance Ltd.

                  "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "Secured Obligations" means obligations secured under this Agreement including (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not allowed or allowable in such proceeding) on any Loan under the Amended and Restated Credit Agreement, (b) each payment required to be made by any Borrower under the Amended and Restated Credit Agreement in respect of any Letter of Credit, and any payment required to be made by any Borrower in respect of any Lender Letter of Credit, in each case when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral ("Reimbursement Obligations"), (c) all other amounts payable by any Pledgor hereunder or under any other Loan Document, (d) any Hedging Obligations, and (e) any renewals or extensions of any of the foregoing.

                  "Secured Parties" means the Lenders (including without limitation with respect to any Hedging Obligations owed to such Lenders), any Affiliate of any Lender to which Hedging Obligations are owed and the Administrative Agent.

                  "Subsequent Issuer" means any Person that shall, at any time after the date hereof, become a Subsidiary of the Company or Joint Venture of the Company (other than any subsidiary of the Radford Joint Venture).

                  "Subsidiary Shares" means all Equity Interests of the Effectiveness Date Issuers issued to or otherwise acquired by any Pledgor by or from any Effectiveness Date Issuer as set forth on Schedule I as of the date hereof.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. REPRESENTATIONS AND WARRANTIES

         The Pledgors jointly and severally represent and warrant as follows:

         (A) TITLE TO PLEDGED SECURITIES. Each Pledgor owns all of the Pledged Securities listed opposite such Pledgor's name on Schedule I hereto, free and clear of any Liens other than the Security Interests and Permitted Liens. The Pledged Stock represents the percentage as set forth on Schedule I of the issued and outstanding Equity Interests of the applicable Subsidiary or Joint Venture issuer with respect thereto. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person, other than such rights permitted under Section 6.02(u) of the Amended and Restated Credit Agreement. No Pledgor is or will become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto, other than such rights permitted under Section 6.02(u) of the Amended and Restated Credit Agreement.

         (B) VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. Upon the delivery of (i) the Pledged Instruments, (ii) certificates representing the shares of capital stock of any corporation listed on Schedule I hereto, and
(iii) any certificates representing units of interest of any limited liability company listed on Schedule I hereto to the extent that the terms of such units expressly provide that it is a security governed by Article 8 of the UCC, the Administrative Agent in accordance with Section 4 hereof, the Administrative Agent will have valid and perfected security interests in the Collateral, to the extent such security interest can be perfected by possession of such certificates, subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. None of the Pledgors or any of the Subsidiaries has performed or will perform any acts which might prevent the Administrative Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Administrative Agent in any such enforcement.

         (C) UCC FILING LOCATIONS. The chief executive office of each Pledgor is located at its address set forth in the Perfection Certificate. Under the Uniform Commercial Code as in effect in the State in which such office is located, as of the Effective Date, other than Virginia, Missouri and Mississippi, no local (as opposed to State) filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3. THE SECURITY INTERESTS

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder:

         (A) Each Pledgor hereby assigns and pledges to and with the Administrative Agent for the benefit of the Secured Parties and grants to the Administrative Agent for the benefit of the Secured Parties security interests in the Pledged Securities owned by it, and all of its rights and privileges with respect to the Pledged Securities owned by it, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, the applicable Pledgor is delivering the certificates, if any, representing the Subsidiary Shares in pledge hereunder.

         (B) In the event that (i) any Effectiveness Date Issuer at any time issues any additional or substitute Equity Interests of any class to any Pledgor, or owes any Indebtedness to any Pledgor evidenced by an instrument (including an Intercompany Note), or (ii) any Subsequent Issuer at any time issues any Equity Interests to any Pledgor, or owes any debt to any Pledgor evidenced by an instrument (including an Intercompany Note), such Pledgor will immediately notify the Administrative Agent of such issuance or Indebtedness in an aggregate principal amount for any Pledgor in excess of $1,000,000 evidenced by an instrument (including an Intercompany Note) and, upon request of the Administrative Agent, will immediately pledge and deposit with the Administrative Agent certificates representing all such Equity Interests or the instrument evidencing such Indebtedness in an aggregate principal amount for any Pledgor in excess of $1,000,000 (including an Intercompany Note) as additional security for the Secured Obligations; PROVIDED that no Pledgor shall be required to pledge more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary. All such shares and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. DELIVERY OF PLEDGED SECURITIES

         All Pledged Instruments shall be delivered to the Administrative Agent by the applicable Pledgor pursuant hereto indorsed to the order of the Administrative Agent, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Administrative Agent. All certificates representing Pledged Stock delivered to the Administrative Agent by any Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. FURTHER ASSURANCES

         (A) Each Pledgor agrees that it will, at its expense and in such manner and form as the Administrative Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of such Pledgor or otherwise, financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

                  (B) Each Pledgor will cause any Indebtedness owed to such Pledgor by a Effectiveness Date Issuer or a Subsequent Issuer to be evidenced by an Intercompany Note duly executed by such Effectiveness Date Issuer or Subsequent Issuer.

                  (C) Each Pledgor agrees that it will not change (i) its name, identity or Business Entity structure in any manner or (ii) the location of its chief executive office unless it shall have given the Administrative Agent not less than 30 days' prior notice thereof.

SECTION 6. RECORD OWNERSHIP OF PLEDGED STOCK

         At any time during the continuation of any Event of Default, the Administrative Agent may, in its sole discretion (subject to any applicable laws, rules, regulations and orders relating to national security), cause any or all of the Pledged Stock to be transferred of record into the name of the Administrative Agent or its nominee. Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of such Pledgor and the Administrative Agent will promptly give to such Pledgor copies of any notices and communications received by the Administrative Agent with respect to Pledged Stock pledged by such Pledgor registered in the name of the Administrative Agent or its nominee.

SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL

         The Administrative Agent shall have the right to receive and, during the continuance of any Event of Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Pledgor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right. During the continuance of any Event of Default, all such dividends, interest and other payments and distributions which are received by any Pledgor with respect to the Collateral shall be received in trust for the benefit of the Administrative Agent and the other Secured Parties and, if the Administrative Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Administrative Agent during the continuance of an Event of Default, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Defaults have been cured, the Administrative Agent's right to retain dividends, interest and other payments and distributions in respect of the Collateral under this Section 7 shall cease and the Administrative Agent shall pay over to the Pledgors any such Collateral retained by it during the continuance of an Event of Default.

SECTION 8. RIGHT TO VOTE PLEDGED STOCK

         Unless an Event of Default shall have occurred and be continuing, the applicable Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Administrative Agent shall, upon receiving a written request from such Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to such Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance reasonably satisfactory to the Administrative Agent.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law (including any laws, rules, regulations and orders relating to national security) and each Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock pledged by it with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

SECTION 9. GENERAL AUTHORITY

         Each Pledgor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Administrative Agent, any other Secured Party or otherwise, for the sole use and benefit of the Administrative Agent and the other Secured Parties, but at the expense of Pledgors, to the extent permitted by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

              (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

              (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

              (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Administrative Agent shall give applicable Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and the Pledgors agree that such notice constitutes "reasonable notification" within the meaning of
Section 9-504(3) of the Uniform Commercial Code.

SECTION 10. REMEDIES UPON EVENT OF DEFAULT

         (A) If any Event of Default shall have occurred and be continuing, the Administrative Agent may, at the direction of the Required Lenders, exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised), subject to any applicable laws, rules and regulations and orders relating to national security, and, in addition, the Administrative Agent may, at the direction of the Required Lenders, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral (subject to any applicable laws, rules, regulations, and orders relating to national security) or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral (subject to any applicable laws, rules, regulations, and orders relating to national security) so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. Each Pledgor will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (subject to any applicable laws, rules, regulations, and orders relating to national security). Each purchaser at any such sale shall (subject to any applicable laws, rules, regulations, and orders relating to national security) hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgors which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it (subject to any applicable laws, rules, regulations and orders relating to national security), may, at the direction of the Required Lenders, proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) The Administrative Agent will take the actions and exercise the rights and remedies on behalf of the Secured Parties pursuant to this Section 10 at the request of the Required Lenders and subject to any applicable laws, rules, regulations and orders (including, without limitation, any applicable laws, rules, regulations and orders relating to national security) with respect to the sale or transfer of any of the Collateral. Anything in this Agreement to the contrary notwithstanding, in the event that the Administrative Agent, acting as authorized pursuant to this Agreement or any of the Loan Documents, seeks to exercise any remedies upon the occurrence of an Event of Default that will require it to have access to classified information or information which otherwise cannot be held by the Administrative Agent under applicable laws, rules, regulations or orders relating to national security ("Classified Information"), and the Administrative Agent is unable to obtain a clearance or other governmental approval required to have such access within a reasonable time after seeking to exercise its remedies upon the occurrence of an Event of Default, each Pledgor shall dispose of all Classified Information that is Collateral in compliance with the applicable laws, rules regulations and orders and as the Administrative Agent may direct, with the proceeds of such disposition to constitute Collateral hereunder and to be payable directly, to the extent permitted under such applicable laws, rules, regulations and orders, to the Administrative Agent for the benefit of the Secured Parties.

SECTION 11. EXPENSES

         The Pledgors jointly and severally agree that they will forthwith upon demand pay to the Administrative Agent:

              (i) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

              (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Administrative Agent may incur in connection with
         (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the rate applicable to ABR Borrowings plus 2% and shall be an additional Secured Obligation hereunder.

SECTION 12.  LIMITATION ON DUTY OF ADMINISTRATIVE AGENT
             IN RESPECT OF COLLATERAL

         Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.

SECTION 13. APPLICATION OF PROCEEDS

                  (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Administrative Agent in the following order of priorities:

              FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent is to be reimbursed pursuant to Section 11 hereof or any Lender is to be reimbursed pursuant to, and unpaid fees owing to the Administrative Agent under, the Amended and Restated Credit Agreement;

              SECOND, to the ratable payment of accrued but unpaid interest on the Secured Obligations;

              THIRD, to the ratable payment of unpaid principal of the Secured Obligations;

              FOURTH, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

              FINALLY, to payment to the Pledgors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind to the extent permitted by law (including without limitation applicable laws, rules, regulations and orders relating to national security) or, on a ratable basis, in any combination thereof. In determining allocations under this Section, the amount of any Hedging Obligation shall be equal to the amount of the unrealized net loss position owed to such Secured Party.

                  (B) In making the determinations and allocations required by this Section, the Administrative Agent may rely upon information supplied by the Secured Parties as to the amounts of the Secured Obligations held by them, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All distributions made by the Administrative Agent pursuant to this Section shall be final, absent manifest error, and the Administrative Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

                  (C) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Security Interests are enforced with respect to some, but not all, of the Secured Obligations, the Administrative Agent shall nonetheless apply the proceeds to all the

Secured Obligations, in the proportions and subject to the priorities specified in this Section. To the extent that the Administrative Agent distributes proceeds collected with respect to one Secured Obligation to or on behalf of the holder of another Secured Obligation, the holder of the former Secured Obligation shall be deemed to have purchased a participation in the latter Secured Obligation, or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

SECTION 14. HEDGING OBLIGATIONS

                  As a condition to accepting the benefits of this Agreement, each Lender and each Affiliate thereof that is owed Hedging Obligations agrees with each of the other Lenders, each Affiliate of a Lender that is owed Hedging Obligations and the Administrative Agent that it will from time to time (i) provide such information to the Administrative Agent as may be necessary to enable the Administrative Agent to make any determination of the amount of Secured Obligations held by such Lender or Affiliate thereof or otherwise as requested by the Administrative Agent for any other purpose of the Financing Documents and (ii) otherwise cooperate in taking action or enforcing rights with respect to such Hedging Obligations and rights hereunder as may be reasonably requested by the Administrative Agent at the direction of the Required Lenders.

SECTION 15. CONCERNING THE ADMINISTRATIVE AGENT

                  (A) Each Secured Party irrevocably appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with all such powers as are reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Administrative Agent shall have the same rights and powers under this Agreement as any other Secured Party and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Pledgors or any Subsidiary or Affiliate of the Pledgors as if it were not the Administrative Agent hereunder.

                  (C) The obligations of the Administrative Agent are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Event of Default. The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgors.

                  (D) The Administrative Agent may consult with legal counsel (who may be counsel for the Pledgors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  (E) Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation or observance of any of the covenants or agreements of the Pledgors; or (iii) the validity, effectiveness or genuineness of this Agreement or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

                  (F) The Chase Manhattan Bank may resign as Administrative Agent at any time by giving written notice thereof to the Secured Parties and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of the Company (which consent shall not unreasonably be withheld, but which may in any event be withheld if such proposed successor Administrative Agent fails to deliver evidence reasonably satisfactory to the Company that such proposed successor Agent is not a Foreign Person). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 60 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall (i) be a commercial bank organized under the laws of the United States of America or of any State thereof, (ii) not be a Foreign Person and (iii) have a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

SECTION 16. APPOINTMENT OF ADMINISTRATIVE CO-AGENTS

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 15).

SECTION 17.  TERMINATION OF SECURITY INTERESTS;
             RELEASE OF COLLATERAL

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Amended and Restated Credit Agreement, the Security Interests and the obligations of the Pledgors under this Agreement shall terminate and all rights to the Collateral shall revert to the Pledgors. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release any of the Collateral with the prior written consent of the Required Lenders; PROVIDED that the Administrative Agent may release all or substantially all of the Collateral prior to the termination of the obligations of the Pledgors under this Agreement only with the prior written consent of all the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the Pledgors, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be, and take such action as may be reasonably necessary to deliver to the Company any Collateral previously delivered to the Administrative Agent under this Agreement.

SECTION 18. NOTICES

         All notices, communications and distributions to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified below and the appropriate answerback is received, (ii) if given by facsimile, when delivered to the number specified below (and followed by a copy sent by mail or other courier addressed as aforesaid) or (iii) if given by any other means, when delivered at the address or telecopier number specified below.

SECTION 19. WAIVERS; NON-EXCLUSIVE REMEDIES

         No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Amended and Restated Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 20. SUCCESSORS AND ASSIGNS

         This Agreement is for the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Pledgor and their respective successors and assigns.

SECTION 21. CHANGES IN WRITING

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Pledgor and the Administrative Agent with the consent of the Required Lenders.

SECTION 22. NEW YORK LAW

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

SECTION 23. SEVERABILITY

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 24. ADDITIONAL SUBSIDIARY GUARANTORS

                  Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date hereof is required to enter into this Agreement as a Subsidiary Guarantor and Pledgor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Subsidiary Guarantor and Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and Pledgor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor and Pledgor as a party to this Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor and Pledgor as a party to this Agreement.

SECTION 25. COUNTERPARTS; INTEGRATION

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       ALLIANT TECHSYSTEMS INC.


                                       By /s/ Eric Rangen
                                         -----------------------
                                         Name: Eric Rangen
                                         Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Federal tax identification
                                       number:



                                       THE CHASE MANHATTAN BANK,
                              as Administrative Agent


                                       By /s/ Jonn C. Riordan
                                         ---------------------------
                                            Name:  John C. Riordan
                                            Title: Vice President

                                    SUBSIDIARY GUARANTORS:

                                    ALLIANT AMMUNITION SYSTEMS
                                    COMPANY LLC


                                    By /s/ Eric Rangen
                                      -----------------------
                                      Name: Eric Rangen
                                  Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    NEW RIVER ENERGETICS, INC.


                                    By /s/ Eric Rangen
                                      -----------------------
                                      Name: Eric Rangen
                                  Title:
                                                     [address]
                                                     [address]
                                                     Facsimile number:
                                                     Federal tax identification
                                                     number:


                                    ALLIANT HOLDINGS LLC


                                    By /s/ Eric Rangen
                                       ----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                    ALLIANT SOUTHERN COMPOSITES
                                    COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT DEFENSE LLC

                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                    ALLIANT AMMUNITION AND POWDER
                                    COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT PRECISION FUZE COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT INTEGRATED DEFENSE
                                    COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT INTERNATIONAL HOLDINGS INC.


                                    By /s/ Eric Rangen
                                       -----------------------

                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                    ALLIANT MISSILE PRODUCTS COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT AEROSPACE COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT AEROSPACE PROPULSION COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                    ALLIANT AEROSPACE COMPOSITE STRUCTURES
                                    COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    ALLIANT LAKE CITY SMALL CALIBER
                                    AMMUNITION COMPANY LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:



                                    THIOKOL PROPULSION CORP.

                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:


                                    THIOKOL TECHNOLOGIES INTERNATIONAL, INC.


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen

                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                    ALLIANT PROPULSION AND COMPOSITES LLC


                                    By /s/ Eric Rangen
                                       -----------------------
                                       Name: Eric Rangen
                                       Title:
                                       [address]
                                       [address]
                                       Facsimile number:
                                       Telephone number:

                                   SCHEDULE I

A.       BORROWER


                                                                                                Percentage
                                                                                                Issued and
                                             Certificate                                        Outstanding
                  Entity                         No.                    No. of Shares             Shares
                  ------                     ----------                 -------------            ---------

1.      New River Energetics, Inc.               1                      100 shares of               100%
                                                                        Common Stock, par
                                                                        value $1.00 per
                                                                        share

2.      Alliant Ammunitions
        System Company LLC

3.      Alliant Holdings LLC

4.      Alliant Propulsion and
        Composites LLC

5.      Alliant Southern Composites
        Company LLC

6.      Alliant Defense LLC

7.      Alliant Ammunitions and
        Powder Company LLC

8.      Alliant Precision Fuze
        Company LLC

9.      Alliant Integrated
        Defense Company LLC

10.   Alliant International
        Holdings Inc.

11.   Alliant Missile
        Products Company LLC

12.   Alliant Aerospace
        Company

13.   Alliant Aerospace
        Propulsion Company LLC

14.   Alliant Aerospace
        Composite Structures
        Company LLC

15.   Alliant Lake City Small
      Caliber Ammunition Company
      LLC

16.   Thiokol Propulsion Corp.

17.   Thiokol Technologies
      International, Inc.


B.    NEW RIVER ENERGETICS, INC.


C.    ALLIANT AMMUNITIONS SYSTEM COMPANY LLC


D.    ALLIANT HOLDINGS LLC


E.    ALLIANT PROPULSION AND COMPOSITES LLC


F.    ALLIANT SOUTHERN COMPOSITES COMPANY LLC


G.    ALLIANT DEFENSE LLC


H.    ALLIANT AMMUNITIONS AND POWDER COMPANY LLC


I.    ALLIANT PRECISION FUZE COMPANY LLC


J.    ALLIANT INTEGRATED DEFENSE COMPANY LLC

K.    ALLIANT INTERNATIONAL HOLDINGS INC.

L.    ALLIANT MISSILE PRODUCTS COMPANY LLC


M.    ALLIANT AEROSPACE COMPANY LLC


N.    ALLIANT AEROSPACE PROPULSION COMPANY LLC


O.    ALLIANT AEROSPACE COMPOSITE STRUCTURES COMPANY LLC


P.    ALLIANT LAKE CITY SMALL CALIBER AMMUNITION COMPANY LLC


Q.    THIOKOL PROPULSION CORP.


R.    THIOKOL TECHNOLOGIES INTERNATIONAL, INC.

                                                                  ANNEX 1 TO THE
                                                                PLEDGE AGREEMENT



                                          SUPPLEMENT NO.     dated as of       ,
                                   to the Amended and Restated Pledge Agreement dated as of April 20, 2001 (as amended or modified from time to time, the "Pledge Agreement"), among ALLIANT TECHSYSTEMS, INC. (the "Company"), the borrowing subsidiaries party thereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), each other subsidiary of the Company listed on the signature pages thereof (collectively, with the Borrowing Subsidiaries, the "Subsidiary Guarantors" and, together with the Company, the "Pledgors"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined below).

                  A. Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the Borrowing Subsidiaries, the Lenders party thereto (the "Lenders") and the Administrative Agent.

                  B. Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date of the Pledge Agreement is required to enter into the Pledge Agreement as a Subsidiary Guarantor and Pledgor upon becoming a Subsidiary Loan Party. Section 24 of the Pledge Agreement provides that additional Subsidiary Loan Parties may become Subsidiary Guarantors and Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Amended and Restated Credit Agreement to become a Subsidiary Guarantor and Pledgor under the Pledge Agreement.

                  Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

                  SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor and a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Subsidiary

Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" or "Pledgor" in the Pledge Agreement shall be deemed to include the New Subsidiary Guarantor. The Pledge Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. The New Subsidiary Guarantor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities (and such Schedule shall constitute a part of Schedule I to the Pledge Agreement).

                  SECTION 4. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

                  SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 18 of the Pledge Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below.

                  SECTION 9. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                       [Name Of New Subsidiary
                                       Guarantor],

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:
                                                   -----------------------------
                                                 -------------------------------


                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent,

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A


                                    [FORM OF]

                                INTERCOMPANY NOTE


$[DOLLAR AMOUNT]                                                          [DATE]


                  FOR VALUE RECEIVED, the undersigned, [BORROWER], a [JURISDICTION] corporation (the "BORROWER"), promises to pay to the order of [LENDING PERSON], a [JURISDICTION] corporation (the "COMPANY"), at the Company's offices at [ADDRESS], or such other address as the holder shall have designated to the Borrower, on demand, [DOLLAR AMOUNT IN WORDS] Dollars ($[DOLLAR AMOUNT]) or such lesser amount as may from time to time be owing by the Borrower to the Company, together with such interest, if any, as shall from time to time be agreed to be payable by the Borrower and the Company on the unpaid principal amount hereof.

                  Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Pledge Agreement (as hereinafter defined).

                  The Company shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each principal and interest payment hereunder; PROVIDED, HOWEVER, that the failure of the Company to so record such information shall not affect the Borrower's obligations hereunder. All payments of principal of and interest on this Intercompany Note shall be payable in lawful currency of the United States of America, in immediately available funds.

                  This Intercompany Note is one of the Intercompany Notes pledged under the Amended and Restated Pledge Agreement dated as of April 20, 2001 (as amended, supplemented or modified from time to time, the "PLEDGE AGREEMENT"), among Alliant Techsystems Inc. ("Alliant"), the Borrowing Subsidiaries party thereto, each other subsidiary of Alliant party thereto and The Chase Manhattan Bank, as Administrative Agent, for the benefit of the Secured Parties as security for the Secured Obligations (as defined in the Pledge Agreement).

                  In addition to and not in limitation of the foregoing and the provisions of the Pledge Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

                  No delay on the part of the Company or any other holder of this Intercompany Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

                  All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

                  THIS INTERCOMPANY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                                 [BORROWER],

[ADDRESS OF BORROWER]                      by
                                             -------------------
                                             Name:
                                             Title:

                                         Pay to the order of

                                         ------------------.


                                         [COMPANY],

                                           by
                                             -------------------
                                             Name:
                                             Title:

                                                                       Exhibit D

                                                                  CONFORMED COPY



                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

       AGREEMENT dated as of April 20, 2001 among ALLIANT TECHSYSTEMS INC. (with its successors, the "Company"), the borrowing subsidiaries party hereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), each other subsidiary of the Company listed on the signature pages hereof (collectively, with the Borrowing Subsidiaries, the "Subsidiary Guarantors" and, together with the Company, the "Grantors") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") amending and restating in its entirety the Security Agreement dated as of March 15, 1995 and amended and restated by the Amended and Restated Security Agreement dated as of November 23, 1998 among the Company, each other Grantor thereunder and the Administrative Agent (the "Existing Security Agreement").

       Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the Borrowing Subsidiaries, the Lenders party thereto and the Administrative Agent.

       In connection with the execution and delivery of the Amended and Restated Credit Agreement, the parties wish to amend and restate the Existing Security Agreement as set forth herein; PROVIDED that in no event shall such amendment and restatement be deemed to extinguish the security interests under the Existing Security Agreement.

       The Lenders have agreed to continue and to make loans to the Borrowers and the Issuing Banks (as defined in the Amended and Restated Credit Agreement) have agreed to issue Letters of Credit (as defined in the Amended and Restated Credit Agreement) for the account of the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Amended and Restated Credit Agreement. Each of the Subsidiary Guarantors is a subsidiary of the Company and acknowledges that it will derive substantial benefit from the continuation of the loans and the making of new loans by the Lenders under the Amended and Restated Credit Agreement, and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Lenders to continue loans and to make loans under the Amended and Restated Credit

Agreement to the extent provided therein and of the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement are conditioned on, among other things, the execution and delivery by the Company and the Subsidiary Guarantors of a security agreement in the form hereof and the amendment and restatement of the Existing Security Agreement as provided herein.

       As consideration therefor and in order to induce the Lenders to continue and to make loans and to execute and deliver the Amended and Restated Credit Agreement and the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement, the Company and the Subsidiary Guarantors are willing to execute this Agreement.

       Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

       Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

       "Accounts" means, with respect to each Grantor, all "accounts" (as defined in the UCC) now owned or hereafter acquired by such Grantor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Grantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation that might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of such Grantor's rights in, to and under all purchase orders for goods, services or other property, and all of such Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Grantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Grantor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

       "Assignable Government Contract Claim" means a Government Contract Claim
(i) that the Grantor party thereto has the present right to assign to a third Person (other than a Subsidiary) pursuant to the terms thereof, (ii) that is reassignable to a third Person by the terms thereof, and (iii) with respect to which the conditions set forth in 48 CFR subpart 32.8 are satisfied in all respects pursuant to all applicable requirements for assignments under the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the "Assignment of Claims Act").

       "Classified Information" has the meaning set forth in Section 7(D).

       "Collateral" has the meaning set forth in Section 3.

       "Collateral Account" has the meaning set forth in Section 5.

       "Commodity Account" means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for a Commodity Customer.

       "Commodity Contract" means a commodity futures contract, an option on a commodity futures contract, a commodity option or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

       "Commodity Customer" means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

       "Commodity Intermediary" means (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

       "Documents" means, with respect to each Grantor, all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by such Grantor.

       "Entitlement Holder" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

       "Equipment" means, with respect to each Grantor, except as otherwise provided in Section 8-103 of the UCC, all "equipment" (as defined in the UCC) now owned or hereafter acquired by such Grantor, including without limitation all motor vehicles, trucks, trailers, railcars and barges, but excluding Excluded Equipment.

       "Excluded Equipment" means "equipment" and "fixtures" (each as defined in the UCC) only to the extent (i) such "equipment" or "fixture" is subject to a Permitted Lien described in clause (a), (b), (c), (d), (e), (m), (o) and, to the extent relating to the foregoing, (p) of Section 6.02 of the Amended and Restated Credit Agreement and (ii) the agreements governing or relating to the Indebtedness secured by such Permitted Liens prohibit or would be violated by, or a default, event of default, cancellation or required prepayment under such agreements would occur as a result of, a Lien pursuant to any Security Document.

       "Event of Default" has the meaning set forth in the Amended and Restated Credit Agreement.

       "Financial Asset" means (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the UCC. As the context requires, the term "Financial Asset" shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

       "Financing Documents" means the Loan Documents, and all other instruments and agreements evidencing or governing any Hedging Obligations, and "Financing Document" means any one of them.

       "General Intangibles" means, with respect to each Grantor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Grantor, including, without limitation, (i) all obligations or indebtedness owing to such

Grantor (other than Accounts) from whatever source arising, (ii) all Patents, Patent Licenses, Trademarks, Trademark Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid, and (iv) to the extent granting a security interest therein is permitted by applicable law, all rights to amounts received or receivable by such Grantor in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

       "Government" means the federal government of the United States of America or any relevant agency thereof.

       "Government Contract" means each of the "contracts" (as that term is defined in 48 CFR Part 2.101) between any Grantor and the Government.

       "Government Contract Claim" means any claim for the payment of monies due under an effective Government Contract.

       "Hedging Obligations" means all obligations of the Borrowers to any Lender or any Affiliate of a Lender under (i) any interest rate swap agreement, interest rate cap agreement or interest rate collar agreement, (ii) any foreign exchange contract or currency swap agreement or (iii) any similar agreement or arrangement of a type designed to protect the Borrowers against fluctuations in interest rates or currency exchange rates; PROVIDED that at or prior to the time the agreement under which such obligations arise is entered into (i) the Borrowers and such Lender or Affiliate thereof shall have expressly agreed in writing that such obligations constitute "Hedging Obligations" entitled to the benefits of the Security Documents and (ii) such Lender or Affiliate shall have delivered a notice to the Administrative Agent (or, in the case of an Affiliate of a Lender, an instrument in form and substance satisfactory to the Administrative Agent) to the effect set forth in clause (i) of this proviso, and acknowledging and agreeing to be bound by the terms of this Agreement with respect to such obligations, including without limitation the provisions of Sections 10 and 11 hereof.

       "Instruments" means, with respect to any Grantor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Grantor.

       "Inventory" means, with respect to any Grantor, all "inventory" (as defined in the UCC), now owned or hereafter acquired by such Grantor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

       "Investment Property" means, with respect to any Grantor, all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor, whether now owned or hereafter acquired by such Grantor.

       "Liquid Investments" has the meaning set forth in Section 5(D).

       "Patents" means, with respect to any Grantor, all the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof, including those described in the Perfection Certificate, in each case owned by such Grantor and (ii) all reissues, continuations, continuation-in-part or extensions thereof.

       "Patent License" means, with respect to any Grantor, any written agreement now or hereafter in existence granting to such Grantor any right to practice any invention on which a Patent is in existence.

       "Patent Security Agreement" means the Patent Security Agreement executed and delivered by the Grantors in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

       "Perfection Certificate" means the certificate, substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly executed by the Company.

       "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, assumed or exist pursuant to Section 6.02 of the Amended and Restated Credit Agreement.

       "Proceeds" means, with respect to any Grantor, all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, collateral of such Grantor, including without limitation all claims of such Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral of such Grantor, and any condemnation or requisition payments with respect to any collateral of such Grantor, in each case whether now existing or hereafter arising.

       "Reimbursement Obligations" has the meaning set forth in the definition of "Secured Obligations".

       "Securities" means, except as otherwise provided in Section 8-103 of the UCC, any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by their terms are divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt in or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.

       "Securities Account" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

       "Security Entitlements" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

       "Securities Intermediary" means (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

       "Secured Obligations" means obligations secured under this Agreement including (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not allowed or allowable in such proceeding) on any Loan under the Amended and Restated Credit Agreement, (b) each payment required to be made by any Borrower under the Amended and Restated Credit Agreement in respect of any Letter of Credit, and any payment required to be made by any Borrower in respect of any Lender Letter of Credit, in each case when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral ("Reimbursement Obligations"), (c) all other amounts payable by any Grantor hereunder or under any other Financing Document, (d) any Hedging Obligations, and (e) any renewals or extensions of any of the foregoing.

       "Secured Parties" means the Lenders (including without limitation with respect to any Hedging Obligations owed to such Lenders), any Affiliate of any Lender to which Hedging Obligations are owed and the Administrative Agent.

       "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

       "Trademarks" means, with respect to any Grantor, all of the following: (i) all trademarks, trade names, corporate names, company names, business names, logos, other source or business identifiers, goodwill, designs and general intangibles of like nature of such Grantor, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (ii) all extensions or renewals thereof.

       "Trademark License" means, with respect to any Grantor, any written agreement now or hereafter in existence granting to such Grantor any right to use any Trademark.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2.  REPRESENTATIONS AND WARRANTIES

       The Grantors jointly and severally represent and warrant as follows:

       (A) Each Grantor has good and marketable title to all of the Collateral owned by it, free and clear of any Liens other than the Permitted Liens. Each Grantor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it from third Persons, as against its assignors and creditors of its assignors.

       (B) No Grantor has performed any acts which would be reasonably likely to prevent the Administrative Agent from enforcing any of the terms of this Agreement or which would limit the Administrative Agent in any such enforcement. Other than financing statements or other similar or equivalent filings, documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than a Grantor or the Government) asserting any claim thereto (other than claims for possession of Inventory held by contract vendors pursuant to applicable contracts with any Grantor) or security interest therein, except for Permitted Liens and except that the Administrative Agent or its designee may have possession of Collateral as contemplated in the Existing Security Agreement and hereby.

       (C) The Company has delivered the Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete in all material respects. Not later than 60 days following the date of the first Borrowing, the Company shall furnish to the Administrative Agent acknowledgment copies of the filings set forth in Schedule 7 to the Perfection Certificate.

       (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations to the extent the UCC is applicable thereto. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate for a jurisdiction, the Security Interests shall constitute perfected security interests in the Collateral located in such jurisdiction (except Inventory and Equipment in transit or temporarily in the possession of contract vendors pursuant to an applicable contract) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens, and the Collateral located in such jurisdictions constitutes not less than 95% of all the Collateral. When a Patent Security Agreement has been recorded with the United States Patent and Trademark Office, the Security Interests shall constitute perfected Security Interests in all right, title and interest of the applicable Grantor in the United States Patents listed in Schedule 1 to such Agreement, prior to all other Liens and rights of others therein except for Permitted Liens to the extent that a security interest therein may be perfected by filing such agreement in the United States Patent and Trademark Office. Notwithstanding anything to the contrary contained in any Loan Document, no Grantor shall be required to take any action outside the United States to perfect any foreign Patent.

       (E) The Inventory and Equipment are insured in accordance with the requirements of the Amended and Restated Credit Agreement.

       (F) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

       (G) No later than August 31, 2001, each Grantor shall have executed and delivered to the Administrative Agent assignments and notices of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, with respect to (i) each Assignable Government Contract Claim in effect on the Effectiveness Date and having an initial stated contract value to such Grantor in excess of $5,000,000, and (ii) in any event, Assignable Government Contract Claims such that the aggregate initial stated contract value to the Grantors, taken as a whole, of the Assignable Government Contract Claims for which the Grantors have executed and delivered to the Administrative Agent assignments and notices of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, is at least 90% of the aggregate initial stated contract value to the Grantors, taken as a whole, of all Assignable Government Contract Claims in effect on the Effectiveness Date. Upon the filing by the Administrative Agent in accordance with Section 4(C), with (i) the proper contracting officer or the proper agency head, as applicable, (ii) the proper disbursing officer designated for the applicable Assignable Government Contract Claim and (iii) where applicable, the proper surety on any bond applicable to the relevant Assignable Government Contract Claim (in each case, as specified by the Grantor with respect to each Assignable Government Contract Claim in accordance with Section 4(P)), of a duly executed and attested and otherwise duly completed true copy of an assignment, either bearing the corporate seal of the Grantor or accompanied by a true copy of the board resolution authorizing the execution of such assignment, in the form of Exhibit C-2 and a duly completed original and three copies of a notice of assignment in the form of Exhibit C-3 with respect to each Assignable Government Contract Claim, the Security Agreement, together with such assignment and notices of assignment, shall constitute valid assignment of such Assignable Government Contract Claim to the extent that such validity and assignment are governed by, and subject to the provisions of, the Assignment of Claims Act.


SECTION 3.  THE SECURITY INTERESTS

       (A) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of each Grantor hereunder and under each other Financing Document, each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the right, title and interest of such Grantor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

       (1)  Accounts;

       (2)  Inventory;

       (3) General Intangibles (other than General Intangibles relating to Excluded Equipment);

       (4)  Documents;

       (5)  Instruments;

       (6)  Equipment;

       (7)  Investment Property;

       (8)  Financial Assets;

       (9) The Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(D) and other monies and property of any kind of such Grantor in the possession or under the control of the Administrative Agent;

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       (10) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral; and

       (11) All Proceeds of all or any of the Collateral described in Clauses 1 through 10 hereof.

       (B) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. FURTHER ASSURANCES; COVENANTS

       (A) No Grantor will change its name, identity or form of Business Entity organization in any manner unless it shall have given the Administrative Agent prior notice thereof and made all filings under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral and, except where such action would not adversely affect the validity or perfection of the security interests created hereby, delivered an opinion of counsel with respect thereto in accordance with Section 4(L). No Grantor will change the location of (i) its chief executive office or chief place of business, or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the locations described in the Perfection Certificate unless it shall have given the Administrative Agent prior notice thereof and made all filings under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral and, except where such action would not adversely affect the validity or perfection of the security interests created hereby, delivered an opinion of counsel with respect thereto in accordance with Section 4(L); PROVIDED that this provision shall not be deemed to be breached so long as at least 95% of the Collateral is subject to a perfected security interest. No Grantor shall in any event change the location of any Collateral (other than (i) Inventory of such Grantor with an aggregate fair market value not in excess of $2,500,000 at any time temporarily in the possession of contract vendors pursuant to applicable contracts with such Grantor or (ii) loans made to third parties in the ordinary course of business of Equipment with a fair market value not in

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excess of $2,500,000) if such change would cause the Security Interests in such
Collateral to lapse or cease to be perfected.

       (B) Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, notice, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements under the UCC, registration in the United States Patent and Trademark Office of any unregistered Patent or Trademark of such Grantor, now owned or later acquired by such Grantor, filings with the United States Patent and Trademark Office, and, subject to the provisions of Section 2(B) and 4(C), anything required under the Assignment of Claims Act) that from time to time may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Administrative Agent and the Secured Parties to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Administrative Agent to execute and file financing statements or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees, to the extent permitted by applicable law, that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

       (C) If an Event of Default shall have occurred and be continuing for 10 days (or, (i) if such Event of Default is an Event of Default under clause (a), (g) or (h) of Article VII of the Amended and Restated Credit Agreement and is with respect to any Borrower and (ii) if the maturity of the Loans (as defined in the Amended and Restated Credit Agreement) or the Loans shall have been accelerated under the Amended and Restated Credit Agreement, immediately upon such acceleration) then upon the request of the Required Lenders, the Administrative Agent shall, at the Grantors' expense, file, deliver and record with the Government in accordance with the Assignment of Claims Act any statement, notice, assignment, instrument, document, agreement or other paper executed or delivered pursuant to Section 2(G), Section 4(B) or Section 4(P) with respect to Assignable Government Contract Claims.

       (D) If any Collateral is at any time in the possession or control of any warehouseman or bailee or any of a Grantor's

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agents or processors, such Grantor shall, at the request of the Administrative
Agent upon the occurrence and during the continuance of an Event of Default, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions.

       (E) Each Grantor shall keep full and accurate books and records relating to the Collateral owned by it, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require, upon the occurrence and during the continuance of an Event of Default, in order to reflect the Security Interests.

       (F) Upon the occurrence and during the continuance of an Event of Default, each Grantor will immediately deliver and pledge each Instrument owned by it to the Administrative Agent, appropriately endorsed to the Administrative Agent.

       (G) Each Grantor shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Administrative Agent and the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, each Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (ii) a refund, credit or other adjustment due as a result of returned or damaged merchandise, all in accordance with such Grantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, reasonable attorney's fees) of collection, whether incurred by any Grantor or the Administrative Agent, shall be borne by such Grantor.

       (H) Upon the occurrence and during the continuance of any Event of Default, upon the direction of the Administrative Agent at the request of the Required Lenders, each Grantor will promptly notify (and such Grantor hereby authorizes the Administrative Agent so to notify) each account debtor (subject, in the case of any account debtor that is the Government, to the

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provisions of Section 4(C)) in respect of any of its Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent or its designee.

       (I) Each Grantor shall, if so directed by the Administrative Agent at the request of the Required Lenders, deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of Equipment and shall cause the Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Grantor shall promptly inform the Administrative Agent of any additions to or deletions from the Equipment owned by it and subject to a certificate of title, application for title or similar instrument embodying ownership (provided that no such notice shall be required until the aggregate amount of such additions or deletions shall exceed $1,500,000) and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

       (J) Prior to the first Borrowing under the Amended and Restated Credit Agreement, each Grantor will cause the Administrative Agent to be named as loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment as required by Section 5.03 of the Amended and Restated Credit Agreement. Each Grantor will deliver to the Administrative Agent, upon request of the Administrative Agent, the insurance policies for such insurance. Each such insurance policy shall comply with the terms of the Amended and Restated Credit Agreement and all insurance proceeds shall be paid in accordance with the terms of the Amended and Restated Credit Agreement.

       (K) Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence it may reasonably request concerning such Grantor's Collateral to enable the Administrative Agent to enforce the provisions of this Agreement.

       (L) Not more than six months nor less than 30 days prior to each date on which any Grantor proposes to take any action in connection with which an opinion of counsel is to be delivered pursuant to Section 4(A), the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel, satisfactory to the Administrative Agent, substantially in the form of the opinions with respect to the Collateral delivered on the Effectiveness Date under the Amended and Restated Credit Agreement, to the effect that all financing

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statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests in the Collateral affected by such action against all creditors of and purchasers from such Grantor have been filed in each filing office necessary for such purpose, together with evidence that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

       (M) From time to time upon the reasonable request by the Administrative Agent, the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel reasonably satisfactory to the Administrative Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

       (N) Each Grantor shall permit the Administrative Agent, to the extent permitted by applicable law, rule, regulation or order, to have access to, examine and make abstracts from and otherwise use such Grantor's books and records relating to the Collateral at such reasonable times and as often as may reasonably be desired for the purpose of enforcing the provisions of this Agreement.

       (O) Each Grantor shall notify the Administrative Agent immediately if it knows that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated (other than applications or registrations (x) with respect to any such Patents or Trademarks that are no longer used or useful in the business of such Grantor, or (y) that have been refused by the applicable patent or trademark registry) or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, or any court) regarding such Grantor's ownership of any material Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any material Patent, Trademark,

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Patent License or Trademark License that is used or useful in the business of any Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after it learns thereof and shall promptly take all reasonable actions appropriate to stop such infringement, misappropriation or dilution consistent with the significance thereof to the business of such Grantor including, if necessary, suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such material Patent, Trademark, Patent License or Trademark License. In no event shall any Grantor, either itself or through any agent, employee or licensee, file an application for the registration of any material Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and, upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers the Administrative Agent may request to evidence the Security Interest in such material Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

       (P) Within 120 days after any Government Contract Claim becomes an Assignable Government Contract Claim having an initial stated contract value to the Grantor party thereto in excess of $5,000,000, such Grantor shall execute and deliver to the Administrative Agent an assignment and notice of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, with respect to such Assignable Government Contract Claim. Within 120 days after any date on which the aggregate initial stated contract value to the Grantors, taken as a whole, of the Assignable Government Contract Claims in effect on such date for which the Grantors have executed and delivered to the Administrative Agent assignments and notices of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, is less than 90% of the aggregate initial stated contract value to the Grantors, taken as a whole, of all Assignable Government Contract Claims in effect on such date, one or more of the Grantors shall execute and deliver to the Administrative Agent assignments and notices of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, with respect to Assignable Government Contract Claims such that the aggregate initial stated contract value to the Grantors, taken as a whole, of the Assignable Government Contract Claims for which the Grantors have

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executed and delivered to the Administrative Agent assignments and notices of assignment substantially in the forms of Exhibits C-2 and C-3, respectively, is at least 90% of the aggregate initial stated contract value to the Grantors, taken as a whole, of all Assignable Government Contract Claims. The notices of assignment required by this Section 4(P), along with the appropriate number of copies and attachments as required by 48 CFR Subpart 32.8, shall be filed by the Administrative Agent only in accordance with, and in circumstances contemplated by, Section 4(C) and shall include with respect to each Assignable Government Contract Claim a notice of assignment addressed to (i) the proper contracting officer or the proper agency head, as applicable, (ii) the proper disbursing officer designated for the applicable Assignable Government Contract Claim and (iii) where applicable, the proper surety on any bond applicable to the Assignable Government Contract Claim.

SECTION 5. COLLATERAL ACCOUNT

       (A) There is hereby established with The Chase Manhattan Bank, a cash collateral account (the "Collateral Account") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. Notwithstanding any other provisions hereof to the contrary, so long as no Event of Default is continuing, any balance standing to the credit of the Collateral Account shall be distributed to the Grantors upon the order of the Company.

       (B) If an Event of Default has occurred and is continuing, at the direction of the Administrative Agent upon the request of the Required Lenders, each Grantor shall instruct all account debtors (other than those subject to the provisions of Section 4(C)) and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit B hereto duly executed by each Grantor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank. All such payments made to the Administrative Agent shall be deposited in the Collateral Account. In addition to the foregoing, each Grantor agrees that, if an Event of Default has occurred and is continuing and the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, at the direction of the Administrative Agent upon the request of the Required Lenders, such Grantor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, and during the continuance of any Event of Default, all such proceeds shall be held in trust by such Grantor for and as the property of the Administrative Agent and the Secured Parties and shall not be commingled with any other funds or property of such Grantor.

       (C) During the continuance of any Event of Default, the Administrative Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Accounts in the manner specified in
Section 9.

       (D) Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Administrative Agent; PROVIDED that, during the continuance of any Event of Default, the Administrative Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Administrative Agent and (ii) in order to provide the Administrative Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

       (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Administrative Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Administrative Agent or an agent thereof (which shall not be any Grantor or any of its Affiliates) in the State of New York; or

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       (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Administrative Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 6. GENERAL AUTHORITY

       Each Grantor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, the Administrative Agent, any other Secured Parties or otherwise, for the sole use and benefit of the Administrative Agent and the Secured Parties, but at the Grantor's expense, to the extent permitted by law (including, without limitation, applicable laws, rules, regulations and orders relating to national security) to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

        (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

        (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

        (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

        (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Administrative Agent shall give the applicable Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Grantor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

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SECTION 7. REMEDIES UPON EVENT OF DEFAULT

       (A) If any Event of Default has occurred and is continuing, the Administrative Agent may at the direction of the Required Lenders, exercise on behalf of the Secured Parties all rights of a secured party under the UCC (or, if the UCC is not in effect in the jurisdiction where such rights are exercised, the UCC as in effect in the State of New York to the extent not prohibited by the laws of such jurisdiction), subject to any applicable laws, rules, regulations and orders relating to national security, and, in addition, the Administrative Agent may, at the direction of the Required Lenders, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral (subject to any applicable laws, rules, regulations and orders relating to national security) or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may reasonably deem satisfactory. To the extent any Collateral consists of Securities, the Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral

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for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right (subject to any applicable laws, rules, regulations and orders relating to national security) to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral (subject to any applicable laws, rules, regulations and orders relating to national security) so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Grantor will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (subject to any applicable laws, rules, regulations and orders relating to national security).

Each purchaser at any such sale shall (subject to any applicable laws, rules, regulations and orders relating to national security) hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in the case of a public sale, state the time and place fixed for such sale, and (2) in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange and (3) in the case of any other private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it (subject to any applicable laws, rules, regulations and orders relating to national security) may, at the direction of the Required Lenders, proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

       (B) Upon the occurrence and during the continuance of an Event of Default, for the purpose of enforcing any and all rights and remedies under this Agreement the Administrative Agent may in each case, to the extent permitted by applicable law, rule, regulation or order (including, without limitation, any applicable national laws, rules, regulations and orders relating to national security) (i) require any Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in its opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises and (iii) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by any Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent reasonably deems appropriate and, in connection with such preparation and disposition, use without charge by any Grantor any trademark, trade name, copyright, patent or technical process used by such Grantor.

       (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

        (i) the Administrative Agent may, at the direction of the Required Lenders, license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non- exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine;

        (ii) the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of any Grantor, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Administrative Agent and each of the other Secured Parties from, and agrees to hold the Administrative Agent and each of the other Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party; and

        (iii) upon request by the Administrative Agent, each Grantor will execute and deliver to the Administrative Agent a further power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Trademark, Patent License or Trademark License. In the event of any such disposition pursuant to this Section, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Administrative Agent.

       (D) The Administrative Agent will take the actions and exercise the rights and remedies on behalf of the Secured Parties pursuant to this Section 7 at the request of the Required Lenders and subject to any applicable laws, rules, regulations and orders (including, without limitation, any applicable laws, rules, regulations and orders relating to national security) with respect to the use or transfer of any of the Collateral. Anything in this Agreement to the contrary notwithstanding, in the event that the Administrative Agent, acting as authorized pursuant to this Agreement or any of the Financing Documents, seeks to exercise any remedies upon the occurrence of an Event of Default that will require it to have access to classified information or information which otherwise cannot be held by the Administrative Agent under applicable laws, rules, regulations or orders relating to national security ("Classified Information"), and the Administrative Agent is unable to obtain a clearance or other governmental approval required to have such access within a reasonable time after seeking to exercise its remedies upon the occurrence of an Event of Default, each Grantor shall dispose of all Classified Information that is Collateral in compliance with the applicable laws, rules regulations and orders and as the Administrative Agent may direct, with the proceeds of such disposition to constitute Collateral hereunder and to be payable directly, to the extent permitted under any such applicable laws, rules, regulations and orders relating to national security, to the Administrative Agent for the benefit of the Secured Parties.

SECTION 8.  LIMITATION ON DUTY OF ADMINISTRATIVE AGENT
            IN RESPECT OF COLLATERAL

       Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

SECTION 9. APPLICATION OF PROCEEDS

       (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied, subject to applicable law, by the Administrative Agent in the following order of priorities:

       FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent is to be reimbursed pursuant to Section 13 hereof, or any Lender is to be reimbursed pursuant to, and unpaid fees owing to the Administrative Agent under, the Amended and Restated Credit Agreement;

       SECOND, to the ratable payment of accrued but unpaid interest on the Secured Obligations;

       THIRD, to the ratable payment of unpaid principal of the Secured Obligations;

       FOURTH, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

       FINALLY, to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind to the extent permitted by law (including without limitation applicable laws, rules, regulations and orders relating to national security) or, on a ratable basis, in any combination thereof. In determining allocations under this

Section, the amount of any Hedging Obligation shall be equal to the amount of the unrealized net loss position owed to such Secured Party.

       (B) In making the determinations and allocations required by this Section, the Administrative Agent may rely upon information supplied by the Secured Parties as to the amounts of the Secured Obligations held by them, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All distributions made by the Administrative Agent pursuant to this Section shall be final, absent manifest error, and the Administrative Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

       (C) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Security Interests are enforced with respect to some, but not all, of the Secured Obligations, the Administrative Agent shall nonetheless apply the proceeds to all the Secured Obligations, in the proportions and subject to the priorities specified in this Section. To the extent that the Administrative Agent distributes proceeds collected with respect to one Secured Obligation to or on behalf of the holder of another Secured Obligation, the holder of the former Secured Obligation shall be deemed to have purchased a participation in the latter Secured Obligation, or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

SECTION 10.  HEDGING OBLIGATIONS

       As a condition to accepting the benefits of this Agreement, each Lender and each Affiliate thereof that is owed Hedging Obligations agrees with each of the other Lenders, each Affiliate of a Lender that is owed Hedging Obligations and the Administrative Agent that it will from time to time (i) provide such information to the Administrative Agent as may be necessary to enable the Administrative Agent to make any determination of the amount of Secured Obligations held by such Lender or Affiliate thereof or otherwise as requested by the Administrative Agent for any other purpose of the Financing Documents and
(ii) otherwise cooperate in taking action or enforcing rights with respect to such Hedging Obligations and rights hereunder as may be reasonably requested by the Administrative Agent at the direction of the Required Lenders.

SECTION 11.  CONCERNING THE ADMINISTRATIVE AGENT

       (A) Each Secured Party irrevocably appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with all such powers as are reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

       (B) The Administrative Agent shall have the same rights and powers under this Agreement as any other Secured Party and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Grantor or any Subsidiary or Affiliate of any Grantor as if it were not the Administrative Agent hereunder.

       (C) The obligations of the Administrative Agent are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Event of Default. The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

       (D) The Administrative Agent may consult with legal counsel (who may be counsel for any Grantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

       (E) Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation or observance of any of the covenants or agreements of any Grantor; or (iii) the validity, effectiveness or genuineness of this Agreement or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

       (F) The Chase Manhattan Bank may resign as Administrative Agent hereunder and under the Mortgages at any time by giving written notice thereof to the Secured Parties and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent hereunder and under the Mortgages with the consent of the Company (which consent shall not unreasonably be withheld, but which may in any event be withheld if such proposed successor Administrative Agent fails to deliver evidence reasonably satisfactory to the Borrower that such proposed successor Agent is not a Foreign Person). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 60 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall (i) be a commercial bank organized under the laws of the United States of America or of any State thereof, (ii) not be a Foreign Person and
(iii) have a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent hereunder and under the Mortgages, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the Mortgages. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Agreement and the Mortgages shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder and under the Mortgages.

SECTION 12.  APPOINTMENT OF ADMINISTRATIVE CO-AGENTS

       At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons (none of which shall in any event be a Foreign Person), either to act as administrative co-agent or administrative co-agents, jointly with the Administrative Agent, or to act as separate Administrative Agent or Administrative Agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of each such collateral co-agent or separate Administrative Agent similar to the provisions of Section 11).

SECTION 13.  EXPENSES

       In the event that any Grantor fails to comply with the provisions of any Financing Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby materially diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Grantors jointly and severally shall reimburse the Administrative Agent for the reasonable costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of appraisals and periodic inspections of the Collateral to the extent the same may be reasonably requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Grantors; and if the Grantors fail to promptly pay any portion thereof when due, any Secured Party may, at its option, but shall not be required to, pay the same and charge the Grantor's account therefor, and the Grantors jointly and severally agree to reimburse such Secured Party therefor on demand. All sums so paid or incurred by any Secured Party for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Administrative Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to ABR Borrowings (as defined in the Amended and Restated Credit Agreement), be additional Secured Obligations hereunder.

SECTION 14.  TERMINATION OF SECURITY
             INTERESTS; RELEASE OF COLLATERAL

       Upon the repayment in full of all Secured Obligations and the termination of the Commitments (as defined in the Amended and Restated Credit Agreement) under the Amended and Restated Credit Agreement, the Security Interests and all obligations of the Grantors under this Agreement shall terminate and all rights to the Collateral shall revert to the Grantors. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release any of the Collateral with the prior written consent of the Required Lenders; provided that the Administrative Agent may release all or substantially all of the Collateral prior to the termination of the obligations of the Grantors under this Agreement only with the prior written consent of all of the Lenders. In addition, the Administrative Agent shall release any and all Collateral required in connection with any transaction, or sale, transfer, assignment or other disposition of Collateral, that is consummated by any Grantor and that is not prohibited by any Financing Document, and shall be fully protected in relying upon a certificate of an authorized officer of the Company to such effect. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will promptly, at the expense of the Grantors, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be, including UCC termination statements, and will duly assign, transfer and deliver to the Grantors or to whomever lawfully shall be entitled to receive the same, such of the Collateral as may be in the possession of the Administrative Agent.

SECTION 15.  NOTICES

       All notices, communications and distributions to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified below and the appropriate answerback is received, (ii) if given by facsimile, when delivered to the number specified below (and followed by a copy sent by mail or other courier addressed as aforesaid) or (iii) if given by any other means, when delivered at the address or telecopier number specified below.

SECTION 16.  WAIVERS; NON-EXCLUSIVE REMEDIES

       No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in the Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 17.  SUCCESSORS AND ASSIGNS

       This Agreement is for the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Grantor and the Administrative Agent and their respective successors and assigns.

SECTION 18.  CHANGES IN WRITING

       Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Grantor and the Administrative Agent with the consent of the Required Lenders.

SECTION 19.  NEW YORK LAW

       This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

SECTION 20.  SEVERABILITY

       If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 21.  ADDITIONAL SUBSIDIARY GUARANTORS

       Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date hereof is required to enter into this Agreement as a Subsidiary Guarantor and Grantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Subsidiary Guarantor and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and Grantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor and Grantor as a party to this Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor and Grantor as a party to this Agreement.

SECTION 22.  COUNTERPARTS; INTEGRATION

       This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

               ALLIANT TECHSYSTEMS INC.


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
               600 Second Street NE
               Hopkins, Minnesota  55343-8384
               Facsimile number: 952-931-6773
               Federal tax identification
               number:  41-1672694



               THE CHASE MANHATTAN BANK,
               as Administrative Agent


               By: /s/ John C. Riordan
                  ------------------------
                  Name:  John C. Riordan
                  Title: Vice President

               SUBSIDIARY GUARANTORS:

               ALLIANT AMMUNITION SYSTEMS
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               NEW RIVER ENERGETICS, INC.


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  600 Second Street NE
                  Hopkins, MN 55343
                  Facsimile number: 952-931-6773
                  Telephone number: 952-931-6140


               ALLIANT HOLDINGS LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:

               ALLIANT PROPULSION AND COMPOSITES
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT SOUTHERN COMPOSITES
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT DEFENSE LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT AMMUNITION AND POWDER
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:

               ALLIANT PRECISION FUZE COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:




               ALLIANT INTEGRATED DEFENSE
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT INTERNATIONAL HOLDINGS INC.


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT MISSILE PRODUCTS COMPANY LLC

               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:

               ALLIANT AEROSPACE COMPANY LLC

               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT AEROSPACE PROPULSION COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT AEROSPACE COMPOSITE STRUCTURES
               COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT LAKE CITY SMALL CALIBER
               AMMUNITION COMPANY LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:

               THIOKOL PROPULSION CORP.

               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               THIOKOL TECHNOLOGIES INTERNATIONAL, INC.

               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:


               ALLIANT PROPULSION AND COMPOSITES LLC


               By /s/ Eric Rangen
                  -----------------------
                  Name: Eric Rangen
                  Title:
                  [address]
                  [address]
                  Facsimile number:
                  Telephone number:

                                                                  ANNEX 1 TO THE
                                                              SECURITY AGREEMENT



                                    SUPPLEMENT NO.           dated as of
                                       , to the Amended and Restated Security
                                 Agreement dated as of April 20, 2001 (as amended or modified from time to time, the "Security Agreement"), among ALLIANT TECHSYSTEMS, INC. (the "Company"), the borrowing subsidiaries party thereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), each other subsidiary of the Company listed on the signature pages thereof (collectively, with the Borrowing Subsidiaries, the "Subsidiary Guarantors" and, together with the Company, the "Grantors"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined below).

       A. Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the Borrowing Subsidiaries, the Lenders party thereto (the "Lenders") and the Administrative Agent.

       B. Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date of the Security Agreement is required to enter into the Security Agreement as a Subsidiary Guarantor and Grantor upon becoming a Subsidiary Loan Party. Section 21 of the Security Agreement provides that additional Subsidiary Loan Parties may become Subsidiary Guarantors and Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Amended and Restated Credit Agreement to become a Subsidiary Guarantor and Grantor under the Security Agreement.

       Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

       SECTION 1. In accordance with Section 21 of the Security Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor and a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" or "Grantor" in the Security Agreement shall be deemed to include the New Subsidiary Guarantor. The Security Agreement is hereby incorporated herein by reference.

       SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

       SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

       SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

       SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Security Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below.

       SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

       IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                       [Name Of New Subsidiary
                                       Guarantor],

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:
                                                   -----------------------------
                                                  ------------------------------


                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent,

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit E

                                                                  CONFORMED COPY



                              AMENDED AND RESTATED
                          SUBSIDIARY GUARANTY AGREEMENT

      AGREEMENT dated as of April 20, 2001 among each of the subsidiaries of Alliant Techsystems Inc. (the "Company") listed on the signature pages hereof (collectively, the "Subsidiary Guarantors"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") amending and restating in its entirety the Subsidiary Guaranty Agreement dated as of March 15, 1995, amended and restated as of November 14, 1996 and amended and restated as of November 23, 1998 among Alliant Defense Electronics Systems, Inc., New River Energetics, Inc. and the Administrative Agent (the "Existing Subsidiary Guaranty Agreement").

      Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the borrowing subsidiaries party thereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), the Lenders party thereto and the Administrative Agent.

      In connection with the execution and delivery of the Amended and Restated Credit Agreement, the parties wish to amend and restate the Existing Subsidiary Guaranty Agreement as set forth herein; PROVIDED that in no event shall such amendment and restatement be deemed to extinguish or constitute a novation of the obligations under the Existing Subsidiary Guaranty Agreement.

      The Lenders have agreed to continue and to make loans to the Borrowers and the Issuing Banks (as defined in the Amended and Restated Credit Agreement) have agreed to issue Letters of Credit (as defined in the Amended and Restated Credit Agreement) for the account of the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Amended and Restated Credit Agreement. Each of the Subsidiary Guarantors is a subsidiary of the Company and acknowledges that it will derive substantial benefit from the continuation of the loans and making of new loans by the Lenders under the Amended and Restated Credit Agreement, and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Lenders to continue loans and to make loans under the Amended and Restated Credit Agreement to the extent provided therein and of the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a subsidiary guaranty agreement in the form hereof and the amendment and restatement of the Existing Subsidiary Guaranty Agreement as provided herein.

      As consideration therefor and in order to induce the Lenders to continue and to make loans and to execute and deliver the Amended and Restated Credit Agreement and the Issuing Banks to issue Letters of Credit under the Amended and Restated Credit Agreement, the Subsidiary Guarantors are willing to execute this Agreement.

      Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS. Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Subsidiary Guarantors represents that:

      (a) Such Subsidiary Guarantor has been duly incorporated, formed or organized and is validly existing as a Business Entity and in good standing under the laws of its jurisdiction of organization, with all applicable Business Entity powers to carry on its business as presently conducted.

      (b) The execution, delivery and performance by such Subsidiary Guarantor of this Agreement are within such Subsidiary Guarantor's applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Constitutional Documents of such Subsidiary Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subsidiary Guarantor or result in the creation or imposition of any Lien on any asset of such Subsidiary Guarantor or any of its Subsidiaries.

      (c) This Agreement constitutes a valid and binding agreement of such Subsidiary Guarantor, enforceable in accordance with its terms except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

      SECTION 3. THE GUARANTY. The Subsidiary Guarantors, jointly and severally, hereby unconditionally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of (i) all principal of and interest (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not allowed or allowable in such proceeding) on any Loan under the Amended and Restated Credit Agreement, (ii) each payment required to be made by any Borrower under the Amended and Restated Credit Agreement in respect of any Letter of Credit, and any payment required to be made by any Borrower in respect of any Lender Letter of Credit, in each case when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral ("Reimbursement Obligations"), (iii) all other amounts payable by any Subsidiary Guarantor hereunder or under any other Financing Documents (as defined in the Security Agreement), (iv) any Hedging Obligations (as defined in the Security Agreement) and (v) any renewals or extensions of any of the foregoing, in each case whether now outstanding or hereafter arising (such obligations, the "Guaranteed Obligations"). Upon failure by any Borrower to pay punctually any such amount, each Subsidiary Guarantor agrees jointly and severally that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Amended and Restated Credit Agreement.

      SECTION 4. GUARANTIES UNCONDITIONAL. The obligations of the Subsidiary Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

      (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Loan Party under any Loan Document, by operation of law or otherwise;

      (b) any modification or amendment of or supplement to any Loan Document;

      (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any other Loan Party under any Loan Document;

      (d) any change in the Business Entity existence, structure or ownership of such Subsidiary Guarantor or any other Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Subsidiary Guarantor or any other Loan Party or its assets or any resulting release or discharge of any obligation of any other Loan Party contained in any Loan Document;

      (e) the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against any other Loan Party, the Administrative Agent, any Lender, any Issuing Bank or any other Person, whether in connection herewith or any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

      (f) any invalidity or unenforceability relating to or against any other Loan Party for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Loan Party of the principal of or interest on any Loan or Reimbursement Obligation or any other amount payable by any other Loan Party under the Loan Documents; or

      (g) any other act or omission to act or delay of any kind by any other Loan Party, the Administrative Agent, any Lender, any Issuing Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Subsidiary Guarantor's obligations hereunder.

      SECTION 5. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated, the LC Exposure of all of the Lenders shall have been reduced to zero, and the Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Loan or Reimbursement Obligation or any other amount payable by any Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      SECTION 6. WAIVER. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Loan Party or any other Person.

      SECTION 7. WAIVER OF SUBROGATION. Each Subsidiary Guarantor waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of any payment by such Subsidiary Guarantor hereunder.

      SECTION 8. STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by any Borrower under the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall nonetheless be payable by the Subsidiary Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

      SECTION 9. LIMITATION ON EACH SUBSIDIARY GUARANTOR'S OBLIGATIONS. The obligations of each Subsidiary Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provisions of comparable state law.

      SECTION 10. NOTICES. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telex or facsimile transmission number set forth on the signature pages hereof or such other address or telex or facsimile transmission number as such party may hereafter specify for the purpose by notice to the Administrative Agent. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section 10 and the appropriate answerback is received, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile transmission number specified in or pursuant to this Section 10 and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified in or pursuant to this Section 10.

      SECTION 11. NO WAIVER. No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 12. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by each Subsidiary Guarantor and is consented to in writing by the Administrative Agent with the prior written consent of the Required Lenders (except as otherwise provided in the Amended and Restated Credit Agreement).

      SECTION 13. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Lenders, any Issuing Bank and the Administrative Agent and their respective successors and assigns and in the event of an assignment of the Loans or other amounts payable under the Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. All of the provisions of this Agreement shall be binding upon the parties hereto and their respective successors and assigns, except that no Subsidiary Guarantor may assign or transfer any of its rights or obligations under this Agreement.

      SECTION 14. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Administrative Agent shall have received a counterpart hereof signed by one or more of the Subsidiary Guarantors and when the Amended and Restated Credit Agreement shall become effective in accordance with its terms. Thereafter, upon execution and delivery of this Agreement on behalf of any other Subsidiary Guarantor, this Agreement shall become effective with respect to such Subsidiary Guarantor as of the date of such delivery.

      SECTION 15. ADDITIONAL SUBSIDIARY GUARANTORS. Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date hereof is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

      SECTION 16. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE SUBSIDIARY GUARANTORS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SUBSIDIARY GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

           THE CHASE MANHATTAN BANK,
           as Administrative Agent,


           By /s/ John C. Riordan
              --------------------------
              Name: John C. Riordan
              Title: Vice President



           SUBSIDIARY GUARANTORS:

           ALLIANT AMMUNITION SYSTEMS
           COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           NEW RIVER ENERGETICS, INC.


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              600 Second Street NE
              Hopkins, MN 55343
              Facsimile number: 952-931-6773
              Telephone number: 952-931-6140

           ALLIANT HOLDINGS LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT SOUTHERN COMPOSITES
           COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT DEFENSE LLC

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:

           ALLIANT AMMUNITION AND POWDER
           COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:




           ALLIANT PRECISION FUZE COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT INTEGRATED DEFENSE
           COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT INTERNATIONAL HOLDINGS INC.


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:

              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT MISSILE PRODUCTS COMPANY LLC

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:




           ALLIANT AEROSPACE COMPANY LLC

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT AEROSPACE PROPULSION COMPANY LLC

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT AEROSPACE COMPOSITE STRUCTURES
           COMPANY LLC


           By /s/ Eric Rangen
              -----------------------

              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           ALLIANT LAKE CITY SMALL CALIBER
           AMMUNITION COMPANY LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:



           THIOKOL PROPULSION CORP.

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:


           THIOKOL TECHNOLOGIES INTERNATIONAL, INC.

           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:

           ALLIANT PROPULSION AND COMPOSITES LLC


           By /s/ Eric Rangen
              -----------------------
              Name: Eric Rangen
              Title:
              [address]
              [address]
              Facsimile number:
              Telephone number:

                                                                  ANNEX 1 TO THE
                                                   SUBSIDIARY GUARANTY AGREEMENT


           SUPPLEMENT NO.         dated as of          , to the Amended and
        Restated Subsidiary Guaranty Agreement dated as of April 20, 2001 (as amended or modified from time to time, the "Guaranty Agreement"), among each of the subsidiaries of Alliant Techsystems Inc. (the "Company") listed on the signature pages thereof collectively, the "Subsidiary Guarantors") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined below).

      A. Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among the Company, the borrowing subsidiaries party thereto (each, a "Borrowing Subsidiary" and collectively with the Company, the "Borrowers"), the Lenders party thereto and the Administrative Agent.

      B. Pursuant to the Amended and Restated Credit Agreement, any additional Subsidiary Loan Party that is formed or acquired after the date of the Guaranty Agreement is required to enter into the Guaranty Agreement as a Subsidiary Guarantor upon becoming a Subsidiary Loan Party. Section 15 of the Guaranty Agreement provides that additional Subsidiary Loan Parties may become Subsidiary Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Guarantor (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Amended and Restated Credit Agreement to become a Subsidiary Guarantor under the Guaranty Agreement.

      Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

      SECTION 1. In accordance with Section 15 of the Guaranty Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby
(a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guaranty Agreement shall be deemed to include the New Subsidiary Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

      SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

      SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10 of the Guaranty Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below.

      SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

      IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

                                       [Name Of New Subsidiary
                                       Guarantor],

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:
                                                   -----------------------------
                                                  ------------------------------


                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent,

                                         by
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit F

                 CHIEF FINANCIAL OFFICER'S SOLVENCY CERTIFICATE

                            ALLIANT TECHSYSTEMS INC.

      Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (the "AMENDED AND RESTATED CREDIT AGREEMENT"), among Alliant Techsystems Inc. (the "COMPANY"), the Borrowing Subsidiaries party thereto, the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). This certificate is being delivered pursuant to Section 10(i) of the Effectiveness Agreement dated as of April 20, 2001, among the Borrowers, the lenders listed on Schedule I thereto as Original Lenders (the "ORIGINAL LENDERS"), the lenders listed on Schedule II thereto as Continuing Lenders (the "CONTINUING LENDERS" and, together with the Original Lenders, the "LENDERS"), and the Administrative Agent, to which the Amended and Restated Credit Agreement is attached as Exhibit A. All capitalized terms used but not defined herein shall have the meaning set forth in the Amended and Restated Credit Agreement.

      1. The undersigned is the duly elected, qualified and acting Chief Financial Officer of the Company and is executing and delivering this Certificate solely in his capacity as such officer.

      2. The undersigned does hereby certify to the best of his knowledge after due inquiry that immediately after the consummation of the Transactions to occur on the Effectiveness Date and immediately following the making of each Loan and issuing of each Letter of Credit made on the Effectiveness Date and after giving effect to the application of the proceeds of such Loans and Letters of Credit,
(i) the fair value of the assets of the Loan Parties and each of their respective Subsidiaries on a combined consolidated basis (collectively, on such basis, the "SUBJECT PARTIES") will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Subject Parties will be greater than the amount that will be required to pay the probably liability of their debts and other liabilities, subordinated, contingent or otherwise as such debts and other liabilities become absolute and matured; (iii) the Subject Parties do not intend to incur and do not believe they will incur debts and liabilities, subordinated, contingent or otherwise that are beyond their ability to pay such debts and liabilities as they become absolute and matured; and (iv) the Subject Parties will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Effectiveness Date.

                         - SIGNATURE ON FOLLOWING PAGE -

                                         Certified this 20th day of April 2001



                                         By:  /s/ Eric Rangen
                                              ----------------------------------
                                              Chief Financial Officer
                                              ALLIANT TECHSYSTEMS INC.




                                      -2-